                                                                  Exhibit 10.38



                           CREDIT AGREEMENT

                      Dated as of March 2, 1998

                             by and among

                   PRECISION RESPONSE CORPORATION,
                           as the Borrower

                                 and

                          NATIONSBANK, N.A.
                  and the other lenders that become
                         signatories hereto,
                             as the Banks

                                 and

                          NATIONSBANK, N.A.,
                             as the Agent

                          TABLE OF CONTENTS

TABLE OF CONTENTS...............................................................................   I-iv

Section  1.  DEFINITIONS AND INTERPRETATION.....................................................      1
             Section  1.01 Definitions..........................................................      1
             (a) Capitalized Terms..............................................................      1
             (b) "Other Definitional and Interpretive Provisions"...............................     18
             Section  1.02 Accounting Terms and Matters.........................................     19
             Section  1.03 Representations and Warranties.......................................     19
             Section  1.04 Captions.............................................................     19
             Section  1.05 Neutral Interpretation...............................................     19

Section  2.  COMMITMENTS; FUNDING AND REPAYMENT OF
             LOANS..............................................................................     20
             Section  2.01 Commitments..........................................................     20
             Section  2.02 Amounts and Types....................................................     20
             Section  2.03 Manner of Borrowings and Fundings....................................     20
             (a) Borrowing Notice; Funding......................................................     20
             (b) Agent May Assume Funding.......................................................     21
             (c) Banks' Obligations Independent.................................................     21
             Section  2.04 Addition of Banks....................................................     21
             Section  2.05 Interest on Loans....................................................     22
             (a) Interest Rates.................................................................     22
             (b) Post-Default Interest..........................................................     22
             (c) Time of Payment................................................................     22
             (d) Maximum Interest Rate..........................................................     22
             (e) Computation of Interest........................................................     22
             Section 2.06 Mandatory Repayment of Loans..........................................     23
             (a) At Maturity....................................................................     23
             (b) Prior to Maturity..............................................................     23
             Section  2.07 Optional Prepayments of Loans........................................     23
             Section  2.08 Evidence of Indebtedness; Impaired Notes.............................     23
             Section  2.09 Commitment Fee.......................................................     24
             Section  2.10 Manner and Allocation of Payments....................................     24
             Section  2.11 Application, Distribution and Sharing of Payments....................     24

Section  3.  CONDITIONS TO LOANS................................................................     26
             Section  3.01 Conditions to Initial Loans..........................................     26
             Section  3.02 Conditions to Each Loan..............................................     27

Section  4.  CERTAIN REPRESENTATIONS AND WARRANTIES OF BORROWER.................................     28
             Section  4.01 Organization: Power; Qualification; Compliance.......................     28
             Section  4.02 Subsidiaries and Stockholders........................................     28
             Section  4.03 Ownership Interests..................................................     29





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

             Section  4.04 Solvency.............................................................     29
             Section  4.05 Authorization and Compliance of Agreement and Notes..................     29
             Section  4.06 Litigation...........................................................     29
             Section  4.07 Burdensome Provisions................................................     29
             Section  4.08 No Material Adverse Change or Event..................................     30
             Section  4.09 No Adverse Fact......................................................     30
             Section  4.10 Title to Properties..................................................     30
             Section  4.11 Funded Debt..........................................................     30
             Section  4.12 Patents, Trademarks, Etc.............................................     30
             Section  4.13 Security Interests...................................................     30
             Section  4.14 Margin Stock.........................................................     30
             Section  4.15 Investment Company...................................................     31
             Section  4.16 ERISA................................................................     31
             Section  4.17 No Default...........................................................     32
             Section  4.18 Hazardous Materials..................................................     32
             Section  4.19 Employment Matters...................................................     32
             Section  4.20 RICO.................................................................     33

Section  5.  CERTAIN AFFIRMATIVE COVENANTS......................................................     33
             Section  5.01 Preservation of Existence and Properties, Scope of
                           Business, Compliance with Law, Payment of Taxes and Claims...........     33
             Section  5.02 Insurance............................................................     33
             Section  5.03 Use of Proceeds......................................................     33
             Section  5.04 Covenants Extending to Other Persons.................................     33
             Section  5.05 New Subsidiaries.....................................................     34

Section  6.  CERTAIN NEGATIVE COVENANTS.........................................................     34
             Section  6.01 Net Worth............................................................     34
             Section  6.02 Funded Debt to EBITDA Ratio..........................................     34
             Section  6.03 Fixed Charge Coverage Ratio..........................................     34
             Section  6.04 Capital Expenditures.................................................     34
             Section  6.05 Funded Debt to Capitalization........................................     34
             Section  6.06 Funded Debt..........................................................     35
             Section  6.07 Liens................................................................     35
             Section  6.08 Transfer of Assets...................................................     36
             Section  6.09 Investments..........................................................     36
             Section  6.10 Merger and Consolidation.............................................     37
             Section  6.11 Restricted Payments..................................................     37
             Section  6.12 Acquisitions.........................................................     37
             Section  6.13 Transactions with Affiliates.........................................     37
             Section  6.14 Compliance with ERISA................................................     38
             Section  6.15 Fiscal Year..........................................................     39
             Section  6.16 Dissolution, etc.....................................................     39
             Section  6.17 Limitations of Sales and Leasebacks..................................     39
             Section  6.18 Change in Control....................................................     39

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
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
             Section  6.19 Negative Pledge Clauses..............................................     39
             Section  6.20 Customer Lists and Tradenames........................................     39
             Section  6.21 Circumvention........................................................     39

Section  7.  INFORMATION........................................................................     39
             Section  7.01 Financial Statements and Information to be Furnished.................     39
             (a) Quarterly Financial Statements; Officer's Certificate..........................     39
             (b) Year-End Statement; Accountants' and Officer's
                 Certificates...................................................................     40
             (c) SEC Materials; Management Letters..............................................     40
             (d) Additional Materials...........................................................     40
             (e) Notice of Defaults, Litigation and other Matters...............................     41
             Section  7.02 Accuracy of Financial Statements and Information.....................     41
             (a) Historical Financial Statements................................................     41
             (b) Future Financial Statements....................................................     41
             (c) Historical Information.........................................................     42
             (d) Future Information.............................................................     42
             Section  7.03 Additional Agreements Relating to Disclosure.........................     42
             (a) Accounting Methods and Financial Records.......................................     43
             (b) Visits and Inspections.........................................................     43

Section  8.  DEFAULT............................................................................     43
             Section  8.01 Events of Default....................................................     43
             Section  8.02 Remedies Upon Event of Default.......................................     45
             Section  8.03 Application of Funds After Default...................................     46

Section  9.  CHANGES IN CIRCUMSTANCES; YIELD MAINTENANCE; AND ILLEGALITY........................     46
             Section  9.01 Increased Costs or Reduced Returns...................................     46
             Section  9.02 Capital Adequacy.....................................................     47
             Section  9.03 Notice to Borrower...................................................     47
             Section  9.04 Limitation on Types of Loans.........................................     47
             Section  9.05 Illegality...........................................................     48
             Section  9.06 Compensation.........................................................     48
             Section  9.07 Treatment of Affected Loans..........................................     48
             Section  9.08 .....................................................................     49

Section 10.  THE AGENT..........................................................................     50
             Section 10.01 Appointment and Authorization........................................     50
             Section 10.02 Agent and Affiliates.................................................     50
             Section 10.03 Action by Agent......................................................     51
             Section 10.04 Consultation with Experts............................................     51
             Section 10.05 Liability of Agent...................................................     51
             Section 10.06 Indemnification......................................................     51
             Section 10.07 Notification of Banks................................................     51

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
             Section 10.08 Credit Decisions.....................................................     52
             Section 10.09 Defaults.............................................................     52
             Section 10.10 Successor Agent......................................................     52
             Section 10.11 Security Documents, Etc..............................................     52
             Section 10.12 Consent of Banks.....................................................     53
             Section 10.13 Determinations by Agent..............................................     53
             Section 10.14 Administrative Fees..................................................     53

Section 11.  MISCELLANEOUS......................................................................     53
             Section 11.01 Notices..............................................................     53
             (a) Manner of Delivery.............................................................     53
             (b) Addresses......................................................................     53
             (c) Effectiveness..................................................................     55
             (d) No Entitlement.................................................................     55
             Section 11.02 Expenses.............................................................     55
             Section 11.03 Banks' Right to Cure.................................................     56
             Section 11.04 Rights Cumulative....................................................     56
             Section 11.05 Waivers; Amendments..................................................     56
             Section 11.06 Set-Off..............................................................     57
             Section 11.07 Assignments and Participations by Banks..............................     57
             Section 11.08 Assignments by Borrower..............................................     59
             Section 11.09 Severability of Provisions...........................................     59
             Section 11.10 Counterparts.........................................................     59
             Section 11.11 Survival of Obligations..............................................     59
             Section 11.12 Change in Accounting Principles......................................     60
             Section 11.13 Loan Records.........................................................     60
             Section 11.14 Other Security and Guaranties........................................     60
             Section 11.15 Currency Indemnity...................................................     61
             Section 11.16 Negotiated Transaction...............................................     61
             Section 11.17 No Joint Venture.....................................................     61
             Section 11.18 Counterpart Facsimile Execution......................................     61
             Section 11.19 Further Assurances; Power of Attorney................................     61
             Section 11.20 No Representations Regarding Renewal.................................     62
             Section 11.21 No Third Party Rights................................................     62
             Section 11.22 Successors and Assigns...............................................     62
             Section 11.23 Indemnification; Limitation of Liability.............................     62
             Section 11.24 No Other Agreements..................................................     63
             Section 11.25 Governing Law........................................................     63
             Section 11.26 Judicial Proceedings.................................................     63
             Section 11.27 Waiver of Jury Trial.................................................     63

Exhibit A Form of Authorized Representative Certificate
Exhibit B Form of Borrowing Base Certificate
Exhibit C Form of Borrowing Notice
Exhibit D Form of Revolving Note

Exhibit E Form of Security Agreement
Exhibit F Form of Subsidiary Guaranty
Exhibit G Form of Subsidiary Security Agreement
Exhibit H Form of Interest Period Selection Notice
Exhibit I Form of Opinion of Counsel
Exhibit J Form of Tax Indemnity Agreement
Exhibit K Form of Assignment and Acceptance Agreement
Exhibit L Form of Signature Page


Schedules
4.02      Subsidiaries
4.03      Ownership Interests
4.06      Litigation
4.11      Funded Debt
4.19      Employment Matters
6.07      Permitted Liens
6.09      Investments
7.02      Prior Financial Statements

                           CREDIT AGREEMENT
                           ----------------

                      Dated as of March 2, 1998

     For good and valuable consideration, (a) PRECISION RESPONSE CORPORATION, a Florida corporation (the "Borrower"), (b) NATIONSBANK, N.A., a national banking association ("NationsBank"), and the other Banks as defined herein, and (c) NATIONSBANK, N.A., in its capacity as agent for the Banks (the "Agent"), hereby agree as follows:

Section 1. DEFINITIONS AND INTERPRETATION

     Section 1.01   Definitions.

          (a)  Capitalized Terms.  For the purposes of this Agreement:

     "Accumulated Funding Deficiency" has the meaning ascribed to that term in
Section 302 of ERISA.

     "Acquisition" means the acquisition of (i) a controlling equity interest in another Person (including the purchase of an option, warrant or convertible or similar type security to acquire such a controlling interest at the time it becomes exercisable by the holder thereof), whether by purchase of such equity interest or upon exercise of an option or warrant for, or conversion of securities into, such equity interest, or (ii) assets of another Person which constitute all or substantially all of the assets of such Person or of a line or lines of business conducted by such Person.

     "Adjusted LIBOR Rate" means for any Interest Period a rate per annum (rounded upward to the next higher 1/100th of 1.00%) equal to the rate obtained by dividing (a) the LIBOR Rate for such Interest Period by (b) a percentage equal to one minus the Reserve Requirement in effect from time to time during such Interest Period.

     "Affiliate" means any Person (i) which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, the Borrower; or (ii) which beneficially owns or holds 10% or more of the aggregate voting rights for all of the Borrower's classes of outstanding Voting Stock (or in the case of a Person which is not a corporation, 10% or more of the aggregate voting rights of such Person) of the Borrower; or 10% or more of any class of the outstanding Voting Stock (or in the case of a Person which is not a corporation, 10% or more of the aggregate voting rights of such Person) of which is beneficially owned or held by the Borrower. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of Voting Stock, by contract or otherwise.

     "Agent's Office" means the office of the Agent at 100 S.E. 2nd Street, 15th Floor, Miami, Florida 33131; Attention: Charles E. Porter, Senior Vice President, or such other office or address as the Agent may designate from time to time.

     "Agreement" means this Agreement, as amended in writing from time to time.

     "Agreement Date" means the date as of which this Agreement is dated.

     "Agreement Termination Date" means the date on which the Credit Termination Date shall have occurred and the Borrower shall have fully, finally and irrevocably paid and satisfied all Obligations.

     "Alternate Base Rate" means the per annum rate of interest equal to the greater of (i) the Prime Rate and (ii) the Federal Funds Rate plus one-half of one percent (.50%). Any change in the Alternate Base Rate resulting from a change in the Prime Rate or the Federal Funds Rate shall become effective as of 12:01 a.m. of the Business Day on which such change occurs. The Alternate Base Rate is a reference rate used by Agent in determining interest rates on certain loans and is not intended or represented to be the lowest rate of interest charged on any extension of credit to any debtor.

     "Alternate Base Rate Loan" means a Loan the interest on which is, or is to be, as the context may require, computed on the basis of the Alternate Base Rate.

     "Applicable Law" means (i) all applicable common law and principles of equity and (ii) all applicable provisions of all (A) constitutions, statutes, rules, regulations and orders of Governmental Authorities, (B) Governmental Approvals and (C) orders, decisions, judgments and decrees of all courts and arbitrators.

     "Authorized Representative" means any of the President, the Chief Executive Officer, Chief Financial Officer or the Treasurer of the Borrower or, with respect to financial matters, the Chief Financial Officer or Treasurer of the Borrower, or any other Person expressly designated by the Board of Directors of the Borrower (or the appropriate committee thereof) as an Authorized Representative, as set forth from time to time in a certificate in the form of Exhibit A.

     "Banks" means NationsBank and any other Persons who become signatories to this Agreement as lenders pursuant to section 2.04 or who take an assignment from any such signatories of all or part of its rights and obligations pursuant to and permitted under section 11.07(a). Until Persons, in addition to NationsBank, become parties to this Agreement as Banks as provided herein, all references herein to "Banks" shall be construed as references to NationsBank, anything herein to the contrary notwithstanding.

     "Board" means the Board of Governors of the Federal Reserve System (or any successor body).

     "Borrower" means Precision Response Corporation, a Florida corporation. However, for the purpose of all financial covenants, financial information and financial disclosures as to Borrower contained in this Agreement, the term "Borrower" shall mean collectively Borrower and all existing and hereafter acquired Subsidiaries of Borrower as presented in Borrower's consolidated financial statements.

     "Borrower's Account" means a demand deposit with the Agent or any successor account with the Agent, as designated by Borrower and Agent from time to time.

     "Borrowing" means all Loans of the same Type made on the same day pursuant to the same Borrowing Notice.

     "Borrowing Base" means at any time 80% of the Eligible Accounts Amount at that time.

     "Borrowing Base Certificate" means a certificate of an Authorized Representative substantially in the form of Exhibit B.

     "Borrowing Notice" means a notice delivered by an Authorized Representative in connection with a Borrowing in the form of Exhibit C.

     "Business Day" means any day (other than a Saturday) on which the Agent's Office is open for business and, if the day relates to a LIBOR Rate Loan, on which most banks are open for international business (including dealings in Dollar deposits) in London, England.

     "Capital Expenditures" means, with respect to the Borrower, for any period the sum of (without duplication) (i) all expenditures (whether paid in cash or accrued as liabilities) by the Borrower or any Subsidiary during such period for items that would be classified as "property, plant or equipment" or comparable items on the balance sheet of the Borrower and its Subsidiaries, including without limitation all transactional costs incurred in connection with such expenditures provided the same have been capitalized and (ii) with respect to any Capital Lease entered into by the Borrower or any Subsidiary during such period, the present value of the lease payments due under such Capital Lease over the term of such Capital Lease applying a discount rate equal to the interest rate provided in such lease (or in the absence of a stated interest rate, that rate used in the preparation of the financial statements described in section 7.01), all determined in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

     "Capital Leases" means all leases which have been or should be capitalized in accordance with Generally Accepted Accounting Principles as in effect from time to time (including Statement No. 13 of the Financial Accounting Standards Board and any successor thereof).

     "Capital Securities" means, with respect to any Person, any shares of capital stock of such Person or any security convertible into, or any option, warrant or other right to acquire, any shares of capital stock of such Person.

     "Change of Control" means any "person" or "group" (each as used in sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934) other than David Epstein and Mark J. Gordon (and/or any trusts or other entities owned or controlled by them) either (i) becoming the "beneficial owner" (as defined in Rule 13d-3 of the Securities Exchange Act of 1934), directly or indirectly, of Voting Stock of the Borrower (or securities convertible into or exchangeable for such Voting Stock) representing more than 50% of the combined voting power of all Voting Stock of the Borrower or

(ii) otherwise attains the ability, directly or indirectly, to elect a majority of the board of directors of the Borrower.

     "Closing Date" means the date on which the initial Borrowing is made.

     "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time.

     "Collateral" has the meaning ascribed to that term in the Security Agreement and each Subsidiary Security Agreement.

     "Commitment" of any Bank means the obligation of such Bank to make Loans such that the sum of the outstanding principal amount of its Loans does not exceed the amount set forth opposite its name on the signature pages hereof (as they exist from time to time) or, if the context requires, means such amount.

     "Commitment Fee Rate" means the percent per annum set forth below, which shall be based as specified below upon the ratio of Funded Debt as of the last day of the fiscal quarter of the Borrower most recently ended to EBITDA for the Four-Quarter Period most recently ended:

     Ratio of Funded Debt
     to EBITDA                                      Commitment Fee Rate
     --------------------                           -------------------
     (a)  Less than or equal to 1.00 to 1.0               .1875%

     (b)  Greater than 1.00 to 1.0                          .25%

The Commitment Fee Rate shall be established for each fiscal quarter of the Borrower based upon the foregoing ratio at the end of the immediately preceding fiscal quarter of the Borrower (the "Determination Date"). Each such ratio shall be determined based upon the computations set forth in the certificate furnished to the Agent pursuant to section 7.01(a), subject to review and approval of such computations by the Agent. If the Borrower shall fail to deliver any such certificate within the time period required by section 7.01(a) with respect to a particular quarter, the Commitment Fee Rate for such quarter shall be .25% per annum. From the Closing Date to the first Determination Date, the Commitment Fee Rate shall be .1875% per annum. Nothing herein shall be construed to permit the Borrower to permit the ratio of Funded Debt to EBITDA to exceed 2.50 to 1.0 or to bar the Agent and the Banks from treating its doing so as an Event of Default or charging interest at the Post-Default Rate as provided in section 2.05(b) hereof.

     "Consistent Basis" in reference to the application of Generally Accepted Accounting Principles means the accounting principles observed in the period referred to are comparable in all material respects to those applied in the preparation of the audited financial statements of the Borrower referred to in section 7.02(a).

     "Contract" means an indenture, agreement (other than this Agreement and any other Loan Document), other contractual restriction, lease, instrument (other than the Notes), certificate of incorporation or charter, or bylaw.

     "Cost of Acquisition" means, with respect to any Acquisition, as at the date of entering into any agreement therefor, the sum of the following (without duplication): (i) the value of the capital stock, warrants or options to acquire Capital Securities of the Borrower or any Subsidiary to be transferred in connection therewith, (ii) the amount of any cash and fair market value of other property (excluding property described in clause (i) and the unpaid principal amount of any debt instrument) given as consideration, (iii) the amount (determined by using the face amount or the amount payable at maturity, whichever is greater) of any Funded Debt incurred, assumed or acquired by the Borrower or any Subsidiary in connection with such Acquisition, (iv) all additional purchase price amounts in the form of earnouts and other contingent obligations that should be recorded on the financial statements of the Borrower and its Subsidiaries in accordance with Generally Accepted Accounting Principles, (v) the aggregate fair market value of all other consideration given by the Borrower or any Subsidiary in connection with such Acquisition, and (vi) out-of-pocket transaction costs for the services and expenses of attorneys, accountants and other consultants incurred in effecting such transaction and other similar transaction costs so incurred.

     "Credit Parties" means the Borrower and the Guarantors collectively.

     "Credit Termination Date" means the earlier of (i) March 2, 2001 and (ii) the date of termination in whole of the Banks' Commitments pursuant to section 8.02.

     "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "Dollars" and the sign "$" mean lawful money of the United States of America.

     "EBIT" means, for any Four-Quarter Period ending on the date of computation thereof, the sum of, without duplication, (i) net income excluding therefrom the restructuring and other non-recurring charges of the Borrower incurred in the fiscal quarter ended September 30, 1997, (ii) interest expense, and (iii) taxes on income of the Borrower, and (iv) any extraordinary loss in such period minus
(v) any extraordinary gain in such period, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

     "EBITDA" means, for any Four-Quarter Period ending on the date of computation thereof, the sum of, without duplication, (i) net income excluding therefrom the restructuring and other non-recurring charges of the Borrower incurred in the fiscal quarter ended September 30, 1997, (ii) interest expense,
(iii) income tax expense of the Borrower, (iv) amortization expense of the Borrower, (v) depreciation of the Borrower and its Subsidiaries, and (vi) any extraordinary loss in such period minus (vii) any extraordinary gain in such period, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

     "Eligible Accounts Amount" means, at any time, (i) the sum (without duplication) of (A) the total amount then owed to the Borrower with respect to Eligible Ordinary Accounts, plus (B) the total amount then owed to the Borrower with respect to Eligible Exchange Accounts, plus (C) the total amount then owed to the Borrower with respect to Eligible Unbilled Accounts, less (ii) the total amount owed by the Borrower to the account debtors of the accounts referred to clause (i).

     "Eligible Assignee" means (i) a Bank, (ii) a financial institution that is an Affiliate of a Bank, and (iii) any other Person approved by the Agent, and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with section 11.07, the Borrower; provided, however, that neither the Borrower nor an Affiliate of the Borrower shall qualify as an Eligible Assignee.

     "Eligible Exchange Account" means, as at any date of determination, those accounts then owed to the Borrower which are neither Eligible Ordinary Accounts nor Eligible Unbilled Accounts, which are identified on the Borrower's monthly financial statements and Borrowing Base Certificate as "A/R Exchange" and which the Agent determines, in its sole discretion, to be eligible to be taken into account in computing the Borrowing Base. Without limiting the Agent's prerogative to deem any such accounts not to be eligible for such purpose, at any particular time the following accounts will not be Eligible Exchange Accounts, unless otherwise agreed by the Agent:

          (a) Accounts owed by an account debtor that has not been sent an invoice with respect thereto except accounts which arise from reporting based services and which are owed by regional Bell operating companies or other regulated telecommunication companies of similar creditworthiness;

          (b)  Accounts that require a third party to verify their billing;

          (c) Accounts that are described in any of clauses (a) through (p) of the definition of Eligible Ordinary Accounts herein.

     "Eligible Ordinary Accounts" means, as at any date of determination, those accounts then owed to the Borrower which are neither Eligible Exchange Accounts nor Eligible Unbilled Accounts and which the Agent deems, in its sole discretion, to be eligible to be taken into account in computing the Borrowing Base. Without limiting the Agent's prerogative to deem any such accounts not to be eligible for such purpose, at any particular time the following accounts will not be Eligible Ordinary Accounts, unless otherwise agreed by the Agent:

          (a) Any accounts which require a third party to verify their billing except those being verified by advertising agencies;

          (b) Accounts owed by an account debtor that has not been sent an invoice with respect thereto;

          (c) Accounts with respect to which a credit is due and owing by the Borrower to the account debtor thereof or a deposit has been made by the account debtor thereof to the Borrower to the extent of such credit or deposit;

          (d) Accounts owed by an account debtor whose principal places of business are located outside the United States of America, or outside any of the Provinces of Canada except Quebec, and that are neither (i) backed by letters of credit which are in form and substance acceptable to the Agent, which have been issued or confirmed by a bank that is organized under the laws of the United States of America or a state thereof and is otherwise acceptable to the Agent, and which have been delivered to the Agent as additional collateral for the Obligations in a manner satisfactory to the Agent nor (ii) owed by British Airways at a time when British Airways maintains an office for service of process in the United States of America;

          (e) Accounts owed by an account debtor which the Agent has notified the Borrower does not have a satisfactory credit rating;

          (f) Accounts owed by an account debtor which is an Affiliate of the Borrower or is a director, officer, agent, or employee of the Borrower or any of its Affiliates;

          (g) Accounts owed by an account debtor if more than 50% of the aggregate amount of the accounts owed by such account debtor have remained unpaid for more than 90 days after their invoice dates and which did not arise from reporting-based services and are not owed by regional Bell operating companies or by other regulated telecommunication companies of similar creditworthiness;

          (h) Accounts with respect to which there are any unresolved disputes with the account debtor thereof to the extent of such disputes;

          (i) Accounts evidenced by an instrument or chattel paper not in the possession of and suitably endorsed to the Agent;

          (j) Accounts in which the Agent does not have a valid, first-priority and fully-perfected security interest;

          (k)  Accounts subject to any Lien except those in favor of the Agent;

          (l) Accounts owed by an account debtor which is the subject of any bankruptcy or other insolvency proceeding;

          (m) Accounts owed by an account debtor (other than AT&T Corporation and Ameritech Services, Inc.) to the extent the aggregate amount of such accounts then exceeds 20% (or such higher percentage as the Agent may agree to in writing with respect to such account debtor) of the then aggregate amount of all the Borrower's accounts;

          (n) Accounts owed by AT&T Corporation or Ameritech Services, Inc. to the extent that in either case the aggregate amount of accounts then owed by such account debtor then exceeds 40% of the aggregate amount of all the Borrower's accounts;

          (o) Accounts with respect to which the account debtor's obligation to pay is conditional or subject to a repurchase obligation or right to return or with respect to which the goods or services giving rise to the account have not been delivered or performed (as applicable) and accepted by such account debtor, including progress billings, bill and hold sales, guaranteed sales, sale and return transactions, sales on approval or consignment sales;

          (p) Accounts which are unpaid for more than 90 days after their respective invoice dates and which did not arise from reporting-based services AND are not owed by regional Bell OPERATING companies or by other regulated telecommunication companies of similar creditworthiness.

     "Eligible Securities" means the following obligations and any other obligations previously approved in writing by the Agent:

          (a) Obligations of, or obligations the timely payment of principal and interest on which are fully guaranteed by, the United States of America or a state thereof;

          (b) Obligations of any corporation organized under the laws of the United States of America or any state thereof or under the laws of any other nation, payable in the United States of America, expressed to mature not later than 92 days following the date of issuance thereof and rates in an investment grade rating category by either S&P or Moody's;

          (c) Interest bearing demand or time deposits issued by any Bank or certificates of deposit maturing within one year from the date of issuance thereof and issued by a bank or trust company organized under the laws of the United States or of any state thereof having capital surplus and undivided profits aggregating at least $500,000,000 and being rated "A" or better by S&P or "A" or better by Moody's.

     "Eligible Unbilled Account" means, as at any date of determination, those accounts then owed to the Borrower which are neither Eligible Ordinary Accounts nor Eligible Exchange Accounts, the goods or services giving rise to which have been delivered or performed (as applicable), with respect to which no invoice has been sent to the related account debtor and which the Agent determines, in its sole discretion, to be eligible to be taken into account in computing the Borrowing Base. Without limiting the Agent's prerogative to deem any such accounts not to be eligible for such purpose, at any particular time the following accounts will not be Eligible Unbilled Accounts, unless otherwise agreed by the Agent:

          (a) Accounts owed by an account debtor that has not been sent an invoice with respect thereto on or before the 10th day of the second month following the month in which such accounts were created;

          (b) Accounts that are described in any of clauses (a) through (p) of the definition of Eligible Ordinary Accounts herein;

          (c) Accounts that would otherwise qualify as Eligible Unbilled Accounts to the extent (and only to the extent) inclusion thereof in Eligible Unbilled Accounts would cause the aggregate amount of Eligible Unbilled Accounts to exceed 20% of the Eligible Accounts Amount.

     "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA which (i) is maintained for employees of the Borrower or any of its ERISA Affiliates or is assumed by the Borrower or any of its ERISA Affiliates in connection with any Acquisition or (ii) has at any time been maintained for the employees of the Borrower or any current or former ERISA Affiliate.

     "Environmental Laws" means any federal, state or local statute, law, ordinance, code, rule, regulation, order, decree, permit or license regulating, relating to, or imposing liability or standards of conduct concerning, any environmental matters or conditions, environmental protection or conservation, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the Superfund Amendments and Reauthorization Act of 1986, as amended; the Resource Conservation and Recovery Act, as amended; the Toxic Substances Control Act, as amended; the Clean Air Act, as amended; the Clean Water Act, as amended; together with all regulations promulgated thereunder, and any other "Superfund" or "Superlien" law.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect from time to time.

     "ERISA Affiliate", as applied to the Borrower, means any Person or trade or business which is a member of a group which is under common control with the Borrower, who together with the Borrower, is treated as a single employer within the meaning of Section 414(b) and (c) of the Code.

     "Event of Default" means any of the events or occurrences specified in section 8.01;

     "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards to the nearest 1/100th of 1.00%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Agent on such day on such transaction as determined by the Agent.

     "Fiscal Year" means the twelve-month fiscal period of the Borrower and its Subsidiaries commencing on January 1 of each calendar year and ending on December 31 of such calendar year.

     "Fixed Charges" means, with respect to any period of computation thereof, the sum of (i) interest expense plus (ii) Rents Expense.

     "Four-Quarter Period" means a period of four full consecutive fiscal quarters (whether or not in the same Fiscal Year) of the Borrower and its Subsidiaries, taken together as one accounting period.

     "Funded Debt" of any Person means at any time, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable that arise in the ordinary course of business but only if and so long as the same are payable on customary trade terms, (iv) all obligations of such Person with respect to Capital Leases, (v) all obligations of such Person to reimburse any other Person in respect of amounts paid under a letter of credit or similar instrument, (vi) all obligations with respect to interest rate and currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency, except that if any Contract relating to such obligations provides for the netting of amounts payable by and to such Person thereunder or if any such Contract provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligations shall be the net amount thereof, (vii) all of the foregoing owed by others but secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, (viii) all of the foregoing owed by others but guaranteed by such Person, and (ix) any other obligation for borrowed money which would be properly classifiable as debt under Generally Accepted Accounting Principles applied on a Consistent Basis.

     "Generally Accepted Accounting Principles" means accounting principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors as in effect in the United States of America from time to time.

     "Governmental Approvals" means an authorization, consent, approval, license or exemption of, registration or filing with, or report or notice to, any Governmental Authority, including, without limitation, any such approval required under ERISA or by the PBGC.

     "Governmental Authority" means any Federal, state, municipal, national or other governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with the United States of America, a state thereof, or a foreign entity or government.

     "Guaranties" means all obligations of the Borrower or any Subsidiary directly or indirectly guaranteeing, or in effect guaranteeing, any Debt or other obligation of any other Person.

     "Guarantors" means, at any date, the Subsidiaries which are required to be parties to a Guaranty at such date.

     "Hazardous Material" means and includes any pollutant, contaminant or hazardous, toxic or dangerous waste, substance or material (including without limitation petroleum products, asbestos- containing materials and lead), the generation, handling. storage, transportation, disposal, treatment, release, discharge or emission of which is subject to any Environmental Law.

     "Information" means written data, services, reports, statements (including, but not limited to, financial statements delivered pursuant to or referred to in sections 7.01(a) and 7.01(b)), opinions of counsel, documents and other information, whether, in the case of any such in writing, it was prepared by the Borrower, any Guarantor or Subsidiary or any other Person on behalf of the Borrower or any Guarantor or Subsidiary.

     "Intangible Assets" means those assets of the Borrower which are any of the following: (1) deferred charges, other than prepaid advertising, prepaid insurance and prepaid taxes, (2) patents, copyrights, trademarks, trade names, franchises, goodwill, experimental expenses, customer lists or other similar assets which would be classified as intangible assets on a balance sheet of the Borrower prepared in accordance with Generally Accepted Accounting Principles,
(3) unamortized debt, discount or expense, or (4) notes or other Debt owed to the Borrower by its Affiliates.

     "Interest Payment Date" means (a), with respect to each LIBOR Rate Loan, the last day of each Interest Period for that Loan and (b), with respect to each Alternate Base Rate Loan, the last Business Day of each fiscal quarter of the Borrower .

     "Interest Period" means, with respect to each LIBOR Rate Loan, a period commencing, in the case of the first Interest Period applicable to such Loan, on the date of the making or conversion of such Loan, and, in the case of each subsequent, successive Interest Period applicable thereto, on the last day of the immediately preceding Interest Period, and ending, at the Borrower's election, one month, two months or three months thereafter on the same day, except that (a) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month in which such Interest Period ends) shall end on the last Business Day of a calendar month, and (c) no Interest Period shall extend past the Credit Termination Date.

     "Interest Period Selection Notice" has the meaning ascribed to that term in section 2.05(f).

     "Lending Office" of a Bank means the branch or office designated by such Bank, from time to time, as the branch or office of such Bank at which Loans are to be made and maintained. Each Bank's initial Lending Office is set forth on the signature pages hereof.

     "LIBOR Margin" means that percent per annum set forth below, which shall be based as specified below upon the ratio of Funded Debt as of the last day of the fiscal quarter of the Borrower most recently ended to EBITDA for the Four-Quarter Period most recently ended:

     Ratio of Funded Debt
     to EBITDA                                                 LIBOR Margin
     --------------------                                      ------------
     (a)  Less than or equal to 1.00 to 1.0                       1.25%

     (b)  Less than or equal to 1.75 to 1.0
          and greater than 1.00 to 1.0                            1.50%

     (c)  Greater than 1.75 to 1.0                                1.75%

The LIBOR Margin shall be established based on the foregoing ratio at the end of each fiscal quarter of the Borrower (each, a "Determination Date"). Any change in the LIBOR Margin following each Determination Date shall be determined based upon the computations set forth in the certificate furnished to the Agent pursuant to section 7.01(a), subject to review and approval of such computations by the Agent, and shall be effective commencing on the fifth Business Day following the date such certificate is received (or, if earlier, the date such certificate was required to be delivered) (each such fifth Business Day being a "LIBOR Margin Adjustment Date") until the next LIBOR Margin Adjustment Date; provided, however, if the Borrower shall fail to deliver any such certificate within the time period required by section 7.01(a), then the LIBOR Margin shall be 1.75% until the appropriate certificate is so delivered. From the Closing Date to the first LIBOR Margin Adjustment Date, the LIBOR Margin shall be 1.25%. Nothing herein shall be construed to permit the Borrower to permit the ratio of Funded Debt to EBITDA to exceed 2.50 to 1.0 or to bar the Agent and the Banks from treating its doing so as an Event of Default or charging interest at the Post-Default Rate as provided in section 2.05(b) hereof.

     "LIBOR Rate" means, with respect to any Interest Period for a LIBOR Rate Loan, the rate per annum (rounded upwards to the nearest 1/100 of 1.00%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided that, if, for any reason, such rate is not available, the term "LIBOR Rate" shall mean, with respect to any Interest Period for a LIBOR Rate Loan, the rate per annum (rounded upwards to the nearest 1/100 of 1.00%) appearing on a Reuters Screen LIBOR Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBOR Page, the applicable rate shall be the arithmetic mean of all such rates.

     "LIBOR Rate Loan" means a Loan the interest on which is, or is to be, as the context may require, computed on the basis of the Adjusted LIBOR Rate.

     "Lien", as applied to the property or assets (or the income or profits therefrom) of any Person, means (in each case, whether the same is consensual or nonconsensual or arises by Contract, operation of law, legal process or otherwise): any mortgage, lien, pledge, attachment, levy, charge, or other security interest or encumbrance of any kind in respect of any property or assets of such Person, or upon the income or profits therefrom.

     "Loan" means an amount advanced to the Borrower pursuant to sections 2.02 and 2.03.

     "Loan Documents" means this Agreement, the Notes, the Security Agreement, the Guaranties, the Subsidiary Security Agreement, each Schedule to this Agreement and each document, instrument, certificate, and opinion executed and delivered in connection with any of the foregoing, and any fee agreement between Borrower and NationsBank, N.A. relating to the Loan, each as amended, modified or replaced from time to time.

     "Marks" means trademarks, trademark rights or licenses, logos, trade names, trade name rights or licences, copyrights, patents, patent rights or licenses, and any right with respect to any of the foregoing.

     "Material Adverse Effect" means a material adverse effect on (i) the business, properties, operations or condition, financial or otherwise, of the Borrower and its Subsidiaries and any other Credit Parties taken as a whole, or
(ii) the rights, powers and remedies of the Agent or any Bank under any Loan Documents or the validity, legality or enforceability thereof (including for purposes of clause (ii) the imposition of materially burdensome conditions on the Agent or the Banks in enforcing such rights, powers and remedies).

     "Material Subsidiaries" means, collectively, Tiger Construction, Inc., a Florida corporation, Precision Relay Services, Inc., a Florida corporation, Precision Response of Colorado, Inc., a Delaware corporation, Precision Response of North America, Inc., a Delaware corporation, and any other Subsidiary acquired or created after the Agreement Date.

     "Maximum Permissible Rate" means, with respect to interest payable on any amount, the rate of interest on such amount that, if exceeded, could, under Applicable Law, result in (i) civil or criminal penalties being imposed on any Bank or (ii) any Bank being unable to enforce payment of (or if collected, to retain) all or part of such amount or the interest payable thereon.

     "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding six (6) Fiscal Years.

     "Net Proceeds" from the issuance of equity or Debt means cash payments received therefrom as and when received, net of all legal, accounting, banking, underwriting, title and recording fees and expenses, commissions, discounts and other issuance expenses incurred in connection therewith and all taxes required to be paid or accrued as a consequence of such transaction.

     "Net Worth" means, as at any date of determination, (i) the aggregate amount of all assets of the Borrower as may be properly classified as such, less
(ii) the aggregate amount of all liabilities of the Borrower as may be properly classified as such, all as determined and classified in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

     "Notes" means each Revolving Note of the Borrower payable to the order of a Bank in the form of Exhibit D, evidencing such Bank's Loans and executed by the Borrower, as amended, restated or replaced from time to time.

     "Obligations" means all loans, fees, indebtedness, liabilities, obligations, covenants and duties of the Borrower to the Banks and/or the Agent arising under or in connection with this Agreement or any other Loan Documents, direct or indirect, absolute or contingent, due or not due, in contract or tort, liquidated or unliquidated, arising by operation of law or otherwise, now existing or hereafter arising, and whether or not for the payment of money or the performance or non-performance of any act, including, but not limited to, all damages which the Borrower may owe to the Agent and/or the Banks by reason of any breach by the Borrower of any representation, warranty, covenant, agreement or other provision of this Agreement or any of the other Loan Documents.

     "PBGC" means the Pension Benefit Guaranty Corporation.

     "Pension Plan" means any employee pension benefit plan within the meaning of Section 3(2) of ERISA, other than a Multiemployer Plan, which is subject to the provisions of Title IV or ERISA or Section 412 of the Code and which (i) is maintained for employees of the Borrower or any of its ERISA Affiliates or is assumed by the Borrower or any of its ERISA Affiliates in connection with any Acquisition or (ii) has at any time been maintained for the employees of the Borrower or any current or former ERISA Affiliate.

     "Permitted Liens" means those liens permitted under section 6.07.

     "Person" means an individual, corporation, partnership, limited liability company, trust or unincorporated organization or a government or any agency or political subdivision thereof.

     "Post-Default Rate" means a rate per annum equal to the Alternate Base Rate as in effect from time to time plus 3.00%; provided that, if, in the case of a particular LIBOR Rate Loan in default, the due date is a day prior to the last day of an Interest Period therefor, the "Post-Default Rate" for such Loan shall be (x), from such day through the last day of such Interest Period, the rate applicable to such Loan for such Interest Period as provided in section 2.04(a) plus 3.00%, and (y) thereafter the Alternate Base Rate as in effect from time to time plus 3.00%.

     "Prime Rate" means the rate of interest per annum announced publicly or otherwise established by the Agent as its prime rate from time to time. The Prime Rate is a discretionary benchmark and not necessarily the best or the lowest rate of interest offered by the Agent.

     "Prohibited Transaction" means a transaction that is prohibited under
Section 4975 of the Code or Section 406 of ERISA and not exempt under Section 4975 of the Code or Section 408 of ERISA.

     "Proportionate Share" means, in respect of a particular Bank, a particular amount at a particular time, the product obtained by multiplying such amount by a fraction the numerator of which is such Bank's Commitment and the denominator of which is the Total Commitment at that time.

     "Rate Hedging Obligations" means any and all obligations and liabilities of the Borrower or any Subsidiary to the Agent or NationsBank, whether absolute or contingent and however and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including but not limited to Dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts, warrants and those commonly known as interest rate "swap" agreements; and (ii) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing.

     "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time, and any regulation successor thereto.

     "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time, and any regulation successor thereto.

     "Regulatory Change" means (i) any new, or any change in any existing, Applicable Law, interpretation, directive or request (whether or not having the force of law) and (ii) any change in the administration or enforcement of any such Applicable Law, interpretation, directive or request, in each case, that becomes effective after the Agreement Date, whether as a result of an enactment by a government or any agency or political subdivision thereof, a determination of a court or a regulatory authority, or otherwise.

     "Rents Expense" means, with respect to any period of computation thereof, the aggregate amount of lease and rental expense due or scheduled to be due for such period from the Borrower under operating leases, but excluding Capital Leases.

     "Representation and Warranty" means each representation and warranty made by Borrower or by any Guarantor pursuant to or under (i) section 3.02, section 4, section 7.02 or any other provision of this Agreement or any other Loan Document, (ii) any amendment of or waiver or consent under this

Agreement, (iii) any Schedule to this Agreement or any such amendment, waiver or consent, or (iv) any statement contained in any certificate, financial statement, or other instrument or document delivered by or on behalf of the Borrower or any Guarantor pursuant to any Loan Document, whether or not (except as expressly provided to the contrary herein), in the case of any representation or warranty referred to in clause (I), (ii), (iii) or (iv) of this definition, the information that is the subject matter thereof is within the knowledge of the Borrower or any Guarantor.

     "Required Banks" means, at any time, Banks holding 100% of the then aggregate unpaid principal amount of the Loans then held by the Banks, or, if no such Loans are outstanding, Banks having 100% of the Commitments of the Banks; provided that, if a Bank shall have failed to make to the Agent a payment required by section 2.03(b), the aggregate unpaid principal amount of Loans that would have been held by such Bank as a result of such payment had it made it shall, as long as NationsBank is the Agent, be deemed to be held by NationsBank for purposes of this definition.

     "Reserve Requirement" means at any time the then current maximum rate at which reserves (including any marginal, supplemental or emergency reserve) are required to be maintained under Regulation D by member banks of the Federal Reserve System in Miami with deposits comparable in amount to those of the Agent against "Eurocurrency liabilities", as that term is used in Regulation D. The Adjusted LIBOR Rates shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

     "Restricted Payment" means (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of the Borrower or any of its Subsidiaries (other than those payable or distributable solely to the Borrower) now or hereafter outstanding, except a dividend payable solely in shares of a class of stock to the holders of that class; (b) any redemption, conversion, exchange, retirement or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of the Borrower or any of its Subsidiaries (other than those payable or distributable solely to the Borrower) now or hereafter outstanding; (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of the Borrower or any of its Subsidiaries now or hereafter outstanding other than those payable solely to the Borrower or in connection with a repricing, revesting or exchange of options; and (d) any issuance and sale of Capital Securities of any Subsidiary of the Borrower (or any option, warrant or right to acquire such stock) other than to the Borrower.

     "Security Agreement" means the Security Agreement in the form of Exhibit E, executed by the Borrower in favor of the Agent as of the Agreement Date, as amended or restated from time to time.

     "Security Documents" means the Security Agreement, each Subsidiary Security Agreement and each other guaranty agreement, security agreement, pledge agreement, assignment of proceeds agreement or other security or collateral document securing any or all of the Obligations, all as amended or restated from time to time.

     "Security Interests" means the security interests, liens, pledges and collateral assignments created by the Security Documents.

     "Single Employer Plan" means any employee pension benefit plan covered by Title IV of ERISA in respect of which the Borrower or any Subsidiary is an "employer" as described in Section 4001(b) of ERISA and which is not a Multiemployer Plan.

     "Solvent" means, when used with respect to any Person (and giving effect to the Borrower's funding from time to time of a Subsidiary's liabilities and obligations), that at the time of determination:

          (a) the fair value of its assets (both at fair valuation and at present fair saleable value on an orderly basis) is in excess of the total amount of its liabilities, including contingent Obligations; and

          (b) it is then able and expects to be able to pay its debts as they mature; and

          (c) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

     "Subsidiary" means any corporation or other entity in which 50% or more of its outstanding Voting Stock or 50% or more of all equity interests is owned directly or indirectly by the Borrower and/or by one or more of the Borrower's Subsidiaries.

     "Subsidiary Guaranty" means each Guaranty Agreement in the form of Exhibit F and executed by a Guarantor in favor of the Agent and the Banks as of the Agreement Date, as amended or restated from time to time.

     "Subsidiary Security Agreement" means each Security Agreement in the form of Exhibit G and executed by a Guarantor in favor of the Agent as of the Agreement Date, as amended or restated from time to time.

     "Tax" means any federal, state or foreign tax, assessment or other governmental charge or levy (including any withholding tax) upon a Person or upon its assets, revenues, income or profits other than income and franchise taxes imposed upon a Bank by the federal government, the State of Florida (or any political subdivision thereof), and any other jurisdiction (or any political subdivision thereof) in which such Bank has its head office or lending office for this Loan.

     "Termination Event" means: (i) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder (unless the notice requirement has been waived by applicable regulation); or (ii) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or was deemed such under Section 4068(f) of ERISA; or (iii) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA; or (iv) the institution of proceedings to terminate a Pension Plan by the PBGC; or (v) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; or (vi) the partial or complete withdrawal of the Borrower or any ERISA Affiliate from a Multiemployer Plan; or (vii) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 of ERISA; or (viii) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Section 4241 or Section 4245 of ERISA, respectively; or (ix) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA.

     "Total Capitalization" means, as of any date on which the amount thereof is to be determined, the sum of Funded Debt as of that date plus net worth as of that date.

     "Total Commitment" means at any time the sum of the Banks' Commitments at that time.

     "Type" means any type of Loan (i.e., an Alternate Base Rate Loan or a LIBOR Rate Loan).

     "Unfunded Benefit Liabilities" means, with respect to any Plan at any time, the amount of unfunded benefit liabilities of such Plan at such time as determined under Section 4001(18) of ERISA.

     "Voting Stock" means, with respect to any Person, Capital Securities of such Person entitling the holder thereof to vote in the election of directors of such Person.

          (b)  "Other Definitional and Interpretive Provisions"

               (i) Except as otherwise specified herein, all references herein
(A) to any Person, other than the Borrower or any Subsidiary, shall be deemed to include such Person's successors, transferees and assignees, but only, in the case of transferees and assignees of the Banks, to the extent the applicable transfer or assignment complies with the provisions of this Agreement, (B) to the Borrower or any Subsidiary shall be deemed to include such Person's successors, (C) to any Applicable Law specifically defined or referred to herein shall be deemed references to such Applicable Law as the same may be amended or supplemented from time to time, and (D) to any Contract defined or referred to herein shall be deemed references to such Contract (and, in the case of any instrument, any other instrument issued in substitution therefor) as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time.

               (ii) When used in this Agreement, "herein", "hereof" and "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any particular section or subsection of this Agreement, and "Section" (and/or "section") or "subsection" and "Schedule" and "Exhibit" shall refer to sections and subsections of, and Schedules and Exhibits to, this Agreement unless otherwise specified.

               (iii) Whenever the context so requires, when used in this Agreement the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

               (iv) In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

               (v) The words "includes" and "including" when used herein are not limiting.

               (vi) Each term defined in Article 1 or Article 9 of the Florida Uniform Commercial Code shall have the meaning ascribed to it therein unless otherwise defined herein, except to the extent that the Uniform Commercial Code of another jurisdiction is controlling, in which case such term shall have the meaning ascribed to it in the Uniform Commercial Code of the applicable jurisdiction.

     Section 1.02 Accounting Terms and Matters. Unless the context otherwise requires, all accounting terms herein (including capitalized terms) that are not specifically defined herein shall be interpreted and determined under Generally Accepted Accounting Principles applied on a Consistent Basis. Unless otherwise specified herein, all accounting determinations hereunder and all computations utilized by the Borrower in complying with the covenants contained herein shall be made, and all financial statements requested to be delivered hereunder shall be prepared, in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis, except, in the case of such financial statements, for departures from Generally Accepted Accounting Principles that may from time to time be approved in writing by the independent certified public accountants who are at the time, in accordance with section 7.01, reporting on the financial statements of the Borrower.

     Section 1.03 Representations and Warranties. All Representations and Warranties shall be made at and as of the Agreement Date, at and as of the time of each Loan, and, in addition, in the case of any particular Representation and Warranty, at such other time or times as such Representation and Warranty is made or deemed made in accordance with the provisions of this Agreement or the document pursuant to, under, or in connection with which such Representation and Warranty is made or deemed made, except to the extent that any such Representation or Warranty expressly states that it relates to a different specified date.

     Section 1.04 Captions. Section and subsection captions in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     Section 1.05 Neutral Interpretation. This Agreement and each other Loan Document has been thoroughly reviewed by counsel for the Borrower and the Subsidiaries. No provision of this Agreement or other Loan Document shall be construed less favorably to the Agent or the Banks because it was drafted by the Agent's counsel.

Section 2. COMMITMENTS; FUNDING AND REPAYMENT OF LOANS

     Section 2.01 Commitments. Upon the terms and subject to the conditions set forth herein, from the Agreement Date to but excluding the Credit Termination Date, each of the Banks severally, and not jointly, agrees to make Loans. The aggregate unpaid principal amount of any Bank's Loans shall not exceed at any time such Bank's Commitment. Moreover, the aggregate unpaid principal amount of all Loans shall not exceed at any time the lesser of (a) the Total Commitment at that time and (b) the Borrowing Base at that time.

     Section 2.02 Amounts and Types. Each Loan by a Bank shall be in an amount equal to its Proportionate Share of a Borrowing. On any Business Day, the Loans comprising a single Borrowing, at the option of the Borrower, may be made as, or may from time to time be converted into, Alternate Base Rate Loans or LIBOR Rate Loans, or any combination thereof (provided that the proportion of the principal amount of each such LIBOR Rate Loan held by each Bank to the proportion of each such Alternate Base Rate Loan held by such Bank shall be the same as for each other Bank); provided, that LIBOR Rate Loans may be converted only on the last day of an applicable Interest Period and no conversions to LIBOR Rate Loans shall be made so long as a Default shall have occurred and be continuing. Each Borrowing of Alternate Base Rate Loans shall be in a minimum amount of $1,000,000 and in greater whole multiples of $100,000, and each Borrowing of LIBOR Rate Loans shall be in a minimum amount of $2,000,000 and in greater whole multiples of $100,000.

     Section 2.03   Manner of Borrowings and Fundings.

          (a) Borrowing Notice; Funding. Whenever Borrower wishes to incur a Borrowing or to convert a Borrowing consisting of Alternate Base Rate Loans into a Borrowing consisting of LIBOR Rate Loans or vice versa, an Authorized Representative shall give the Agent notice of such Borrowing in a form approved by the Agent (a "Borrowing Notice") in the case of the incurrence of or conversion into a Alternate Base Rate Loan, one Business Day, and, in the case of the incurrence of or conversion into a LIBOR Rate Loan, three Business Days before the requested date of such Borrowing, specifying (a) the requested date of the Borrowing, (b) the amount of the Borrowing to be incurred or converted into, (c) whether the Borrowing to be incurred or converted into is to consist of Alternate Base Rate Loans or LIBOR Rate Loans, and (d) in the case of the incurrence of, or conversion into, a Borrowing consisting of LIBOR Rate Loans, the duration of the initial Interest Period; provided, however, that if a Borrowing Notice for the incurrence of Loans fails to specify whether the Borrowing is to consist of Alternate Base Rate Loans or LIBOR Rate Loans, it shall be deemed to specify Alternate Base Rate Loans. If a request for the conversion of Loans of one Type into a Borrowing consisting of Loans of another Type is not made in accordance with this Section 2.03, such Borrowing shall be converted into a Borrowing consisting of Alternate Base Rate Loans. Any Borrowing Notice received after noon (Miami time) shall be deemed received on the following Business Day. After receiving a Borrowing Notice, the Agent shall notify each Bank promptly, by telefax or by telephone confirmed by telefax, of the contents of such Borrowing Notice, of such Bank's Proportionate Share of such Borrowing and, in the case of a Borrowing consisting of LIBOR Rate Loans, of the applicable initial Interest Period. Prior to 2:00 p.m. (Miami time) on the Business Day requested for such Borrowing, each Bank shall make available to the Agent, at the

Agent's Office, its Proportionate Share of such Borrowing in lawful money of the United States of America and same day funds. The Agent shall, subject to the satisfaction of the conditions set forth in Section 3, on such day credit the amounts so received by it in like funds to the Borrower's Account (provided that the amounts so received in respect of the initial Borrowing shall be used to repay indebtedness owed by the Borrower to Heller Financial, Inc.). A Borrowing Notice, once given, shall be irrevocable.

          (b) Agent May Assume Funding. Unless the Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Agent such Bank's Proportionate Share of such Borrowing, the Agent may assume that such Bank has made such amount available to the Agent on the date of such Borrowing in accordance with section2.03(a) and the Agent may (but shall not be obligated to), in reliance upon such assumption, make available on such date a corresponding amount. If and to the extent that such Bank shall not have so made such Proportionate Share available to the Agent, such Bank shall pay to the Agent, forthwith on demand, such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is paid to the Agent, at the Federal Funds Rate. If such Bank shall pay to the Agent such corresponding amount, such amount so paid shall constitute such Bank's Loan as part of such Borrowing for purposes of this Agreement. If such Bank shall fail to pay such corresponding amount upon such demand, the Borrower shall, within 10 Business Days after demand, repay to the Agent such corresponding amount, together with interest thereon for each day from the date such amount is made available to the Borrower until the date such amount is paid to the Agent, at the rate applicable to Alternate Base Rate Loans. The foregoing payment by the Borrower to Agent shall not release or relieve such Bank from its failure to make such Bank's Proportionate Share of such Borrowing or constitute a waiver of any claim which Borrower or Agent may have as against the Bank arising from such failure.

          (c) Banks' Obligations Independent. The failure of any Bank to make a Loan to be made by it as part of any Borrowing shall not relieve any other Bank of its obligation hereunder to make its Loan on the date of such Borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on the date of any Borrowing.

     Section 2.04 Addition of Banks. At any time and from time to time after the date hereof, the Agent and the Borrower may arrange to have one or more Persons become Banks, provided that the aggregate of the Commitments of all such Persons shall not exceed $15,000,000.

 A Person shall

become a Bank upon its execution of a signature page to this Agreement (in whatever number of counterparts the Agent directs) in the form of Exhibit L with appropriate insertions indicating such Person's name, its Lending Office (which must be located in the United States) and its Commitment, the Borrower's execution and delivery to such Person of a Note in the form of Exhibit D in a principal amount of such Person's Commitment and otherwise appropriately completed and of a Tax Indemnity Agreement in the form of Exhibit J and otherwise satisfactory in form and content to the Agent and such Person, and the Borrower's delivery to the Agent of a supplement to the opinion of counsel referred to in Section 3.01(d) that covers the Note and is otherwise in form and content satisfactory to the Agent and such Person. The execution by Borrower of the Note and the Loan Documents and delivery to the Bank(s ) shall be done outside the State of Florida. Immediately after any Person or Persons become Banks after the date hereof, each of the Banks (including such Person or Persons) shall make a Loan (each a "Refinancing Loan") in an amount equal to its Proportionate Share of the aggregate principal amount of and accrued interest on the Loans then outstanding (the "Pre-existing Loans"); and the proceeds of such Refinancing Loans shall be disbursed pro rata by the Agent to the Banks that were Banks before such Person or Persons became Banks in satisfaction of such Preexisting Loans.

     Section 2.05   Interest on Loans.

                    (a) Interest Rates. Each Loan shall bear interest on the outstanding principal amount thereof until due at a rate per annum equal to, (i) so long as it is an Alternate Base Rate Loan, the Alternate Base Rate as in effect from time to time, and (ii) so long as it is a LIBOR Rate Loan, the applicable Adjusted LIBOR Rate plus the applicable LIBOR Margin.

                    (b) Post-Default Interest. If all or any part of a Loan is not paid when due (whether at maturity, by reason of acceleration or otherwise), and/or after the occurrence of an Event of Default at the option of Agent, such unpaid amount shall bear interest for each day during the period from the date such amount became so due until it is paid in full (whether before or after judgment) at a rate per annum equal to the Post-Default Rate.

                    (c) Time of Payment. Interest with respect to each Loan shall be due and payable in arrears on the Interest Payment Dates for such Loan and when such Loan shall be due (whether at maturity, by reason of prepayment or acceleration, or otherwise). Interest at the Post-Default Rate on each Loan shall be due and payable on demand.

                    (d) Maximum Interest Rate. Nothing contained in this Agreement or any Note shall require the Borrower or any Guarantor to pay interest at a rate exceeding the Maximum Permissible Rate. If, but for this section 2.05(d), the Borrower would be deemed obligated to pay interest at a rate which exceeds the Maximum Permissible Rate, or, if any of the Obligations are paid or become payable before its originally scheduled maturity and as a result the Borrower has paid or would be obligated to pay interest at such an excessive rate, then (i) the Borrower shall not be obligated to pay interest to the extent it exceeds the Maximum Permissible Rate; (ii) if the outstanding Obligations have not been accelerated as provided in section 8.02, any such excess interest that has been paid by the Borrower shall be refunded; (iii) if the outstanding Obligations have been accelerated as provided in section 8.02, any such excess that has been paid by the Borrower shall be applied to the Obligations as provided in section 8.03; and (iv) the effective rate of interest shall be deemed automatically reduced to the Maximum Permissible Rate.

                    (e) Computation of Interest. All interest and fees payable pursuant to this Agreement or any Note shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first but excluding the last day, which, in the case of any Interest Period, means from the first day of such Interest Period to the last day thereof). If the date for any payment of principal is extended (whether by operation of this Agreement, any provision of law or otherwise), interest shall be payable for such extended time.

                    (f) Selection of Interest Periods. The initial Interest Period applicable to a LIBOR Rate Loan shall, subject to availability, be as specified in the Borrowing Notice delivered pursuant to section 2.03(a). Each subsequent, successive Interest Period applicable to such Loan, subject to sections 2.01 and 2.02 and availability, shall be as specified by the Borrower in a notice given by an Authorized Representative to the Agent in the form of Exhibit H (an "Interest Period Selection Notice") given at least three Business Days prior to the end of the then current Interest Period. If the Agent shall not have received such notice prior to 12:00 noon (Miami time) on the Business Day by which such notice is required to be delivered with respect to a LIBOR Rate Loan, such LIBOR Rate Loan shall be converted to an Alternate Base Rate Loan. No such notice shall be effective under this section2.05(f) so long as a Default shall have occurred and be continuing. In no event shall there be outstanding at any one time LIBOR Rate Loans having more than 10 different Interest Periods.

     Section 2.06   Mandatory Repayment of Loans.

                    (a) At Maturity. All Loans then outstanding shall mature and become immediately due and payable in full on the Credit Termination Date.

                    (b) Prior to Maturity. If at any time any of the limitations set forth in section2.01 are exceeded, the Borrower shall, within two Business Days after the Agent's demand, prepay the Loans in the amount of the excess. Nothing in this section 2.06(b) shall be construed to restrict the Agent's right to accelerate the Obligations or pursue its other remedies under section 8.02 based on a limitation in section 2.01 being exceeded.

     Section 2.07 Optional Prepayments of Loans. The Borrower may at any time and from time to time, upon two Business Days' advance notice, prepay the Loans in whole or in part without premium or penalty, except that any prepayment of a Loan shall be in a principal amount of a whole multiple of $100,000, and except that any prepayment of a LIBOR Rate Loan shall be made only on the last day of an Interest Period for such Loan unless the payment is accompanied by the amount specified in section 9.06. Amounts to be prepaid shall irrevocably be due and payable on the date specified in the applicable notice of prepayment, together with interest thereon as provided in section 2.05(c). Amounts prepaid in respect of Loans may be reborrowed, subject to the terms and conditions hereof.

     The Borrower shall also have the right, upon two Business Days advance notice, to prepay the Loans in full and terminate this Agreement, provided that
(i) any prepayment of a LIBOR Rate Loan shall be subject to the provisions hereinabove set forth with respect to prepayment of LIBOR Rate Loans, and (ii) the Borrower must fully prepay all Loans together with all other outstanding Obligations of Borrower under this Agreement, and (iii) Borrower shall remit a pro rata payment of the Commitment Fee specified in section 2.09, calculated to the date of receipt by Lender of the full payment of the Loans and other Obligations, and (iv) the written notice from Borrower must specify that Borrower desires to terminate this Agreement and prepay in full the Loans.

     Section 2.08 Evidence of Indebtedness; Impaired Notes. The Loans by each Bank and the Borrower's obligations to repay such Loans and other indebtedness of the Borrower under this Agreement, with interest in accordance with the terms of this Agreement, (without duplication) shall be evidenced by this Agreement, the records of the Agent and such Bank, and a single Note for each

Bank. The records of the Agent and each Bank shall be prima facie evidence of the Loans by such Bank and the other indebtedness of the Borrower under this Agreement, of accrued interest thereon, of accrued fees, and of all payments made in respect of any thereof. Upon the Borrower's receipt from any Bank of (a) reasonably satisfactory evidence of the loss, theft, destruction or mutilation of the Note held by such Bank (an "Impaired Note") and (b) (i) in the case of mutilation, such Impaired Note for cancellation or (ii) in all other cases, indemnity reasonably satisfactory to the Borrower and reimbursement of the Borrower's reasonable out-of-pocket expenses incidental thereto, the Borrower shall make and deliver to such Bank a new Note of like tenor, date and principal amount in lieu of the Impaired Note.

     Section 2.09 Commitment Fee. For the period beginning on the Agreement Date and ending on the Credit Termination Date, the Borrower shall pay to the Agent, for the ratable account of the Banks in proportion to their Commitments, a commitment fee equal to the Commitment Fee Rate multiplied by the average daily amount by which the Total Commitment exceeds the outstanding principal amount of the Loans. Such fee with respect to each fiscal quarter of the Borrower shall be due and payable in arrears on the fifth day of the second month following the end of such fiscal quarter commencing May 15, 1998 and continuing to and on the Credit Termination Date. Notwithstanding the foregoing, so long as any Bank fails to make available any portion of its Commitment when requested, such Bank shall not be entitled to receive payment of its Proportionate Share of such fee until such Bank shall make available such portion. Such fee shall be calculated on the basis of a year of 360 days for the actual number of days elapsed.

     Section 2.10 Manner and Allocation of Payments. Unless otherwise provided herein, all payments and deposits due by the Borrower to the Banks or the Agent hereunder or under or with respect to the Notes shall be made not later than 12:00 noon (Miami time), on the due date thereof, in Dollars and in funds immediately available to the Agent at the Agent's Office, for the account of,
(a) in the case of amounts due to the Agent, the Agent, and (b) in the case of all other payments hereunder, the Banks' respective Lending Offices, without any deduction whatsoever, including, but not limited to, any deduction for any set-off, recoupment, counterclaim or Tax. Whenever any payment hereunder shall be due on a day which is not a Business Day, the date of such payment shall be extended to the next succeeding Business Day and any extension shall be included in computing interest and fees, if any, in connection with such payment. Except as otherwise expressly stated in this Agreement, all payments received from the Borrower and distributable to the Banks shall be applied first to pay amounts owing pursuant to section 11.02 or section 11.03, next to pay fees, commissions and other charges (other than interest) then due, next to pay interest then due and the remainder, if any, to pay the outstanding principal of Loans (allocated among them as the Agent elects). The Borrower hereby authorizes each Bank, if and to the extent payment owed to such Bank is not made when due hereunder or under the Note held by such Bank, to charge from time to time against any or all of the Borrower's accounts with such Bank any amount so due.

     Section 2.11   Application, Distribution and Sharing of Payments

                    (a) Except as otherwise expressly stated in this Agreement, each payment received by the Agent from the Borrower shall (before any distribution to any Bank) be allocated and applied by the Agent against any and all Obligations of any types (and any interest hereon) which are then due or past due hereunder to the Agent itself (in its capacity as Agent and not as a Bank hereunder) and, by way of deduction, any and all obligations of the Banks to the Agent (in such capacity) and shall then be distributed by the Agent (after any deductions provided for herein) to the Banks (pro rata in proportion to the principal amounts of the Loans then held by each Bank). All such distributions shall be paid by the Agent to or to the credit of each Bank in such manner as is reasonably requested in written instructions from such Bank. Any distribution by the Agent to the Banks shall be made by 4:00 p.m. (Miami time) on the Business Day following the Business Day on which the corresponding payment from the Borrower is received by the Agent in immediately available funds (if the corresponding payment from the Borrower is received in immediately available funds by the Agent after 12:00 noon (Miami time) on any Business Day, it shall be deemed received on the following Business Day).

                    (b) If any payment by or recovery whatsoever against the Borrower hereunder or under any Note is made directly to or recovered directly by any Bank (rather than made to or recovered by the Agent), such Bank shall receive such payment or recovery in trust for all the Banks and shall immediately (without receiving any demand therefor) pay the full amount of such recovery or payment to the Agent to be allocated and distributed by the Agent (and applied by the Banks) as provided in section 2.10. Notwithstanding any other provisions of this Agreement or of any Notes, the Borrower hereby expressly acknowledges and agrees that: (i) the recoveries against the Borrower referred to in this section 2.11(b) shall include all recoveries by any means whatsoever against the Borrower or any assets of the Borrower (including without limitation any recoveries by set off against bank deposits, by settlement of lawsuits or by enforcement of judgments obtained by suit hereunder or under any
Note); and (ii) for all purposes under this Agreement or any Note, any payment to or recovery by any Bank hereunder or under any Note shall effectively reduce the amounts (of principal, interest and other Obligations) otherwise owing or payable to such Bank hereunder (and/or under any Note) to the extent, and only to the extent, that the amounts owing or payable to such Bank are or would be reduced after such payment or recovery is remitted in full by such Bank to the Agent, as provided above in this section 2.11, and is allocated by the Agent and distributed by it among the Banks as provided in section 2.11. Notwithstanding any other provisions of this Agreement or of any Notes, all of the parties to this Agreement hereby expressly agree that any Bank receiving any payment from or making any recovery against the Borrower or any of the Guarantors (or any asset of the Borrower or any of the Guarantors) hereunder or under any Note shall be deemed to purchase (or, if necessary, shall in fact purchase) from any or all of the other Banks such participation, and only such participation (if any), in the Notes and participations payable to or held by such Banks as may be necessary, under Applicable Law, to give full effect to clause (ii) of this section 2.11(b).

                    (c) If the Agent shall be required by any court, trustee or debtor-in-possession or other person to return any amount previously received by it in respect of the Obligations, each Bank shall, upon receipt of notice from the Agent, immediately pay over to the Agent such Bank's Proportionate Share of the amount to be returned.

Section 3. CONDITIONS TO LOANS

     Section 3.01 Conditions to Initial Loans. The obligation of each Bank to make a Loan on the occasion of the initial Borrowing is subject to the receipt by the Agent of each of the following in form and substance satisfactory to the Agent and (except for the Notes) in sufficient copies for each Bank:

                  (a) a certificate of the Secretary or an Assistant Secretary of each Credit Party confirming the identity and authority of the officers of such Credit Party authorized to execute and deliver the Loan Documents to which such Credit Party is a party, to which shall be attached copies of the resolutions and bylaws referred to in such certificate;

                  (b) a copy of the articles of incorporation of each Credit Party, certified by the Florida Secretary of State (or equivalent Governmental Authority of such Credit Party's jurisdiction of organization) and a copy of any bylaws of each Credit Party;

                  (c) a good standing certificate with respect to each Credit Party, issued as of a recent date by the Florida Secretary of State (or equivalent Governmental Authority of such Credit Party's jurisdiction of organization);

                  (d) a favorable written opinion (addressed to the Agents and the Banks) of Bilzin Sumberg Dunn & Axelrod LLP, counsel for the Credit Parties, in the form of Exhibit I and dated the Closing Date;

                  (e) the Notes, each duly executed by the Borrower and payable to the order of a Bank in a principal amount equal to such Bank's Commitment;

                  (f) three duly executed counterparts of this Agreement;

                  (g) a duly executed counterpart of the Security Agreement;

                  (h) a duly executed counterpart of each Subsidiary Guaranty and each Subsidiary Security Agreement;

                  (i) an appointment by each Guarantor that is not a Florida corporation of Richard D. Mondre, Miami, Florida, as its agent to receive service of process on its behalf in any State or Federal court located in the State of Florida and an acceptance by Richard D. Mondre of each such appointment;

                  (j) evidence of the issuance of all insurance policies required by the terms of the Loan Documents and of endorsements thereto naming the Agent as lender loss payee pursuant to a lender's endorsement in acceptable form to Agent;

                  (k) executed copies of UCC-1 financing statements (or the equivalent) to be filed in each office necessary or, in the Agent's judgment, desirable to perfect the Security Interests and evidence of the payment of all taxes and fees required to be paid in connection with the filing thereof;

                  (l) certified UCC-11, lien, judgment and tax search reports for each jurisdiction in which the Borrower is located or has inventory or equipment, showing no Liens or financing statements of record against the Borrower except for Permitted Liens;

                  (m) a Borrowing Base Certificate as of a date not more than two Business Days prior to the Closing Date;

                  (n) whatever certificates and affidavits the Agent requests to establish that no Florida documentary stamp tax is or will be owing in connection with the Loan Documents and a Tax Indemnity Agreement in the form of Exhibit J executed by the Borrower in favor of the Banks covering any liability for any such Tax;

                  (o) such other certificates, documents, instruments and opinions as the Agent shall reasonably request.

     Section 3.02 Conditions to Each Loan. The obligation of each Bank to make each Loan to be made by it, including its initial Loan, is subject to the fulfillment of each of the following conditions to the reasonable satisfaction of the Agent:

                  (a) each of the Representations and Warranties shall, in the determination of the Agent in its reasonable discretion, be true and correct in all material respects at and as of the time of such Loan, with and without giving effect to such Loan and to the application of the proceeds thereof, except those expressly stated to be made as of a particular date which shall be true and correct in all material respects as of such date;

                  (b) no Default shall have occurred and be continuing at the time of such Loan, with or without giving effect to such Loan and to the application of the proceeds thereof;

                  (c) unless agreed to by the Agent, no account described in any of clauses (a) through (p) of the definition of Eligible Ordinary Accounts herein was included in the computation of Eligible Accounts Amount for purposes of the Borrowing Base on which such Loan is predicated;

                  (d) receipt by the Agent within a reasonable time after request by the Agent of such materials as may have been requested pursuant to section 7 as, when and to the extent required to be delivered thereunder;

                  (e) such Loan will not contravene any Applicable Law applicable to any of the Banks or the Agent;

                  (f) all legal matters incident to such Loan and the other transactions contemplated by this Agreement shall be reasonably satisfactory to counsel for the Agent;

                  (g) no Federal tax liens or other Liens (besides the Security Interests and Permitted Liens) shall have been filed against the property of the Borrower;

                  (h) each Credit Party is Solvent and will be so after giving effect to such Loan;

                  (i) no limitation set forth in section 2.01 will be exceeded after such Loan is made; and

                  (j) the Agent shall have received such other approvals, consents and documents as it may reasonably request.

     Each Borrowing Notice shall constitute a Representation and Warranty by the Borrower, made as of the time of the making of the Loan requested by it, that the conditions specified in clauses (a) and (c) have been fulfilled as of such time, unless a notice to the contrary specifically captioned "Disclosure Statement" is received by the Agent from the Borrower prior to 12:00 noon (Miami time), on the Business Day preceding the date of the requested Loan. To the extent that any Bank agrees to make any Loan after receipt of a Disclosure Statement in accordance with the preceding sentence, the Representations and Warranties pursuant to the preceding sentence shall be deemed made as modified by the contents of such statement and repeated at the time of the making of such Loan as so modified. Any such modification shall be effective only for the occasion on which such Bank elects to make such Loan, and unless expressly agreed by such Bank in writing to the contrary, shall not be deemed a waiver or modification of any condition to any other Loan.

Section 4. CERTAIN REPRESENTATIONS AND WARRANTIES OF BORROWER

     In order to induce the Agent and the Banks to enter into this Agreement and to make Loans, the Borrower represents and warrants to the Agent and the Banks as follows:

     Section 4.01 Organization: Power; Qualification; Compliance: The Borrower and each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, has the corporate power and authority to own its properties and to carry on its businesses as now being and proposed to be hereafter conducted, is duly qualified, is in good standing, and is authorized to do business, in all jurisdictions in which the character of its properties or the nature of its businesses requires such qualification or authorization. The Borrower and each Subsidiary is conducting its business in compliance with all Applicable Laws.

     Section 4.02 Subsidiaries and Stockholders. The Borrower has no Subsidiaries other than those Persons listed as Subsidiaries in Schedule 4.02 and additional Subsidiaries created or acquired after the Closing Date in compliance with section 5.05; Schedule 4.02 states as of the date hereof the organizational form of each Subsidiary and the percentage of shares owned by Borrower; the outstanding shares or other equity interests of each such Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable; and the Borrower owns beneficially and of record all the shares and other interests it is listed as owning in Schedule 4.02, free and clear of any Lien.

     Section 4.03 Ownership Interests. The Borrower owns no equity investments in any Person other than the Persons listed in Schedule 4.03, equity investments in Persons not constituting Subsidiaries permitted under section 6.09 and additional Subsidiaries created or acquired after the Closing Date in compliance with section 5.05.

     Section 4.04 Solvency. The Borrower and each other Credit Party is and will be Solvent after giving effect to the transactions contemplated by the Loan Documents.

     Section 4.05 Authorization and Compliance of Agreement and Notes. The Borrower and each other Credit Party has the corporate power, and has taken all necessary corporate (including stockholder, if necessary) action to authorize it to execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms, to incur its other obligations under this Agreement and each of the other Loan Documents to which it is a party and (in the case of the Borrower) to borrow hereunder. Each of this Agreement and the other Loan Documents delivered on the Agreement Date has been duly executed and delivered by the Borrower and (in the case of the Guaranties) the Guarantors and is a legal, valid and binding obligation of the Borrower and (in the case of the Guaranties) the Guarantors, enforceable against the Borrower and (in the case of the Guaranties) the Guarantors in accordance with its terms subject to the applicable bankruptcy and insolvency laws and other laws affecting the enforceability of creditors rights, generally. The execution, delivery and performance of this Agreement and the other Loan Documents by the Borrower and each other Credit Party in accordance with their respective terms, and the incurring of obligations thereunder by the Borrower, do not and will not (a) require (i) any Governmental Approval or (ii) any consent or approval of the stockholders of the Borrower or such other Credit Party that has not been obtained, (b) violate or conflict with, result in a breach of, or constitute a default under, (i) any Contract to which the Borrower or such other Credit Party is a party or by which its or any of its properties may be bound, (ii) any Applicable Law or (iii) the Borrower's or such other Credit Party's charter or bylaws, or (c) result in or require the creation of any Lien upon any assets of the Borrower or such other Credit Party, subject, however, to the satisfaction in full of the Borrower's financing with Heller Financial, Inc.

     Section 4.06 Litigation. Except as set forth on Schedule 4.06, as of the Agreement Date there are not, in any court or before any arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits or proceedings, pending (or to the knowledge of the Borrower probable to be asserted), against or in any other way relating to or affecting (a) the Borrower or any Subsidiary or the business or any property of the Borrower or any Subsidiary, except actions, suits or proceedings that, if adversely determined, would not, (i) singly result in liability more than $250,000.00 above the amount of insurance coverage in effect with respect thereto or (ii) in the aggregate for the Borrower and the Subsidiaries result in liability more than $500,000.00 above the amount of insurance coverage in effect with respect thereto or (iii) singly or in the aggregate otherwise have a Materially Adverse Effect.

     Section 4.07 Burdensome Provisions. Neither the Borrower nor any Subsidiary is a party to or bound by any Contract or Applicable Law that could have a Materially Adverse Effect.

     Section 4.08 No Material Adverse Change or Event. Between September 30, 1997 and the Agreement Date, no change in the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower and its Subsidiaries, taken as a whole, has occurred, and no event has occurred or failed to occur, which has had or might reasonably be expected to have, either alone or in conjunction with all other such changes, events and failures, a Materially Adverse Effect. (In determining whether an adverse change has occurred, it is understood that such an adverse change may have occurred, and such an event may have occurred or failed to occur, at any particular time notwithstanding the fact that at such time no Default shall have occurred and be continuing.)

     Section 4.09 No Adverse Fact. No fact or circumstance is known to the Borrower as of the Agreement Date which, either alone or in conjunction with all other such facts and circumstances, has had or might reasonably be expected in the future to have (so far as the Borrower can foresee) a Materially Adverse Effect that has not been set forth or referred to in the financial statements referred to in section 7.02(a) or in a writing specifically captioned "Disclosure Statement" and delivered to the Agent prior to the Agreement Date. If a fact or circumstance disclosed in such financial statements or Disclosure Statement, or if an action, suit or proceeding disclosed in Schedule 4.06, should in the future have a Materially Adverse Effect upon the Borrower or any Subsidiary or upon this Agreement or any other Loan Document, such Materially Adverse Effect shall be a change or event subject to section 4.08 notwithstanding such disclosure.

     Section 4.10 Title to Properties. The Borrower has title to its properties reflected on the financial statements referred to in section 7.01(b) or its most recent Form 10-Q subject to no Liens or material adverse claims except as disclosed thereon and except Permitted Liens.

     Section 4.11 Funded Debt. All agreements relating to Funded Debt of the Borrower, or commitments or agreements to permit the Borrower to incur Funded Debt (other than any Loan Document), are listed on Schedule 4.11.

     Section 4.12 Patents, Trademarks, Etc. The Borrower owns, or is licensed or otherwise has the lawful right to use, all Marks, technology, know-how and processes ("Intellectual Property") used in or necessary for the conduct of its business as currently in any material respect conducted. The use of such Intellectual Property by the Borrower does not infringe on the rights of any Person.

     Section 4.13 Security Interests. The Security Interests are all valid, perfected, first-priority security interests securing all the Obligations.

     Section 4.14 Margin Stock. The proceeds of the Loans will be used by the Borrower only for the purposes expressly authorized herein. None of such proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any Funded Debt which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute any of the Loans a "purpose credit" within the meaning of Regulation U. Neither the Borrower nor any agent acting in its behalf has taken or will take any action which might cause this Agreement or any of the documents or instruments delivered pursuant hereto to violate any regulation of the Board or to violate the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, or any state securities laws, in each case as in effect on the date hereof.

     Section 4.15 Investment Company. Neither the Borrower nor any other Credit Party is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (15 U.S.C. section 80a-1, et seq.). The application of the proceeds of the Loans and repayment thereof by the Borrower and the performance by the Borrower and the other Credit Parties of the transactions contemplated by the Loan Documents will not violate any provision of that statute, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder, in each case as in effect on the date hereof.

     Section 4.16   ERISA.

          (a) The Borrower and each ERISA Affiliate is in compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder and in compliance with all Foreign Benefit Laws with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired and except for circumstances where the failure to comply could not reasonably be expected to have a Material Adverse Effect. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined to be exempt under Section 501(a) of the Code. No material liability has been incurred by the Borrower or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan;

          (b) Neither the Borrower nor any ERISA Affiliate has (i) engaged in a nonexempt prohibited transaction described in Section 4975 of the Code or
Section 406 of ERISA affecting any of the Employee Benefit Plans or the trusts created thereunder which could subject any such Employee Benefit Plan or trust to a material tax or penalty on prohibited transactions imposed under Internal Revenue Code Section 4975 or ERISA, (ii) incurred any material accumulated funding deficiency with respect to any Employee Benefit Plan, whether or not waived, or any other material liability to the PBGC which remains outstanding, other than the payment of premiums and there are no premium payments which are due and unpaid which could reasonably be expected to have a Material Adverse Effect, (iii) failed to make a required material contribution or payment to a Multiemployer Plan, or (iv) failed to make a material required installment or other required payment under Section 412 of the Code, Section 302 of ERISA or the terms of such Employee Benefit Plan;

          (c) No Termination Event has occurred or is reasonably expected to occur with respect to any Pension Plan or Multiemployer Plan, and neither the Borrower nor any ERISA Affiliate has incurred any unpaid withdrawal liability with respect to any Multiemployer Plan;

          (d) The present value of all vested accrued benefits under each Employee Benefit Plan which is subject to Title IV of ERISA, did not, as of the most recent valuation date for each such plan, exceed the then current value of the assets of such Employee Benefit Plan allocable to such benefits;

(e) Each Employee Benefit Plan maintained by the Borrower or any ERISA Affiliate, has been administered in accordance with its terms in all material respects and is in compliance in all material respects with all applicable requirements of ERISA and other applicable laws, regulations and rules, except for circumstances where the failure to comply or accord could not reasonably be expected to have a Material Adverse Effect;

          (f) The making of the Loans will not involve any prohibited transaction under ERISA which is not subject to a statutory or administrative exemption; and

          (g) No material proceeding, claim, lawsuit and/or investigation exists or, to the best knowledge of the Borrower after due inquiry, is threatened concerning or involving any Employee Benefit Plan.

     Section 4.17 No Default. As of the date hereof, there exists no Default or Event of Default.

     Section 4.18 Hazardous Materials. The Borrower and each Material Subsidiary is in compliance with all applicable Environmental Laws in all material respects. Neither the Borrower nor any Material Subsidiary has been notified in writing of any action, suit, proceeding or investigation which, and neither the Borrower nor any Material Subsidiary is aware of any facts which, (i) calls into question, or could reasonably be expected to call into question, compliance by the Borrower or any Material Subsidiary with any Environmental Laws, (ii) seeks, or could reasonably be expected to form the basis of a meritorious proceeding, to suspend, revoke or terminate any license, permit or approval necessary for the generation, handling, storage, treatment or disposal of any Hazardous Material, or (iii) seeks to cause, or could reasonably be expected to form the basis of a meritorious proceeding to cause, any property of the Borrower or any Material Subsidiary to be subject to any restrictions on ownership, use, occupancy or transferability under any Environmental Law to which the Borrower or such Material Subsidiary is not currently subject, which in the case of any matter described in items (i), (ii) or (iii) above would result in a Material Adverse Effect.

     Section 4.19 Employment Matters. (a) Except as set forth in Schedule 4.19, none of the employees of the Borrower or any Material Subsidiary is subject to any collective bargaining agreement and there are no strikes, work stoppages, election or decertification petitions or proceedings, unfair labor charges, equal opportunity proceedings, or other material labor/employee related controversies or proceedings pending or, to the best knowledge of the Borrower, threatened against the Borrower or any Material Subsidiary or between the Borrower or any Material Subsidiary and any of its employees, other than those which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and

               (b) Except to the extent a failure to maintain compliance would not have a Material Adverse Effect, the Borrower and each Material Subsidiary is in compliance in all respects with all applicable laws, rules and regulations pertaining to labor or employment matters, including without limitation those pertaining to wages, hours, occupational safety and taxation and there is neither pending or threatened any litigation, administrative proceeding nor, to the knowledge of the Borrower, any investigation, in respect of such matters which, if decided adversely, would reasonably be likely, individually or in the aggregate, to have a Material Adverse Effect.

     Section 4.20 RICO. Neither the Borrower nor any Subsidiary is engaged in or has engaged in any course of conduct that would reasonably be expected to subject any of their respective properties to any Lien, seizure or other forfeiture under any criminal law, racketeer influenced and corrupt organizations law (civil or criminal) or other similar laws.

Section 5. CERTAIN AFFIRMATIVE COVENANTS

     Until the Agreement Termination Date, unless the Required Banks shall otherwise consent in writing, the Borrower shall, and where applicable shall cause each Subsidiary to:

     Section 5.01 Preservation of Existence and Properties, Scope of Business, Compliance with Law, Payment of Taxes and Claims. (a) Preserve and maintain its corporate existence and all of its other franchises, licenses, rights and privileges, (b) preserve, protect and obtain all Marks and other Intellectual Property, and preserve and maintain in good repair, working order and condition all other properties, required for the conduct of its business as presently conducted, all in accordance with customary and prudent business practices, (c) engage only in the business in which it is engaged as of the Agreement Date and related businesses that in the Agent's reasonable judgment are closely related thereto, (d) comply with all Applicable Laws, (e) pay or discharge when due (or as permitted by the Security Agreement) all Taxes owing by it or imposed upon its property (for the purposes of this clause, such Taxes shall be deemed to be due on the date after which they become delinquent), and all liabilities which might become a Lien on any of its properties, (f) take all action and obtain all consents and Governmental Approvals required so that its obligations under the Loan Documents will at all times be valid and binding and enforceable in accordance with their respective terms, and (g) obtain and maintain all licenses, permits and approvals of Governmental Authorities and as are required for the conduct of its business as presently conducted..

     Section 5.02 Insurance. Maintain insurance with responsible insurance companies against such risks and in such amounts as is customarily maintained by similar businesses, as may be required by the Security Documents or by Applicable Law, or as may be reasonably requested by the Agent.

     Section 5.03 Use of Proceeds. Use each Loan only for general corporate purposes (including working capital and capital expenditures) and refrain from using proceeds of any Loan to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulation U) or to extend credit to others for the purpose of purchasing or carrying any margin stock (if requested by the Agent, the Borrower shall furnish to the Agent statements in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U).

     Section 5.04 Covenants Extending to Other Persons. Cause each Subsidiary to do with respect to such Subsidiary, its business and assets, each of the things required of the Borrower in sections 5.01 through 5.03 inclusive.

     Section 5.05 New Subsidiaries. As soon as practicable but in any event within 30 days of any acquisition or substantive beginning of operations for any newly created Subsidiary, cause to be delivered to the Agent for the benefit of the Banks each of the following:

          (a) a Guaranty Agreement and Subsidiary Security Agreement executed by such Subsidiary in the forms of Exhibit F and Exhibit G, respectively;

          (b) an opinion of counsel to such Subsidiary dated as of the date of delivery of the aforesaid Guaranty Agreement and addressed to the Agent and the Banks, comparable in form and substance to the opinion delivered pursuant to section 3.01(d) and otherwise reasonably acceptable to the Agent;

          (c) all other items that would have to have been delivered with respect to such Subsidiary pursuant to section 3.01 had such Subsidiary been a Credit Party as of the Closing Date.

Section 6. CERTAIN NEGATIVE COVENANTS

     Until the Agreement Termination Date, unless the Required Banks shall otherwise consent in writing, the Borrower shall not, and shall not permit any Subsidiary to:

     Section 6.01 Net Worth. Permit Net Worth to be less than (i) $88,000,000 at December 31, 1997 and at the Closing Date and (ii) as at the last day of each succeeding fiscal quarter of the Borrower and until (but excluding) the last day of the next following fiscal quarter of the Borrower, the sum of (A) the amount of net worth required to be maintained pursuant to this section 6.01 as at the end of the immediately preceding fiscal quarter, plus (B) 85% of the net income (with no reduction for net losses during any period) for the fiscal quarter of the Borrower ending on such day plus (C) 100% of the aggregate Net Proceeds of the issuance of equity securities or other capital investments.

     Section 6.02 Funded Debt to EBITDA Ratio. Permit the ratio of Funded Debt as at the end of any Four-Quarter Period to EBITDA for such Four-Quarter Period to exceed 2.50 to 1.0.

     Section 6.03 Fixed Charge Coverage Ratio. Permit the ratio of (a) the sum of EBITDA for any Four-Quarter Period plus Rents Expense for such Four-Quarter Period to (b) the sum of interest expense for such Four-Quarter Period plus Rents Expense for such Four-Quarter Period plus income tax expense for such Four-Quarter Period plus 20% of Funded Debt outstanding as of the last day of the applicable Four-Quarter Period to be less than 2.00 to 1.00 as of the last day of each Four- Quarter Period.

     Section 6.04 Capital Expenditures. Make or become committed to make Capital Expenditures which exceed in the aggregate (on a noncumulative basis, with the effect that amounts not expended in any Fiscal Year may not be carried forward to a subsequent period) $30,000,000 in Fiscal Year 1998 and $35,000,000 in any later Fiscal Year.

     Section 6.05 Funded Debt to Capitalization. Permit the ratio of total Funded Debt to Total Capitalization to exceed .50 to 1.0.

     Section 6.06 Funded Debt. Incur, create, assume or permit to exist any Funded Debt, however evidenced, except:

          (a) Funded Debt existing as of the Closing Date as set forth in
Schedule 4.11; provided, none of the instruments and agreements evidencing or governing any such Funded Debt shall be amended, modified or supplemented in any material respects after the Closing Date to change any terms of subordination, repayment or rights of conversion, put, exchange or other rights from such terms and rights as in effect on the Closing Date;

          (b) the Obligations and Rate Hedging Obligations;

          (c) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

          (d) Funded Debt incurred in connection with Acquisitions permitted under section 6.12; and

          (e) Funded Debt incurred to purchase property, plant and equipment of the Borrower and its Subsidiaries in a cumulative amount not to exceed $10,000,000.

     Section 6.07 Liens. Incur, create or permit to exist any Lien with respect to any property or assets now owned or hereafter acquired by the Borrower or any Subsidiary, other than the following "Permitted Liens":

          (a) Liens existing as of the date hereof as set forth in Schedule
6.07;

          (b) Liens imposed by law for taxes, assessments or charges of any Governmental Authority for claims which either are not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with Generally Accepted Accounting Principles;

          (c) statutory and contractual Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law or created in the ordinary course of business for amounts either which are not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with Generally Accepted Accounting Principles;

          (d) Liens incurred or deposits made in the ordinary course of business (including without limitation surety bonds and appeal bonds) in connection with workers' compensation, Taxes, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Debt), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts;

          (e) easements (including reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and zoning and other restrictions, charges or encumbrances (whether or not recorded), which do not interfere materially with the ordinary conduct of the business of the Borrower and its Subsidiaries taken as a whole and which do not materially detract from the value of the property to which they attach or materially impair the use thereof to the Borrower and its Subsidiaries taken as a whole; and

          (f) Liens securing Funded Debt permitted under section 6.06(d) and (e) provided that such Lien extends only to the property acquired with the proceeds of such Funded Debt.

     Section 6.08 Transfer of Assets. Sell, lease, transfer or otherwise dispose of any assets of the Borrower or any Subsidiary (including any ownership interest in any Material Subsidiary) other than (a) dispositions of inventory in the ordinary course of business, (b) dispositions of equipment or real property which, in the aggregate during any Fiscal Year, have a fair market value or book value, whichever is less, of $5,000,000 or less and is not replaced by equipment having at least equivalent value, (c) dispositions of property that is substantially worn, damaged, obsolete or, in the judgment of the Borrower, no longer best used or useful in its business or that of any Subsidiary, (d) transfers of assets necessary to give effect to merger or consolidation transactions permitted by section 6.10, (e) subleases of offices or other facilities of Borrower or its Subsidiaries no longer used in their business, and
(f) transfers of any assets in connection with any sale and leaseback or other financing of the Borrower's facility known as "The Harland Building."

     Section 6.09 Investments. Purchase, own, invest in or otherwise acquire, directly or indirectly, any stock or other securities, or make or permit to exist any investment whatsoever in any other Person or permit to exist any loans or advances to any Person, except that the Borrower may maintain investments or invest in:

          (a) securities of any Person acquired in an Acquisition permitted hereunder;

          (b) Eligible Securities;

          (c) investments in Persons existing as of the date hereof as set forth in Schedule 6.09;

          (d) loans and advances to employees and independent contractors of Borrower or its Subsidiaries not in excess of $250,000.00 in the aggregate;

          (e) accounts receivable arising and trade credit granted in the ordinary course of business and any securities or other assets received in satisfaction or partial satisfaction thereof in connection with accounts of financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss; and

          (f) investments in Subsidiaries which are Guarantors.

     Section 6.10 Merger and Consolidation. (a) Consolidate with or merge into any other Person, or (b) permit any other Person to merge into it, or (c) liquidate, wind-up or dissolve or sell, transfer or lease or otherwise dispose of all or a substantial part of its assets; provided, however, (i) any Subsidiary of the Borrower may merge, sell, transfer, lease or otherwise dispose of, all or substantially all of its assets into or consolidate with the Borrower or any wholly-owned Subsidiary of the Borrower, (ii) any Subsidiary may liquidate, windup or dissolve so long as all of its assets (subject to its liabilities) are transferred to Borrower or to another Subsidiary, and (iii) any other Person may merge into or consolidate with the Borrower or any wholly-owned Subsidiary and any Subsidiary may merge into or consolidate with any other Person in order to consummate an Acquisition permitted by section 6.12, provided further, that any resulting or surviving entity shall execute and deliver such agreements and other documents, including a Guaranty Agreement, and take such other action as the Agent may require to evidence or confirm its express assumption of the obligations and liabilities (if any) of its predecessor entities under the Loan Documents.

     Section 6.11 Restricted Payments. Make or agree to make any Restricted Payment or apply or set apart any of their assets therefor.

     Section 6.12 Acquisitions. Enter into any Contract, binding commitment or other binding arrangement providing for any Acquisition, or solicit the tender of securities or proxies in respect thereof in order to effect any Acquisition, unless (i) the Person to be (or whose assets are to be) acquired does not oppose such Acquisition and the line or lines of business of the Person to be acquired are substantially the same as the Borrower or any of its Subsidiaries, (ii) the Cost of Acquisition (excluding out-of-pocket transaction costs for services and expenses of attorneys, accountants, and other consultants incurred in effecting such transaction and other similar transactions and closing costs so incurred, all of which may be paid in cash) does not exceed $3,000,000 and is paid entirely in stock, and (iii) an Authorized Representative shall have furnished the Agent with a certificate to the effect that no Default or Event of Default shall have occurred and be continuing either immediately prior to or immediately after giving effect to such Acquisition and the Borrower shall have furnished to the Agent (A) pro forma historical financial statements as of the end of the most recently completed fiscal period of the Borrower (whether quarterly or year end) giving effect to such Acquisition and assuming that any Debt incurred to effect such Acquisition shall be deemed to have been outstanding during the Four-Quarter Period preceding such Acquisition and to have borne a rate of interest during such period equal to that rate in existence at the date of determination and (B) a certificate in form and substance satisfactory to the Agent prepared on a historical pro forma basis giving effect to such Acquisition as of the most recent fiscal quarter of the Borrower then ended, which certificate shall demonstrate that no Default or Event of Default would exist immediately after giving effect thereof, and (iii) the Person acquired shall be a Subsidiary, or be merged into or with the Borrower or one of its Subsidiaries, immediately upon consummation of the Acquisition (or if assets are being acquired, the acquiror shall be the Borrower or a Subsidiary).

     Section 6.13 Transactions with Affiliates. After the date hereof, enter into any transaction, including without limitation the purchase, sale, lease or exchange of property, real or personal, or the rendering of any service, with any Affiliate of the Borrower, except (a) that such Persons may render services to the Borrower or its Subsidiaries for compensation at the same rates generally paid by Persons engaged in the same or similar businesses for the same or similar services or as may otherwise be approved by a majority vote of the Compensation Committee of the Borrower's Board of Directors, (b) that the Borrower or any Subsidiary may render services to such Persons for compensation at the same rates generally charged by the Borrower or such Subsidiary and (c) in either case in the ordinary course of business and pursuant to the reasonable requirements of the Borrower's (or any Subsidiary's) business consistent with past practice of the Borrower and its Subsidiaries and upon fair and reasonable terms no less favorable to the Borrower (or any Subsidiary) than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate. Notwithstanding anything to the contrary contained herein, any transaction or agreement with an Affiliate in connection with such Affiliate's employment or compensation (including salary, bonus, stock options and other benefits) payable or provided by the Borrower which is approved by the Borrower's Compensation Committee comprised of at least a majority of independent Directors shall be deemed to have satisfied the requirements of items (a), (b) and (c), above.

     Section 6.14 Compliance with ERISA. With respect to any Pension Plan, Employee Benefit Plan or Multiemployer Plan:

          (a) permit the occurrence of any Termination Event which would result in a material liability on the part of the Borrower or any ERISA Affiliate to the PBGC; or

          (b) permit the present value of all benefit liabilities under all Pension Plans to exceed the current value of the assets of such Pension Plans allocable to such benefit liabilities; or

          (c) permit any material accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code) with respect to any Pension Plan, whether or not waived; or

          (d) fail to make any contribution or payment to any Multiemployer Plan which the Borrower or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto; or

          (e) engage, or permit the Borrower or any ERISA Affiliate to engage, in any prohibited transaction under Section 406 or ERISA or Sections 4975 of the Code for which a civil penalty pursuant to Section 502(i) of ERISA or a tax pursuant to Section 4975 of the Code may be imposed and which would reasonably be expected to result in a Material Adverse Effect; or

          (f) permit the establishment of any Employee Benefit Plan providing post-retirement welfare benefits or establish or amend any Employee Benefit Plan which establishment or amendment could result in liability to the Borrower or any ERISA Affiliate or increase the obligation of the Borrower or any ERISA Affiliate to a Multiemployer Plan where such establishment or amendment would reasonably be expected to result in a Material Adverse Effect; or

          (g) fail, or permit the Borrower or any ERISA Affiliate to fail, to establish, maintain and operate each Employee Benefit Plan in compliance in all material respects with the provisions of ERISA, the Code and all other applicable laws and regulations and interpretations thereof.

     Section 6.15 Fiscal Year. Change its Fiscal Year or that of any Subsidiary.

     section 6.16 Dissolution, etc. Wind up, liquidate or dissolve (voluntarily or involuntarily) or commence or suffer any proceedings seeking any such winding up, liquidation or dissolution, except as to any Subsidiary to the extent permitted under section 6.10.

     Section 6.17 Limitations of Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by the Borrower or any Subsidiary of real or personal property, whether now owned or hereafter acquired in a related transaction or series of related transactions, which has been or is to be sold or transferred by the Borrower or any Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or any Subsidiary, except in connection with the Borrower's facilities known as "The Harland Building."

     Section 6.18 Change in Control. Cause or permit to exist or occur any Change of Control.

     Section 6.19 Negative Pledge Clauses. Enter into or cause, suffer or permit to exist any agreement with any Person other than the Agent and the Banks pursuant to this Agreement or any other Loan Documents which prohibits or limits the ability of the Borrower or any Subsidiary to create, incur, assume or suffer to exist any Lien upon any of its property, except in connection with liens permitted under section 6.07.

     Section 6.20 Customer Lists and Tradenames. Sell, assign, encumber or otherwise dispose of any of its customer lists or any tradename at any time used by it, except for the licensing thereof in the ordinary course of business.

     Section 6.21 Circumvention. Do anything indirectly that this Agreement would prohibit its doing directly.

Section 7. INFORMATION

     Section 7.01 Financial Statements and Information to be Furnished. Until the Agreement Termination Date, the Borrower shall deliver to the Agent and each
Bank:

          (a) Quarterly Financial Statements; Officer's Certificate. As soon as available and in any event within 45 days after the end of each of the first three quarters of each Fiscal Year, (i) consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such quarter, and the related consolidated statements of income, and cash flows for such quarter and for the period from the beginning of the then current Fiscal Year through the end of such reporting period, and accompanied by a certificate of an Authorized Representative to the effect that such financial statements present fairly the financial position of the Borrower and its Subsidiaries as of the end of such fiscal period and the results of their operations and the changes in their financial position for such fiscal period, in conformity with the standards set forth in section 7.02(b) with respect to interim financial statements, and (ii) a certificate of an Authorized Representative containing computations for such quarter comparable to that required pursuant to section 7.01(b)(ii).

          (b) Year-End Statement; Accountants' and Officer's Certificates. As soon as available and in any event within 90 days after the end of each Fiscal Year, (i) consolidated balance sheets of the Borrower and its Subsidiaries as at the end of each Fiscal Year, and the notes thereto, and the related consolidated statements of income, shareholders' equity and cash flows, and the respective notes thereto, for such Fiscal Year, setting forth comparative financial statements for the preceding Fiscal Year, all prepared in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis and containing, with respect to the consolidated financial statements, opinions of Coopers & Lybrand LLP, or other such independent certified public accountants of national standing selected by the Borrower and reasonably acceptable to the Agent, which are unqualified as to the scope of the audit performed and as to the "going concern" status of the Borrower and without any exception not acceptable to the Banks, and (ii) a certificate signed by an Authorized Representative and demonstrating compliance with sections 6.01, 6.02, 6.03,
6.04 and 6.05.

          (c) SEC Materials; Management Letters. Promptly upon their becoming available to the Borrower, a copy of (i) all Form 10-Qs, 10-Ks and other regular or special reports or effective registration statements which the Borrower or any Subsidiary shall file with the Securities and Exchange Commission (or any successor thereto) or any securities exchange, (ii) any proxy statement distributed by the Borrower or any Subsidiary to its shareholders, bondholders or the financial community in general, and (iii) any management letters submitted to the Borrower or any Subsidiary by independent accountants in connection with the annual audit of the Borrower or any Subsidiary.

          (d)  Additional Materials.

               (i) Promptly upon the sending thereof, copies of all notices, reports and other communications from the Borrower to any of its shareholders or securities holders generally;

               (ii) Promptly upon the Borrower's becoming aware thereof, notice of each federal statutory Lien, tax or other state or local government Lien or other Lien (other than the Security Interests or Permitted Liens) filed against the property of the Borrower or any Subsidiary;

               (iii) Within 20 Business Days after the end of every month, a report of the Borrower's receivable agings certified by an Authorized Representative;

               (iv) Within 20 Business Days after the end of every month, a schedule of the Borrower's inventory certified by an authorized officer of the Borrower and indicating, with respect to any such inventory, the location thereof;

               (v) On the 20th day of each month (or, if the Agent or the Required Banks so request, on a more frequent basis), a Borrowing Base Certificate;

               (vi) Within 15 days after the financial statements referred to in section 7.01(b) are due, projections for the Borrower's balance sheet and profit and loss statement for the next fiscal year, with monthly details;

               (vii) From time to time and within a reasonable time after request of the Agent, such data, certificates, reports, statements, documents or further information regarding this Agreement, any other Loan Document, any Loan, any Collateral or any other transaction contemplated hereby, or the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower or the Subsidiaries, as the Agent or the Required Banks may reasonably request, in each case in form and substance, with a degree of detail, and certified in a manner reasonably satisfactory to the Agent and the Required Banks.

          (e) Notice of Defaults, Litigation and other Matters. Promptly after its occurrence, notice of: (i) any Default; (ii) the commencement of any action, suit or proceeding or investigation in any court or before any arbitrator of any kind or by or before any Governmental Authority or non-governmental body against or in any other way relating adversely to or affecting (A) the Borrower, any Subsidiary or any of their respective businesses or properties, that, if adversely determined, (1) singly would result in liability more than $250,000.00 (whether or not covered by insurance) or (2) in the aggregate for the Borrower and the Subsidiaries would result in liability more than $500,000.00 (whether or not covered by insurance) or (3) otherwise might, singly or in the aggregate, have a Materially Adverse Effect, or (B) in any material way this Agreement or the other Loan Documents or any transaction contemplated hereby or thereby;
(iii) any amendment of the certificate of incorporation or bylaws of the Borrower; and (iv) any significant development in any lawsuits described in
Schedule 4.06.

     Section 7.02 Accuracy of Financial Statements and Information.

          (a) Historical Financial Statements. The Borrower hereby represents and warrants to the Banks and the Agent: (i) that the financial statements heretofore furnished to the Agent and listed in Schedule 7.02(a), are complete and correct and present fairly in all material respects, in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis throughout the periods involved, the consolidated financial position of the Borrower as at their respective dates and the consolidated results of operations, retained earnings and, as applicable, the changes in financial position or cash flows of the Borrower for the respective periods to which such statements relate, and (ii) that, except as disclosed or reflected in such financial statements, the Borrower has no liabilities, contingent or otherwise, nor any unrealized or anticipated losses as of the respective date(s) of such financial statements and required to be included in such financial statements, that, singly or in the aggregate, have had or could reasonably be expected to have a Materially Adverse Effect.

          (b) Future Financial Statements. All financial statements delivered pursuant to section 7.01, shall be complete and correct and present fairly in all material respects, in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis, the consolidated financial position of the Borrower, as at their respective dates and the consolidated results of operations, retained earnings, and consolidated cash flows of the Borrower for the respective periods to which such statements relate, and the furnishing of the same to the Banks shall constitute a representation and warranty by the Borrower made on the date the same are furnished to the Banks to that effect and to the further effect that, except as disclosed or reflected in such financial statements, as at the respective dates thereof, the Borrower and its Subsidiaries had no liability, contingent or otherwise, nor any unrealized or anticipated loss as of the respective date(s) of such financial statements and required to be included in such financial statements, that, singly or in aggregate, has had or could reasonably be expected to have a Materially Adverse Effect.

          (c) Historical Information. The Borrower hereby represent and warrants to the Banks and the Agent that all Information furnished to the Banks or the Agent by or on behalf of the Borrower prior to the Agreement Date in connection with or pursuant to this Agreement and the relationship established hereunder, at the time the same was so furnished, but in the case of Information dated as of a prior date, as of such date, (i) in the case of any such prepared in the ordinary course of business, was complete and correct in all material respects in the light of the purpose prepared, and, in the case of any such the preparation of which was requested by the Agent, was complete and correct in all material respects to the extent necessary to give the Banks true and accurate knowledge of the subject matter thereof, (ii) did not contain any untrue statement of a material fact, and (iii) did not omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made. Provided, however, that with respect to plans, projections and forecasts of future events or future financial results, all of which Borrower represents were prepared to the best of Borrower's knowledge, the Borrower does not represent or warrant the achievement of the future results or the occurrence of the future events.

          (d) Future Information. All Information furnished to the Banks or the Agent by or on behalf of the Borrower, on and after the Agreement Date in connection with or pursuant to this Agreement or in connection with or pursuant to any amendment or modification of, or waiver under, this Agreement, shall, at the time the same is so furnished, but in the case of Information dated as of a prior date, as of such date, (i) in the case of any such prepared in the ordinary course of business, be complete and correct in all material respects in the light of the purpose prepared, and, in the case of any such required by the terms of this Agreement or the preparation of which was requested by the Banks, or the Agent, be complete and correct in all material respects to the extent necessary to give the Banks true and accurate knowledge of the subject matter thereof, (ii) not contain any untrue statement of a material fact, and (iii) not omit to state a material fact necessary in order to make the statements contained therein not misleading, and the furnishing of the same to the Banks or the Agent shall constitute a representation and warranty by the Borrower made on the date the same are furnished to the Banks or the Agent to the effect specified in clauses (i), (ii) and (iii). Provided, however, that with respect to plans, projections and forecasts of future events or future financial results, all of which Borrower represents were prepared to the best of Borrower's knowledge, the Borrower does not represent or warrant the achievement of the future results or the occurrence of the future events.

     Section 7.03 Additional Agreements Relating to Disclosure. From the Agreement Date until the Agreement Termination Date, the Borrower shall:





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

          (a) Accounting Methods and Financial Records. Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete), as may be required or necessary to permit (i) the preparation of financial statements required to be delivered pursuant to section7.01 and (ii) the determination of the Borrower's compliance with the terms of this Agreement and the other Loan Documents.

          (b) Visits and Inspections. Permit representatives (whether or not officers or employees) of the Agent, from time to time during normal business hours, and as often as may be reasonably requested, to (i) visit and inspect any properties of the Borrower and any Subsidiary, (ii) inspect and make extracts from its books and records (including but not limited to management letters prepared by the Borrower's independent accountants) and its customer lists,
(iii) discuss with principal officers of the Borrower and the Borrower's independent accountants the businesses, assets, liabilities, financial conditions, results of operations and business prospects of the Borrower and any Subsidiary and (iv) inspect the Collateral and the premises upon which any of the Collateral is located, and verify the amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral. In the event that any of the Collateral is under the exclusive control of any third party, the Borrower shall cause such parties to make such inspection rights available to the Agent.

Section 8. DEFAULT

     Section 8.01 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of the Borrower, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority or quasi-governmental body:

          (a) The Borrower shall fail to pay any amount in respect of principal of a Loan when and as due (whether at maturity, by reason of notice of prepayment, acceleration or otherwise) in accordance with the terms of this Agreement and the Notes; or the Borrower shall fail to pay any amount owing in respect of interest, fees, commissions or other charges due under this Agreement or any other Loan Document, when and as due (whether as stated, by reason of notice of prepayment or acceleration or otherwise) in accordance with the terms of this Agreement or such other Loan Documents; or

          (b) Any Representation and Warranty shall at any time prove to have been incorrect or misleading in any material respect when made; or

          (c) The Borrower or any Guarantor shall default in the performance or observance of any term, covenant, condition or agreement contained in this Agreement other than one described in clauses (a), (b), (f), (i), (j), (k), (l),
(m), (n), or (o) of this section8.01 and such default shall remain uncured for a period of 30 days; or

          (d) The Borrower shall fail to pay, in accordance with its terms and when due and payable, after giving effect to any notice, cure or grace periods, the principal of or interest on any Funded Debt having an aggregate outstanding balance in excess of $100,000 (other than the

Obligations), or the maturity of any such Funded Debt, in whole or in part, shall have been accelerated, or any such Funded Debt, in whole or in part, shall have been required to be prepaid prior to the stated maturity thereof, in accordance with the provisions of any Contract evidencing, providing for the creation of or concerning such Funded Debt or, if any event shall have occurred and be continuing that would permit any holder or holders of such Funded Debt, any trustee or agent acting on behalf of such holder or holders or any other Person so to accelerate such maturity or require any such prepayment; or

          (e) A default shall occur and be continuing under any Contract (other than a Contract relating to Funded Debt to which clause (d) of this section 8.01 is applicable) binding upon the Borrower, except such a default that, together with all other such defaults, has not had and will not have a Materially Adverse Effect on (i) the Borrower or (ii) the Loan Documents or the Obligations; or

          (f) (i) Any Credit Party shall (A) commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect) or under any other bankruptcy or insolvency law of any jurisdiction , (B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, (C) consent to, or fail to contest in a timely and appropriate manner, any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (D) apply for, or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of a substantial part of its assets, domestic or foreign, (E) admit in writing its inability to pay, or generally not be paying, its debts (other than those that are the subject of bona fide disputes) as they become due, (F) make a general assignment for the benefit of creditors, or (G) take any corporate action for the purpose of effecting any of the foregoing; or

               (ii) A case or other proceeding shall be commenced against any Credit Party in any court of competent jurisdiction seeking (A) relief under the Federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, or (B) the appointment of a trustee, receiver, custodian, liquidator or the like of such Credit Party of all or any substantial part of the assets, domestic or foreign, of such Credit Party or, and, in each case, such case or proceeding shall continue undismissed or unstayed for a period of 60 days, or an order granting the relief requested in such case or proceeding against such Credit Party (including, but not limited to, an order for relief under such Federal bankruptcy laws) shall be entered; or

          (g) (i) A judgment or order for the payment of money in an amount that
(A) individually, exceeds by $250,000.00 or (B) when aggregated with all other unpaid judgments outstanding against the Credit Parties, exceeds by $500,000.00, the amount of insurance coverage applicable thereto shall be entered against the Borrower by any court and (ii) either (A) such judgment or order shall continue undischarged and/or unbonded or unstayed for a period of 30 days or (B) enforcement proceedings shall have been commenced upon such judgment or order; or

          (h) Any Security Interest shall fail or cease to be fully perfected, enforceable in accordance with its terms, and prior to the rights of all third parties (except for the Permitted Liens) or any loss, theft, damage or destruction of any item or items of Collateral occurs which either (i) has or is reasonably likely to have a Material Adverse Effect or (ii) materially and adversely affects the operation of the Borrower's business and is not covered by insurance as required therein; or

          (i) Any material provision of any Loan Document, or any portion of any obligation for the payment of money under any Loan Document, shall fail or cease to be in full force and effect, or any Credit Party shall make any written statement or bring any action challenging the enforceability or binding effect of any of the Loan Documents or any of the Security Interests; or

          (j) The dissolution of the Borrower shall occur; or

          (k) Any Change of Control shall occur; or

          (l) The Borrower or any Subsidiary shall engage in any conduct or activity that is illegal or there shall be filed against any Credit Party any criminal action, suit or proceeding under any federal or state racketeering statute (including without limitation the Racketeer Influenced and Corrupt Organization Act of 1970), which action, suit or proceeding is not dismissed within 120 days and could result in a Material Adverse Effect; or

          (m) All or any part of the property of any Credit Party is nationalized, expropriated, seized or otherwise appropriated, or custody or control of such property or of any Credit Party shall be assumed by any Governmental Authority or any court of competent jurisdiction at the instance of any Governmental Authority and the same has or is reasonably likely to have a Material Adverse Effect, unless the same is being contested in good faith by proper proceedings diligently pursued and a stay of enforcement is in effect; or

          (n) The Borrower or any other Credit Party breaches any of the material terms or conditions of any agreement under which any Rate Hedging Obligation is created and such material breach continues beyond any applicable grace period, or any action is taken by the Borrower or any other Credit Party to discontinue (except with the consent of the Agent and NationsBank if it is a counterparty to such agreement) or assert the invalidity or unenforceability of any such agreement or Rate Hedging Obligation; or

          (o) There occurs any event which has or is reasonably likely to have a Material Adverse Effect in the sole opinion of the Agent.

     Section 8.02 Remedies Upon Event of Default. Upon and at any time after occurrence of any Event of Default (other than one specified in section 8.01(f)) involving the Borrower), the Agent may and, if requested to by the Required Banks, shall, do any or all of the following: (a) declare, in whole or, from time to time, in part, by notice to the Borrower, the principal of, interest on and any other components of the Obligations to be, and the same shall thereupon become, due and payable to the Banks and/or the Agent, and (b) terminate, in whole or, from time to time, in part, by notice to the Borrower, each Bank's Commitment. Upon the occurrence of an Event of Default specified in

Section 8.01(f) involving the Borrower, automatically and without any notice,
(a) the Obligations shall be due and payable in full and (b) each Bank's Commitment shall terminate. Presentment, demand, protest, and all notices of any kind (other than notices expressly provided for in this section 8) are hereby expressly waived. The remedies specified in this section 8.02 shall be in addition to and not in limitation of the remedies set forth elsewhere herein and in the other Loan Documents or provided by Applicable Law

     Section 8.03 Application of Funds After Default. Any funds received by the Banks or the Agent for the benefit of the Banks with respect to any Obligations after the Credit Termination Date, including proceeds of the Collateral, shall be applied as follows: (i) first, to reimburse to the Agent all unreimbursed costs and expenses paid or incurred by the Agent that are payable or reimbursable by the Borrower or any Subsidiary hereunder or under the Security Documents; (ii) second, to reimburse the Banks pro rata for any amounts due to the Banks under section 11.15; (iii) third, to reimburse to the Banks pro rata all unreimbursed costs and expenses paid or incurred by the Banks (including costs and expenses incurred by the Agent as a Bank that are not reimbursable as provided in the preceding clauses) that are payable or reimbursable by the Borrower or any Subsidiary hereunder; (iv) fourth, to the payment of accrued and unpaid fees due hereunder and all other amounts due hereunder (other than the Loans and interest accrued thereon); (v) fifth, to the payment of the Loans of each of the Banks and interest accrued thereon (which payments shall be pro rata to each of the Banks in accordance with the amount of the Loans outstanding) and to the payment (pari passu with the foregoing) of any Rate Hedging Obligations;
(vi) sixth, to the payment of the other obligations. Any remaining amounts shall be paid to the Borrower or such other Persons as shall be legally entitled thereto. Except as expressly provided otherwise herein, the Banks may apply, and reverse and reapply, payments and proceeds of the Collateral to the Obligations in such order and manner as the Banks determine in their absolute discretion.

Section 9. CHANGES IN CIRCUMSTANCES; YIELD MAINTENANCE; AND ILLEGALITY

     Section 9.01 Increased Costs or Reduced Returns. If, after the Agreement Date, any Regulatory Change, or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Governmental Authority, central bank or comparable agency:

          (a) subjects such Bank (or its Lending Office) to any Tax with respect to any LIBOR Rate Loans or its obligation to make LIBOR Rate Loans, or change the basis of taxation of any amounts payable to such Bank (or its Lending Office) under this Agreement in respect of any LIBOR Rate Loans (other than Taxes imposed on the overall net income of such Bank by the jurisdiction in which such Bank has its principal office of such Lending Office);

          (b) imposes, modifies, or deems applicable any reserve, special deposit, assessment, or similar requirement (other than the reserve requirement utilized in the determination of the Adjusted LIBOR Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Bank (or its Lending Office), including the Commitment of such Bank hereunder; or

          (c) imposes on such Bank (or its Lending Office) or the London interbank market any other material adverse condition affecting any of its material obligations or rights under this Agreement, its Commitment or its Notes or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Bank (or its Lending Office) of making, converting into, continuing, or maintaining any Loans or to reduce any sum received or receivable by such Bank (or its Lending Office) under this Agreement or its Note with respect to any Loans, then the Borrower shall pay to such Bank on demand such amount or amounts as will compensate such Bank for such increased cost of reduction. If any Bank requests compensation by the Borrower under this section 9.01, the Borrower may, by notice to such Bank (with a copy to the Agent) suspend the obligation of such Bank to make or continue Loans of the Type with respect to which such compensation is requested, or to convert Loans of any other Type into Loans of such Type, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of section 9.07 shall be applicable); provided, however, that such suspension shall not affect the right of such Bank to receive compensation so requested.

     Section 9.02 Capital Adequacy. If, after the Agreement Date, any Bank shall have determined that any Regulatory Change regarding, or any request or directive regarding, capital adequacy (whether or not having the force of law) of any Governmental Authority, central bank or comparable agency has or would have the effect of reducing the rate of return on the capital of such Bank or any corporation controlling such Bank as a consequence of such Bank's obligations hereunder to a level below that which such Bank or such corporation could have achieved but for such Regulatory Change, request or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction or, in the alternative, Borrower may elect to satisfy in full all of the Obligations and to terminate this Agreement, provided that Borrower pays to each Bank all amounts owed up to the date of termination.

     Section 9.03 Notice to Borrower. Each Bank shall promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to section 9.01 or section 9.02 and shall designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to it. Any Bank claiming compensation under section 9.01 or section 9.02 shall furnish to the Borrower and the Agent a reasonably detailed statement setting forth the additional amount or amounts to be paid to it hereunder and the calculation thereof which shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

     Section 9.04 Limitation on Types of Loans. If on or prior to the first day of any Interest Period for any LIBOR Rate Loan:

          (a) The Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the LIBOR Rate for such Interest Period; or

          (b) the Required Banks determine (which determination shall be conclusive) and notify the Agent that the LIBOR Rate will not adequately and fairly reflect the cost to the Banks of funding LIBOR Rate Loans for such Interest Period;

then the Agent shall give the Borrower prompt notice thereof, and so long as such condition remains in effect, the Banks shall be under no obligation to make additional LIBOR Rate Loans, continue LIBOR Rate Loans or convert Alternate Base Rate Loans to LIBOR Rate Loans, and the Borrower shall, on the last day of the then current Interior Period for each outstanding LIBOR Rate Loan either prepay such Loan or convert such Loan into an Alternate Base Rate Loan in accordance with the terms of this Agreement.

     Section 9.05 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Bank or its Lending Office to make, maintain, or fund LIBOR Rate Loans hereunder, then such Bank shall promptly notify the Borrower of that fact, and such Bank's obligation to make or continue LIBOR Rate Loans or convert Alternate Base Rate Loans into LIBOR Rate Loans shall be suspended until such time as such Bank may again make, maintain and fund LIBOR Rate Loans (in which case the provisions of section 9.07 shall be applicable).

     Section 9.06 Compensation. Upon the request of any Bank, the Borrower shall pay to such Bank such amount or amounts as shall be sufficient (in the reasonable determination of such Bank) to compensate it for any loss, cost or expense (including loss of anticipated profits) incurred by it as a result of:

          (a) any payment, prepayment or conversion of a LIBOR Rate Loan for any reason (including without limitation, the acceleration of the Loans pursuant to the terms hereof) on a date other than the last day of the Interest Period for such LIBOR Rate Loan; or

          (b) any failure by the Borrower for any reason to borrow, convert, continue or prepay a LIBOR Rate Loan on the date for such borrowing, conversion, continuation or prepayment specified in the relevant Borrowing Notice.

If a Bank claims compensation under this section 9.06, such Bank shall furnish a certificate to the Borrower that states the amount to be paid to it hereunder and includes a description of the method used by such Bank in calculating such amount. The Borrower shall have the burden of proving that the amount of any such compensation calculated by a Bank is not correct. Any compensation payable by the Borrower to a Bank under this section 9.06 shall be payable without regard to whether such Bank has funded its LIBOR Rate Loan through the purchase of deposits in any amount or of a maturity corresponding to the deposits used as a reference in determining the LIBOR Rate.

     Section 9.07 Treatment of Affected Loans. If the obligation of any Bank to make a LIBOR Rate Loan or to continue any LIBOR Rate Loan, or to convert any Alternate Base Rate Loan into a LIBOR Rate Loan is suspended pursuant to this section 9 (any such Loan being an "Affected Loan"), such Bank's Affected Loans shall be automatically and immediately be converted into Alternate Base Rate Loans on the last days of the then current Interest Periods therefor (or, in the case of a




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

conversion required by section 9.04, on such earlier date as such Bank may specify to the Borrower with a copy to the Agent) and, unless and until such Bank gives notice as provided below that the circumstances specified in section 9 that gave rise to such conversion no longer exist:

          (a) to the extent that such Bank's Affected Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to such Bank's Affected Loans shall continue to be made and applied as provided for herein; and

          (b) all Loans that would otherwise be made or continued by such Bank as LIBOR Rate Loans shall be made or continue instead as Alternate Base Rate Loans, and all Loans of such Bank that would otherwise be converted into LIBOR Rate Loans shall be converted instead into (or shall remain as) Alternate Base Rate Loans.

If such Bank gives notice to the Borrower (with a copy to the Agent) that the circumstances specified in section 9 that gave rise to the conversion of such Bank's Affected Loans pursuant to this section 9.07 no longer exist (which such Bank agrees to do promptly upon such circumstances ceasing to exist) at a time when Loans of the Type of the Affected Loans made by other Banks are outstanding, such Bank's Alternate Base Rate Loans shall be automatically converted, on the first day of the next succeeding Interest Period for such outstanding Loans of the Type of the Affected Loans, to the extent necessary so that, after giving effect thereto, all Loans held by Banks holding Loans of the Type of the Affected Loans and by such Bank are held pro rata (as to principal amounts, type of interest and Interest Periods) in accordance with their respective Commitments.

     Section 9.08 Taxes. (a) Any and all payments made by the Borrower hereunder or under any Note shall be made free and clear of and without deduction for any present or future Taxes. If the Borrower shall be required by law to deduct any Taxes from or in respect of any amount payable hereunder or under any Note, (i) the amount payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional amounts payable under this section 9.08) each Bank receives an amount equal to the amount such Bank would have received had no such deductions been made, (ii) the Borrower shall make such deductions, and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (b) In addition, the Borrower shall pay any present or future intangible or documentary stamp taxes or any other excise or property taxes, charges, or similar levies which arise from any payment made hereunder or under any Note or from the execution, delivery, or registration of, or otherwise with respect to, this Agreement, any Note or any Loan (hereinafter referred to as "Other Taxes").

          (c) The Borrower shall indemnify each Bank for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this section 9.08) paid by such Bank and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted and provided, however, that Bank has given the Borrower written notice of and an opportunity to contest same to the extent Borrower, within 10 business days of receipt of such written notice, advises such Bank in writing that Borrower reasonably believes that such Taxes and Other Taxes were not correctly or legally asserted and such Bank is provided currently therewith with adequate security to cover its liability if such Taxes or Other Taxes are ultimately determined to be due . Such indemnification shall be made within 10 Business Days from the date a Bank makes written demand therefor.

          (d) Within 30 days after the date of any payment of Taxes by the Borrower, the Borrower shall furnish to each Bank the original or a certified copy of a receipt evidencing such payment. If no Taxes are payable in respect of any such payment, the Borrower shall furnish to each Bank a certificate from each appropriate taxing authority or an opinion of counsel acceptable to such Bank, in either case stating that such payment is exempt from or not subject to Taxes.

          (e) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Borrower or the Agent (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower and the Agent with (i) Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which eliminates the withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Code), certifying that such Bank is entitled to an exemption from tax on payments pursuant to this Agreement or any of the other Loan Documents.

Section 10. THE AGENT

     Section 10.01 Appointment and Authorization. Each Bank hereby irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement, the Notes and the Security Documents as are delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder by or through its agents or employees.

     Section 10.02 Agent and Affiliates. NationsBank shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Agent, and NationsBank and its Affiliates may accept deposits from, lend money to, make investments in, provide services to and generally engage in any kind of business with the Borrower and the Subsidiaries as if it were not the Agent hereunder. The Agent and its Affiliates may accept fees and other consideration from any Credit Party or any of its Subsidiaries or Affiliates for services in connection with this Agreement or otherwise without having to account for the same to the Banks.





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

     Section 10.03 Action by Agent. The obligations of the Agent hereunder and under the Loan Documents are only those expressly set forth herein and therein. Without limiting the generality of the foregoing, the Agent may take any action with respect to any Default or Event of Default but shall not be required to except as expressly provided in section 8.02, section 10.09 or the Security Agreement. The Agent shall in all cases be fully protected in acting or in refraining from acting hereunder in accordance with the written instructions signed by the Required Banks and each such instruction and any action taken or any failure to act pursuant thereto shall be binding on all of the Banks and their successors and assigns. The Agent shall have no duty to exercise any right or power or remedy hereunder or to take any affirmative action hereunder unless directed to do so in writing by the Required Banks and unless it is first indemnified by the Banks to its satisfaction against any and all liability, costs and expenses which may be incurred by reason of taking such action.

     Section 10.04 Consultation with Experts. The Agent may consult with legal counsel (who may be counsel for the Borrower or any Guarantors), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

     Section 10.05 Liability of Agent. Neither the Agent nor any of its Affiliates, directors, officers, agents or employees shall be liable for taking or omitting to take any action in connection herewith (i) if it does so with the consent or at the request of the Required Banks or (ii) to the extent its doing so does not constitute its own gross negligence or willful misconduct. Neither the Agent, nor any of its Affiliates, directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify
(i) any statement, warranty or representation made in connection with this Agreement, any of the other Loan Documents or any Loan hereunder; (ii) the performance or observance of any of the covenants or agreements of any Credit Party; (iii) the satisfaction of any condition specified in section 3; (iv) the validity, effectiveness, enforceability, or genuineness of this Agreement, the Notes, the other Loan Documents or any other instrument or writing furnished in connection herewith or therewith; or (v) any negligence or misconduct of an agent or attorney-in-fact selected by the Agent with reasonable care. The Agent shall incur no liability by acting in reliance upon any notice, consent, certificate, statement or other writing (which may be a bank wire, telecopy or similar writing) believed by it to be genuine or to be signed by the proper party or parties. Neither the Agent, nor any of its Affiliates, directors, agents, officers or employees shall be a trustee or fiduciary for any Bank.

     Section 10.06 Indemnification. Each Bank shall, ratably in accordance with its Commitment, indemnify and hold harmless the Agent (to the extent it is not reimbursed by the Credit Parties) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except to the extent resulting from the Agent's own gross negligence or willful misconduct) that the Agent may suffer, incur or have asserted against it (including by any Bank) in connection with this Agreement or any action taken or omitted hereunder by the Agent.

     Section 10.07 Notification of Banks. Each Bank agrees to use its good faith efforts, upon becoming aware of anything which has or is reasonably likely to have a Material Adverse Effect on any Credit Party, to promptly notify the Agent thereof. The Agent shall promptly deliver to each Bank copies of every written notice, demand, report (including any financial report), or other writing



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

which the Agent gives to or receives from the Borrower and which itself (a) constitutes, or which contains information about, something that has or is reasonably likely to have a Material Adverse Effect on any Credit Party, or (b) is otherwise delivered to the Agent by the Borrower pursuant to the Loan Documents and is deemed material information by the Agent in its sole discretion. The Agent and its directors, officers, agents and employees shall have no liability to any Bank for failure to deliver any such item to such Bank unless the failure constitutes gross negligence or willful misconduct.

     Section 10.08 Credit Decisions. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and its own decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement. Except as expressly provided herein, the Agent shall have no duty to provide any Bank with any credit or other information with respect to any Credit Party.

     Section 10.09 Defaults. The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Agent has received written notice from a Bank or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default." In the event that the Agent receives such a notice of the occurrence of a Default or Event of Default, the Agent shall give prompt notice thereof to the Banks. The Agent shall (subject to section 10.03 hereof) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Banks, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

     Section 10.10 Successor Agent. The Agent may resign at any time by giving written notice thereof to the Banks and the Borrower. Upon any such resignation, the Required Banks shall be entitled to appoint a successor Agent, (which may be one of the Banks) which successor shall be a bank having a combined capital and surplus of at least $500,000,000 (or the equivalent in another currency). If no such successor shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent, may, on behalf of the Banks, appoint a successor meeting the requirements set forth in the immediately preceding sentence. Upon the acceptance of its appointment hereunder, such successor shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's or resignation hereunder, the provisions of this section 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent or acting as such.

     Section 10.11 Security Documents, Etc.

          (a) Each Bank hereby authorizes the Agent to enter into each of the Security Documents and to take all action contemplated thereby. All rights and remedies under the Security




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

Documents may be exercised by the Agent for the benefit of the Banks and the other beneficiaries thereof upon the terms thereof.

          (b) In each circumstance where, under any provision of any Security Document, the Agent shall have the right to grant or withhold any consent, exercise any remedy, make any determination or direct any action by the Agent under such Security Document, the Agent shall act in respect of such consent, exercise or remedies, determination or action, as the case may be, with consent of and at the direction of the Required Banks; provided, however, that no such consent of the Required Banks shall be required with respect to any consent, determination or other matter that is, in the Agent's reasonable judgment, ministerial or administrative in nature; and provided, further, that the Agent shall not expressly release all or substantially all the Collateral (except inventory (and related documents) sold by the Borrower in the ordinary course of business as expressly permitted by the Security Agreement) without the consent of the Required Banks.

     Section 10.12 Consent of Banks. In each circumstance where any consent of or direction from the Required Banks or all the Banks is required, the Agent shall request it by sending to the Banks a written notice setting forth a description in reasonable detail of the matter as to which consent or direction is required and such Agent's proposed course of action with respect thereto. In the event the Agent shall not have received a response from any Bank within two Business Days after receipt of such written notice, such Bank shall be deemed to have agreed to the course of action proposed by the Agent.

     Section 10.13 Determinations by Agent. Each determination by the Agent with regard to the subject matter of this Agreement within the Agent's purview shall, in the absence of manifest error, be conclusive and binding on all parties.

     Section 10.14 Administrative Fees. The Borrower agrees to pay to the Agent, for its individual account, an annual administrative fee as from time to time agreed to by the Borrower and the Agent in writing.

Section 11. MISCELLANEOUS

     Section 11.01  Notices.

          (a) Manner of Delivery. All notices and other communications under this Agreement, including but not limited to materials delivered pursuant to section 7, shall, except in those cases where a telephone notice is expressly permitted, be in writing (which shall include communications by telefax). All written notices and communications shall be sent by registered or certified mail, postage prepaid, return receipt requested, by prepaid telefax, reputable overnight courier, freight prepaid, or delivered by hand.

          (b) Addresses. All notices and other communications under this Agreement shall be given at the following respective addresses and telefax and telephone numbers and to the attention of the following Persons:

                (i)  If to the Borrower:

                     1505 N.W. 167th Street
                     Miami, Florida 33169
                     Attention:  Joseph E. Gillis,
                     Vice President and Treasurer

                     Telefax No.:   (305)  626-4652
                     Telephone No.: (305) 816-4828

                     With a copy to:

                     Bilzin Sumberg Dunn & Axelrod LLP
                     2500 First Union Financial Center
                     200 South Biscayne Boulevard
                     Miami, Florida 33131
                     Attention: Alan D. Axelrod, Esq.

                     Telefax No.:   (305) 374-7593
                     Telephone No.: (305) 374-7580

                (ii) If to the Agent:

                     NationsBank, N.A.
                     100 S.E. 2nd Street, 15th Floor
                     Miami, Florida 33131
                     Attention:  Mr. Charles E. Porter, Senior Vice President

                     Telefax No.:   (305)  533-2681
                     Telephone No.: (305) 533-2688

                     With a copy to:

                     Shutts & Bowen LLP
                     1500 Miami Center

                     201 South Biscayne Boulevard
                     Miami, Florida 33131
                     Attention: Joseph D.  Bolton, Esq.

                     Telefax No.:   (305) 381-9982
                     Telephone No.: (305) 358-6300

               (iii) if to the Banks, at their respective address and telefax and telephone numbers set forth on the signature pages hereto (as the same may be amended from time to time); or at such other address or telefax or telephone number or to the attention of such other person as the party to whom such information pertains may hereafter specify for the purpose in a notice to the other specifically captioned "Notice of Change of Address".

          (c) Effectiveness. Each notice and other communication under this Agreement shall be effective or deemed delivered or furnished (i) if given by mail, on the third Business Day after such communication is deposited in the mail, addressed as above provided, (ii) if given by telefax, when such communication is transmitted to the appropriate number determined as above provided in this section 11.01 and receipt is confirmed and (iii) if given by hand delivery or overnight courier, when left at the address of the addressee addressed as above provided, except that notices of a change of address, telefax or telephone number, and notices to the Agent shall not be effective, and materials furnished to the Banks pursuant to section 7 shall not be deemed furnished until received, and in the case of the Agent, such notices and materials shall not be deemed received until physically received by a responsible officer at the Agent's Office not later than noon (Miami time) on any day if such day is to count as a Business Day for the purpose of determining the adequacy of any notice to the Agent hereunder. Where expressly permitted by other provisions of this Agreement, notices may be by telephone, promptly confirmed in writing (which shall include communications by telefax). The failure to give written confirmation of any such notice shall not effect the validity thereof.

          (d) No Entitlement. No notice given to or demand made on the Borrower by the Agent or any Bank in any instance shall entitle the Borrower to notice or demand in any other instance.

     Section 11.02 Expenses. Whether or not any Loan is made hereunder, the Borrower shall, on demand, pay or reimburse the Banks and the Agent for (a) all documentary stamp, intangible and similar taxes, and all recording and filing fees, if any, payable in connection with, arising out of or in any way related to the negotiation, preparation, execution, delivery or performance of this Agreement, the other Loan Documents or the Loans, and (b) all reasonable out-of-pocket costs and expenses (including fees and disbursements of legal counsel and other experts) incurred, and all payments made in connection with, arising out of, or in any way related to (i) the negotiation, syndication, preparation, execution and delivery of (A) this Agreement and the other Loan Documents, and (B) (whether or not executed) any waiver, amendment or consent hereunder or thereunder, or hereto or thereto, (ii) the matters set forth in section 7.03(b)(iv) (for so long as there is no Default the Borrower shall be responsible to pay for expenses set forth in section 7.03(b)(iv) only up to three times each calendar year), (iii) the enforcement by the Banks or the Agent of any of their rights hereunder or any of the other Loan Documents, (iv) protecting, preserving, exercising or enforcing any of the rights of the Banks or the Agent hereunder or any of the other Loan Documents, (v) any claim asserted by any Person other than the Agent, Banks or any of the Credit Parties (whether asserted before or after the payment, performance and observance in full of the Borrower's Obligations hereunder and under the other Loan Documents) and the prosecution or defense thereof, in any way arising under, related to, or connected with, this Agreement, or any of the other Loan Documents or the relationship established hereunder, and (vi) any governmental investigation arising out of, relating to, or in any way connected with this Agreement or any of the other Loan Documents, provided that the foregoing obligations to pay expenses shall not be applicable to any cost incurred by any Bank or the Agent to the extent such cost is determined by a judgment of a



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

court that is binding on such Bank or the Agent (as the case may be), final and not subject to review on appeal, to be the result of acts or omissions of such Bank or the Agent (as the case may be), constituting gross negligence or willful misconduct or willful breach of this Agreement.

     Section 11.03 Banks' Right to Cure. The Banks may from time to time, in their absolute discretion, for the Borrower's account and at the Borrower's expense, pay (or, with the consent of the Required Banks, make Loans to pay) any amount or do any act required of the Borrower hereunder or requested by the Agent or the Required Banks to preserve, protect, maintain or enforce the Obligations, the Collateral or the Security Interests for the benefit of the Banks, and which the Borrower fails to pay or do, after five (5) days written notice from Agent, including payment of any judgment against the Borrower, insurance premium, taxes or assessments, warehouse charge, financing or processing charge, landlord's claim, and any other Security Interest upon or with respect to the Collateral. All payments that the Banks make pursuant to this section 11.03 and all out-of-pocket costs and expenses that the Banks pay or incur in connection with any action taken by them hereunder shall be a part of the Obligations, the repayment of which shall be secured by the Collateral. Any payment made or other action taken by the Banks pursuant to this section 11.03 shall be without prejudice to any right to assert an Event of Default hereunder and to pursue the Banks' other rights and remedies with respect thereto.

     Section 11.04 Rights Cumulative. The rights and remedies of the Banks and the Agent under this Agreement and the other Loan Documents shall be cumulative and not exclusive of nor limiting upon any rights or remedies that they would otherwise have, and no failure or delay by any Bank or the Agent in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or any other power or right. Every indemnification agreement made by the Borrower or the Banks herein shall survive repayment of the Obligations and the Agreement Termination Date.

     Section 11.05 Waivers; Amendments. Any term, covenant, agreement or condition of this Agreement may be amended in writing with the consent of the Borrower and the Required Banks, or compliance therewith may be waived in writing by the Required Banks, or by the Agent when authorized by the Required Banks, and in any such event, the failure to observe, perform or discharge any such covenant, condition or obligation (whether such amendment is executed or such consent or waiver is given before or after such failure) shall not be construed as a breach of such covenant, condition or obligation or a Default or an Event of Default, provided that no such amendment, consent or waiver shall:

          (a) affect the amount or extend the time of the Commitment of any Bank without the prior written consent of all the Banks;

          (b) except as expressly provided in section 2, alter the time or times of payment of the principal of or interest on any Loan held by a Bank or the rate of interest, commission or fees thereon or permit any subordination of the principal of or interest on any Obligation without the prior written consent of such Bank as to its interest in such Obligation;

          (c) alter any provision of section 9 to the detriment of any Bank without the prior written consent of all the Banks;

          (d) alter any provision requiring the ratable application of amounts received by the Agent in payment of, or for application on, indebtedness under this Agreement or under any of the Notes, or change the percentage required to authorize or direct the taking of any action under this Agreement, without the prior written consent of all the Banks;

          (e) alter the provisions of this section 11.05;

          (f) expressly release all or substantially all the Collateral except as contemplated by the Security Documents without the prior written consent of all the Banks;

          (g) expressly release any Guarantor from its obligations under its Guaranty without the prior written consent of all the Banks; or

          (h) change the definition of "Borrowing Base" without the prior written consent of all the Banks.

Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, the Banks may, without the Borrower's agreement, amend, among themselves, any provision of any Loan Document if the amendment has no adverse effect on the Borrower or any Guarantor.

     Section 11.06 Set-Off. Upon the occurrence and during the continuance of any Event of Default, the Agent and each Bank, and each of its branches and offices, is hereby authorized by the Borrower, at any time and from time to time, (i) to set off against, and to appropriate and apply to the payment of the Obligations (whether matured or unmatured, fixed or contingent or liquidated or unliquidated) any and all amounts owing by the Agent, or such Bank, or any such office or branch, to the Borrower (whether payable in Dollars or any other currency, whether matured or unmatured, and, in the case of deposits, whether general or special time or demand and however evidenced) and (ii) pending any such action, to the extent necessary, to hold such amounts as collateral to secure such Obligations and to return as unpaid for insufficient funds any and all checks and other items drawn against any deposits so held as such Bank in its sole discretion may elect.

     Section 11.07 Assignments and Participations by Banks.

          (a) Each Bank may assign to one of more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including without limitation all or a portion of its Loans, its Note and its Commitment); provided, however, that

               (i)  each such assignment shall be to an Eligible Assignee;

               (ii) except in the case of an assignment to another Bank or an assignment of all of a Bank's rights and obligations under this Agreement, any such partial assignment shall be in an amount at least equal to $1,000,000 or an integral multiple of $1,000,000 in excess thereof;

               (iii) each such assignment by a Bank shall be of a constant, and not varying, percentage of all of its rights and obligations under this Agreement and the Note; and

               (iv) the parties to such assignment shall execute and deliver to the Agent for its acceptance an Assignment and Acceptance in the form of Exhibit K, together with any Note subject to such assignment and a processing fee of $3,500.

If the Borrower's approval is required for a Person to become an Eligible Assignee, the Borrower shall not unreasonably withhold such approval and such approval shall be deemed given if it is not denied in writing by the Borrower within five Business Days after notice of the proposed assignment has been provided to it by the assigning Bank.

Upon execution, delivery and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights and benefits of a Bank hereunder and the assigning Bank shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. Upon the consummation of any assignment pursuant to this section 11.07, the assignor, the Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of Taxes in accordance with section 9.08(e).

          (b) The Agent shall maintain at the Agent's Office a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Banks and the Commitment of, and principal amount of the Loans owing to, each Bank from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Bank at any reasonable time and from time to time upon reasonable prior notice.

          (c) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially in the form of Exhibit K, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto and to the Borrower.

          (d) Each Bank may sell participations to one or more Persons in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and its Loans); provided, however, that (i) such Bank's obligations under this Agreement shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit (and be bound by the related covenants and conditions thereunder) of the yield protection provisions contained in section 9, and (iv) the Borrower shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement, and such Bank shall retain the sole right to enforce the obligations of the Borrower relating to it Loans and its Note and to approve any amendment, modification or waiver of any provision of this Agreement. When a Bank sells a participation, it shall pay to the Agent a processing fee of $3,500.

          (e) Notwithstanding any other provision set forth in this Agreement, any Bank may at any time assign and pledge all or any portion of its Loans and its Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Bank from its obligations hereunder.

          (f) Any Bank may furnish any information concerning the Borrower, any Subsidiary or the Collateral in the possession of such Bank from time to time to assignees and participants (including prospective assignees and participants).

     Section 11.08 Assignments by Borrower. The Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and all the Banks, and any such attempted assignment or transfer shall be null and void.

     Section 11.09 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by Applicable Law, the Borrower hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

     Section 11.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and permitted assigns.

     Section 11.11 Survival of Obligations. The termination of this Agreement shall not affect any rights of the Borrower, the Banks or the Agent or any obligation of the Borrower, the Banks or the Agent arising prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into or rights created or obligations incurred prior to such termination have been fully disposed of, concluded or liquidated and the Obligations arising prior to or after such termination have been irrevocably paid in full. The rights granted to the Agent for the benefit of the Banks under the Loan Documents shall continue in full force and effect, notwithstanding the termination of this Agreement, until all of the Obligations have been paid in full after the termination hereof (other than Obligations in the nature of continuing indemnities or expense reimbursement obligations not yet due and payable, which shall continue) or the Borrower has furnished the Banks and the Agent with an indemnification satisfactory to the Agent and each Bank with respect thereto. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until payment in full of the Obligations unless otherwise provided herein. Notwithstanding the foregoing, if after receipt of any payment of all or any part of the Obligations, any Bank is for any reason compelled to surrender such payment to any Person because such payment is determined to be void or voidable as a preference, impermissible set off, a diversion of trust funds or for any other reason, this Agreement shall continue in full force and the Borrower shall be liable to, and shall indemnify and hold the Agent or such Bank harmless for, the amount of such payment surrendered until the Agent or such Bank shall have been finally and irrevocably paid in full. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent or the Banks in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Agent or the Banks' rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

     Section 11.12 Change in Accounting Principles. If any Credit Party, at the end of its fiscal year and with the concurrence of its independent certified public accountants, changes the method of valuing the inventory of such Credit Party, or if any other changes in accounting principles from those used in the preparation of any of the Financial Statements are required by or result from the promulgation of principles, rules, regulations, guidelines, pronouncements or opinions by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or bodies with similar functions), and any of such changes result in a change in the method of calculation of, or affect the results of such calculation of, any of the financial covenants, standards or terms found herein, then the parties hereto agree to enter into and diligently pursue negotiations in order to amend such financial covenants, standards or terms so as to equitably reflect such changes, with the desired result that the criteria for evaluating the financial condition and results of operations of such Credit Party shall be the same after such changes as if such changes had not been made; provided, however, that until such changes are made, all financial covenants herein and all the provisions hereof which contemplate financial calculation hereunder shall remain in full force and effect.

     Section 11.13 Loan Records. The date and amount of all Loans and payments of amounts due from the Borrower under the Loan Documents will be recorded in the records that the Agent normally maintains for such types of transactions. The failure to record, or any error in recording, any of the foregoing shall not, however, affect the obligation of the Borrower to repay the Loans and other amounts payable under the Loan Documents. The Borrower shall have the burden of proving that such records are not correct. The Borrower agrees that the Agent's and any Bank's books and records showing the Obligations and the transactions pursuant to this Agreement shall be admissible in any action or proceeding arising therefrom, and shall constitute prima facie proof thereof, irrespective of whether any Obligation is also evidenced by a promissory note or other instrument.

     Section 11.14 Other Security and Guaranties. The Agent or any Bank may, without notice or demand and without affecting the Borrower's obligations hereunder, from time to time: (a) take from any Person and hold collateral (other than the Collateral) for the payment of all or any part of the Obligations and exchange, enforce and release such collateral or any part thereof; and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Security Interest in any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.

     Section 11.15 Currency Indemnity. If under any Applicable Law, whether as a result of a judgment against the Borrower or any other Credit Party or the liquidation of the Borrower or any other Credit Party, or for any other reason, any payment to (or for the benefit of) the Agent or any Bank under or in connection with the Loan Documents is made or is recovered in a currency other than that which it is required to be paid, then, to the extent that such payment (when converted at the rate of exchange on the date of payment) falls short of the amount unpaid under the Loan Documents, the Borrower shall as a separate and independent obligation fully indemnify the Agent and the Banks against the amount of the shortfall; and for the purposes of this section 11.15, "rate of exchange" means the rate at which the Agent or such Bank is able on the relevant date to purchase the currency in which the payment is required to be paid with the currency in which the payment is in fact made or recovered. This provision shall not be construed as a consent by the Agent or any Bank to payment in any currency other than the currency in which payment is required to be made under the applicable provisions of this Agreement and the other Loan Documents.

     Section 11.16 Negotiated Transaction. The Borrower, the Agent and each Bank represent each to the others that in the negotiation and drafting of this Agreement and the other Loan Documents they have been represented by and have relied upon the advice of counsel of their choice. The Borrower and the Agent affirm that their counsel have both had substantial roles in the drafting and negotiation of this Agreement and each Bank affirms that its counsel has participated in the drafting and negotiation of this Agreement; therefore, this Agreement will be deemed drafted by all of the Borrower, the Agent and the Banks, and the rule of construction to the effect that any ambiguities are to be resolved against the drafter will not be employed in the interpretation of this Agreement.

     Section 11.17 No Joint Venture. Nothing contained in any Loan Document shall be deemed or construed by the parties hereto or by any third person to create the relationship of principal and agent or of partnership or joint venture or of any association between the Banks and the Borrower other than the relationship of creditors and debtor.

     Section 11.18 Counterpart Facsimile Execution. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any Person thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party hereto, any facsimile or telecopy document shall be re-executed in original form by the Persons who executed the facsimile or telecopy document. No party hereto may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Agreement or any amendment or other document executed in compliance with this section 11.18.

     Section 11.19 Further Assurances; Power of Attorney. The Borrower agrees, upon the request of the Agent, to execute and deliver such further acts as such Agent may reasonably request in order to fully effectuate the purposes of any Loan Document. The Borrower hereby irrevocably appoints the Agent as its true and lawful attorney-in-fact (such appointment being coupled with an interest) with full power (in the name of the Borrower or otherwise), after the occurrence of an Event of Default, to execute and deliver such documents and do such acts as the Agent may reasonably deem necessary in order to fully effectuate the purposes of this Agreement.

     Section 11.20 No Representations Regarding Renewal. The Borrower acknowledges that neither the Agent nor any of the Banks has agreed with or represented to the Borrower that the credit facility created hereby will be renewed or extended past the Credit Termination Date or that any Loan will be made after the Credit Termination Date.

     Section 11.21 No Third Party Rights. This Agreement is solely for the benefit of the parties hereto and their respective successors and assigns, and no other Person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement.

     Section 11.22 Successors and Assigns. Subject to the provisions of section 11.07, all of the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. With respect to the Borrower's successors and assigns, such successors and assigns shall include any receiver, trustee or debtor-in-possession of or for the Borrower.

     Section 11.23 Indemnification; Limitation of Liability. The Borrower agrees to indemnify and hold harmless the Agent and each Bank and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities, costs and expenses (including without limitation reasonable attorneys' fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including without limitation in connection with any investigation, litigation, or proceeding or preparation of defense in connection therewith) the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loan or the manufacture, storage, transportation, release or disposal of any Hazardous Material on, from, over or affecting any of the Collateral or any of the assets, properties or operations of any Credit Party or any predecessor in interest, directly or indirectly, except to the extent such claim, damage, loss, liability, cost or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct or willful breach of this Agreement. In the case of an investigation, litigation or other proceeding to which the indemnity in this section 11.23 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. The Borrower agrees not to assert any claim against the Agent, any Bank, any of their Affiliates, or any of their respective directors, officers, employees, attorneys, agents and advisers, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Loan Documents, any of the transactions contemplated herein or therein or the actual or proposed use of the proceeds of the Loans. To the extent that any of the indemnities required from the Borrower under this Section 11.23 are unenforceable because they violate any Applicable Law or public policy, the Borrower shall pay the maximum amount which it is permitted to pay under Applicable Law.

     Section 11.24 No Other Agreements. There are no other agreements between the Agent, the Banks and the Borrower, oral or written, concerning the subject matter of the Loan Documents other than the Loan Documents themselves, and all prior agreements which do not constitute Loan Documents concerning the same subject matter, including any prior proposal or commitment letter, are merged into the Loan Documents and thereby extinguished.

     Section 11.25 Governing Law. This Agreement and the other Loan Documents shall be construed in accordance with, and governed by, the laws of the State of Florida without regard to any conflicts-of-law principle or rule that would give effect to the law or any other jurisdiction.

     Section 11.26 Judicial Proceedings. ANY JUDICIAL PROCEEDING BROUGHT AGAINST THE BORROWER WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF FLORIDA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER (A) ACCEPTS, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS AND ANY RELATED APPELLATE COURTS AND IRREVOCABLY AGREES (WITHOUT WAIVING ANY RIGHT TO APPEAL) TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND (B) IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY BANK TO BRING PROCEEDINGS AGAINST THE BORROWER OR ANY GUARANTOR OR WITH RESPECT TO THE COLLATERAL IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST ANY BANK OR THE AGENT INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE BROUGHT ONLY IN A COURT LOCATED IN MIAMI-DADE COUNTY IN THE STATE OF FLORIDA.

     Section 11.27 Waiver of Jury Trial. THE BORROWER, THE AGENT, AND EACH BANK HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING, ACTION OR COUNTERCLAIM TO WHICH ANY OF THEM ARE PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER AND WHETHER ARISING OR ASSERTED BEFORE OR AFTER THE AGREEMENT DATE OR BEFORE OR AFTER PAYMENT, OBSERVANCE AND PERFORMANCE IN FULL OF THE BORROWER'S OBLIGATIONS HEREUNDER OR THEREUNDER. THE BORROWER ACKNOWLEDGES THAT NO REPRESENTATIVE OF EITHER AGENT OR ANY BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT EITHER AGENT OR ANY BANK WOULD NOT, IN THE EVENT OF

SUCH PROCEEDING, ACTION OR COUNTERCLAIM, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. THIS section 11.27 IS A MATERIAL INDUCEMENT TO THE AGENTS AND THE BANKS TO ENTER INTO THIS AGREEMENT AND MAKE LOANS.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the day and year first written above.




                                   PRECISION RESPONSE CORPORATION,
                                   as the Borrower




                                    By: /s/ Joseph E. Gillis
                                       ----------------------------------------
                                       Name: Joseph E. Gillis
                                       Title: Vice President and Treasurer




                                    NATIONSBANK, N.A.,
                                    as the Agent



                                    By: /s/ Charles E. Porter
                                        ---------------------------------------
                                    Name: Charels E. Porter
                                    Title: Senior Vice President

                                   EXHIBIT A
                                   ---------

                     NOTICE OF APPOINTMENT (OR REVOCATION)
                          OF AUTHORIZED REPRESENTATIVE
                      ------------------------------------

     Reference is made to the Credit Agreement dated as of February 27, 1998 (the "Agreement") among Precision Response Corporation, a Florida corporation (the "Borrower"), the Banks (as defined in the Agreement) and NationsBank, N.A., as Agent for the Banks (the "Agent"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

     The Borrower hereby nominates, constitutes and appoints each individual named below as an Authorized Representative under the Loan Documents, and hereby represents and warrants that (i) set forth opposite each such individual's name is a true and correct statement of such individual's office (to which such individual has been duly elected and appointed), a genuine specimen signature of such individual and an address for the giving of notice, and (ii) each such individual has been duly authorized by the Borrower to act as Authorized Representative under the Loan Documents:

Name and Address                Office             Specimen Signature

-----------------------         -----------------  ----------------------------


-----------------------


-----------------------


-----------------------         ----------------- -----------------------------


-----------------------


-----------------------

The Borrower hereby revokes (effective upon receipt hereof by the Agent) the prior appointment of ________________________ as an Authorized Representative.

     Executed as of the ____ day of _____________________, 1998.



                                    PRECISION RESPONSE CORPORATION

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                   EXHIBIT B

Precision Response Corporation
Borrowing Base Certificate
NationsBank, N.A., Agent                                   Report Date:_________

--------------------------------------------------------------------------------

Eligible Ordinary Accounts per accounts receivable aging                        _______________

Eligible Exchange Accounts                                                      _______________

  Subtotal                                                                      $           --
                                                                                _______________
Less Adjustments:

a) Accounts requiring 3rd party verification                                    _______________
b) (N/A - Eligible Exchange and Eligible Unbilled Accounts)
c) Customer deposits (and credits if not reflected in aging amount above).      _______________
d) Principal place of business outside of U.S. and Canada (except Quebec),
    excluding British Airways                                                   _______________
e) Account debtor's credit rating unsatisfactory to Agent                       _______________
f) Account debtor is an Affiliate, director, officer, agent or employee of PRC  _______________
g) Under 90 day balances for accounts whose aggregate balance is more
    than 50% over 90 days other than reporting based services                   _______________
h) Unresolved disputes                                                          _______________
i) Accounts evidenced by instrument or chattel paper not in Agent's
    possession                                                                  _______________
j) Accounts in which Agent does not have valid, 1st priority,
    perfected interest                                                          _______________
k) Accounts subject to any lien except those in favor of Agent                  _______________
l) Accounts owed by Account Debtor which is subject to bankruptcy, etc.         _______________
m) Aggregate amount of account exceeds 20% of PRC's aggregate accounts          _______________
    receivable  (except AT&T and AmeriTech)
n) AT&T and/or AmeriTech to the extent either, individually, exceeds 40%
    of PRC's aggregate accounts receivable                                       _______________
o) Accounts where obligation is conditional or subject to repurchase, etc.      _______________
p) Accounts over 90 days other than reporting based services                    _______________

  Total Adjustments                                                             $            --
                                                                                _______________
Total Ordinary and Eligible Exchange Accounts, as adjusted                  (1)                     $            --
                                                                                                    _______________
Eligible Unbilled Accounts before limitation                                (2) _______________

20% Limitation of Eligible Unbilled Accounts
Maximum borrowing base ((1) divided by 0.8))                                (3) $            --
                                                                                _______________
Limitation ((3) less (1))                                                   (4) $            --
                                                                                _______________
Adjusted Eligible Unbilled Accounts (lesser of (2) or (4))                                          $
                                                                                                    _______________
Total Eligible Ordinary, Exchange & Unbilled Accounts                                               $
                                                                                                    _______________
Less total amount owed by PRC to account debtors                                                    _______________

Eligible Accounts Amount                                                    (5)                     $
                                                                                                    ===============
Borrowing Base ((5) X 80%)                                                                          $
                                                                                                    ===============



                                   EXHIBIT C

                                BORROWING NOTICE

To:  NationsBank, N.A., as Agent
     100 S.E. 2nd Street, 15th Floor
     Miami, Florida 33131
     Attention:  Agency Services
     Telefax:  (305) 533-2681

     Reference is made to the Credit Agreement dated as of March 2, 1998 (the "Agreement") among Precision Response Corporation (the " Borrower"), the Banks (as defined in the Agreement), and NationsBank, N.A., as Agent for the Banks (the "Agent'). Capitalized terms used but not defined herein shall have the meanings therefor set forth in the Agreement.

     The Borrower through its Authorized Representative hereby gives notice to the Agent that Loans of the type and amount set forth below be made on the date indicated:


Type of Borrowing                                       Aggregate Amount
(check one)                    Interest Period (1)      of Borrowing (2)         Date of Borrowing
-----------------              ------------------       ----------------         -----------------
Alternate Base
Rate Loans                      ______________           _______________          ______________(3)

LIBOR Rate
Loans                           ______________           _______________          ______________(4)


(1) For any Borrowing of LIBOR Rate Loans, one, two or three months.
(2) Must be $1,000,000.00 in the case of an Alternate Base Rate Loan and $2,000,000.00 in the case of a Libor Rate Loan or if greater an integral multiple of $100,000.00.
(3) At least three (3) Business Days later.

     The Borrower hereby requests that the proceeds of Loans described in this Notice of Borrowing be made available to the Borrower as follows: ______________

-------------------------------------------------------------------------------
[insert transmittal instructions]

     The undersigned hereby certifies that:

     1. No Default or Event of Default exists either now or after giving effect to the borrowing described herein; and

     2. All the representations and warranties set forth in section4 of the Agreement and in the Loan Documents (other than those expressly stated to refer to a particular date) are true and correct as of the date hereof.

     3. All conditions contained in the Agreement to the making of any Loans requested hereby have been satisfied in full.




                                    PRECISION RESPONSE CORPORATION

                                    By:
                                       ----------------------------------------
                                       Authorized Representative



                                   Date:
                                        ---------------------------------------

                                    EXHIBIT D

                                 REVOLVING NOTE

$__________                                         _______________, 1998

        FOR VALUE RECEIVED, the undersigned PRECISION RESPONSE CORPORATION, a Florida corporation, (the "Borrower") hereby absolutely and unconditionally promises to pay to the order of ____________________________ (the "Bank") at the offices of NATIONSBANK, N.A., as Agent for the Banks (the "Agent") at 100 S.E. 2nd Street, 15th Floor, Miami, Florida 33131 (or such other place as the Agent may designate in writing):

     a. On March 2, 2001, the principal amount of ________________________ and no/100 Dollars ($__________) or, if less, the aggregate unpaid principal amount of Loans advanced pursuant to the Credit Agreement, dated as of March 2, 1998, by and among the Borrower, the Bank, the Agent, and certain other banks or financial institutions (as amended, modified, supplemented or restated and in effect from time to time, the "Credit Agreement"); and

     b. Interest on the principal balance hereof from time to time outstanding from the date hereof through and including the date on which such principal amount is paid in full, at the times and at the rates provided in the Credit Agreement.

        This Note evidences Loans made by the Bank under, and has been issued by the Borrowers in accordance with the terms of, the Credit Agreement and is one of the Notes referred to therein. The Bank and any holder hereof is entitled to the benefits of the Credit Agreement (and the Security Documents and Guaranties referred to therein) and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the remedies provided for thereby or otherwise available in respect thereof, all in accordance with the terms thereof. This Note is secured by the Security Agreement described in the Credit Agreement. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

        The Borrower has the right in certain circumstances and the obligation under certain other circumstances to repay or prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

        If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

        No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

        Except as specifically provided in the Credit Agreement, the Borrower and every endorser and guarantor of this Note or the obligation represented hereby waive all requirements of diligence in collection, presentation, demand, notice, protest, notice of intent to accelerate, notice of acceleration, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

        This Note shall be construed in accordance with, and governed by, the laws of the State of Florida, without regard to any conflicts-of-law rule or principle that would give effect to the law of any other jurisdiction.

        THE BORROWER AND (BY ACCEPTANCE HEREOF) THE BANK EACH WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING HEREUNDER OR RELATING HERETO.

        IN WITNESS WHEREOF, the Borrower has caused this Note to be signed under seal by its duly authorized officer as of the date first set forth above.

                                 PRECISION RESPONSE CORPORATION



                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------



MIA95 189506.2 - LJN(3)

                                   EXHIBIT E

                               SECURITY AGREEMENT

                           Dated as of March 2, 1998

     This SECURITY AGREEMENT ("this Agreement") is made as of the date set forth above by PRECISION RESPONSE CORPORATION, a Florida corporation having an address at 1505 N.W. 167 Street, Miami, Florida 33169, (the "Grantor"), in favor of NATIONSBANK, N.A., a national banking association having an office at 100 S.E. 2nd Street, 15th Floor, Miami, Florida 33131 (the "Agent"), as Agent under the Credit Agreement referred to below for the benefit of the banks now or hereafter signatory thereto (the "Banks").

                                   BACKGROUND

     A. The Grantor, the Agent and the Banks are parties to a Credit Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement", and the capitalized terms used but not otherwise defined herein being used herein as therein defined).

     B. It is a condition precedent to the Banks' making any Loans under the Credit Agreement that the Grantor shall have executed and delivered to the Agent this Agreement.

                                   AGREEMENTS

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged) and in order to induce the Banks to make Loans, the Grantor hereby agrees as follows:

     Section 1. Grant of Security Interest. The Grantor hereby assigns and pledges to the Agent for the benefit of the Banks, and hereby grants to the Agent for the benefit of the Banks a security interest in, all of the Grantor's right, title and interest in and to the following, in all cases whether now or hereafter existing and whether now owned or hereafter acquired (the "Collateral"):

     (a) All inventory in all of its forms, wherever located, (including, but not limited to, (i) all raw materials and work in process therefor, all finished goods thereof, and all materials used or consumed in the production thereof, (ii) all goods in which the Grantor has a joint or other interest or right of any kind (including, without limitation, goods in which the Grantor has an interest or right as consignee), and
          (iii)
          all goods which are returned to or repossessed by the Grantor), and all accessions thereto, products thereof and documents therefor (collectively, the "Inventory");

     (b) All accounts, all chattel paper, all documents, all general intangibles, all contract rights, all letters of credit and all other obligations and rights of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services (collectively, the "Receivables"), and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any of the foregoing (collectively, the "Related Contracts");

     (c) All notes, trade acceptances and other instruments (collectively, the "Instruments");

     (d) All equipment, machines, motor vehicles, furnishings and fixtures, all parts thereof, all accessories thereto and all replacements thereof excluding the equipment listed in Schedule C (collectively, the "Equipment");

     (e) All trademarks, trademark licenses, trade names, service marks, logos, patents, and copyrights and the goodwill symbolized by any of the foregoing (collectively, the "Marks" );

     (f) All books, records, programs and software relating to any of the foregoing Collateral;

     (g)  All other tangible or intangible personal property; and

     (h) All cash and non-cash proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in clauses (a), (b), (c), (d), (e),
          (f) and (g) of this section1) and, to the extent not otherwise included, all payments under insurance (whether or not the Agent or any Bank is the loss payee thereof), or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

     Section 2. Security for Obligations. This Agreement secures the payment of all obligations and liabilities of the Grantor to the Banks or the Agent arising under the Credit Agreement and the Notes referred to therein, whether for principal, interest, fees, expenses or otherwise, whether now or hereafter existing or arising, whether direct or indirect, whether absolute or contingent, whether joint or several and whether acquired directly or by assignment, (including without limitation the Obligations) and all Rate Hedging Obligations (all such obligations and liabilities referred to in this section2 being the "Obligations").

     Section 3. Grantor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to which the Grantor is a party to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and neither the Agent nor any Bank shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Agent or any Bank be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     Section 4. Representations and Warranties. The Grantor represents and warrants (and, as long as any of the Obligations are unpaid or the Credit Agreement is in effect, shall be deemed continuously to do so) as follows:

     (a) All of the Inventory of the Grantor that is not in transit is located at one of the addresses set forth in Schedule A hereto (or at such other address in the United States of America as Guarantor shall advise Agent in writing at least 10 Business Days prior to any of the Inventory being relocated at such address, subject to Borrower executing and delivering to Agent a UCC-1 financing statement for the new jurisdiction). As of the date hereof, the chief place of business and chief executive office of the Grantor is the address for the Grantor set forth at the head of this Agreement, and the office where the Grantor keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, is located there.

     (b) None of the Receivables is evidenced by a promissory note or other instrument except such instruments as have been delivered and endorsed to the Agent, and all of the Receivables consisting of accounts that arose out of bona fide sales of goods that have been delivered by the Grantor or services that have been performed by it.

     (c) The Grantor owns all the Collateral free and clear of any lien, security interest, charge or encumbrance except the security interests created hereby and those liens and security interests permitted under the Credit Agreement (including those disclosed in Section 6.07 of the Credit Agreement). No effective financing statement, debenture or other instrument similar in effect covering all or any part of the Collateral owned by the Grantor is on file in any recording office except such as may have been filed in favor of the Agent relating to this Agreement or with respect to those security interests permitted under the Credit Agreement (including those disclosed in Section 6.07 of the Credit Agreement.

     (d) As of the date hereof, the Grantor has no trade name and has never had, nor done business under, another name.

     (e) The Grantor has exclusive possession and control of the Inventory and Equipment.

     (f) This Agreement creates a valid and perfected first priority security interest in the Collateral owned by the Grantor securing the payment of the Obligations to the Agent for the benefit of the Banks, and all filings and any other actions necessary or desirable to perfect and protect such security interest have been duly taken except a UCC-1 financing statement to be filed with the Secretary of State of Florida.

     (g) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Grantor or (ii) for the perfection of or the exercise by the Agent of its rights and remedies hereunder except a UCC-1 financing statement to be filed with the Secretary of State of Florida.

     (h) The Grantor has received adequate consideration and reasonably equivalent value for entering into this Agreement and, in any event, will not be rendered insolvent by it or left with unreasonably small capital to conduct its businesses.

     Section 5. Further Assurances.

     (a) The Grantor agrees that from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, the Grantor shall, upon reasonable notification by the Agent: (i) mark conspicuously each document included in the Inventory and each chattel paper included in the Receivables and each Related Contract and, at the request of the Agent, each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to the Agent, indicating that such document, chattel paper, Related Contract or other Collateral is subject to the security interest granted hereby; (ii) if any Receivable shall be evidenced by a promissory note, other instrument or chattel paper, deliver and pledge to the Agent hereunder such note, instrument or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent; and
          (iii) execute and file such financing or continuation statements (or amendments thereto), notices of lien, debentures and other instruments or notices, as may be necessary or desirable, or as the Agent may request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

     (b) The Grantor hereby authorizes the Agent to file one or more financing or continuation statements (and amendments thereto) and notices of Liens and make such other filings and registrations relative to all or any part of the Collateral owned by the Grantor without the signature of the Grantor where permitted or not prohibited by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement.

     (c) The Grantor shall furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in a form and with a degree of detail satisfactory to the Agent.

     Section 6. Certain Covenants as to Inventory. Until the Agreement Termination Date, the Grantor shall:

     (a) Keep the Inventory owned by it at one of the places therefor specified in Schedule A hereto unless it advises Agent that any of such Inventory will be moved to another location in the United States of America at least 10 Business Days prior to its relocation and executes appropriate UCC-1 financing statements for the new jurisdiction;

     (b) Keep the Inventory in good condition, in compliance in all material respects with all government requirements for its sale, and generally saleable in the ordinary course of such Grantor's business;

     (c) Pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Inventory, except to the extent the validity thereof is being contested in good faith and without jeopardizing the value of the Inventory as security hereunder;

     (d) Permit the Agent and its agents to make inspections and audits of the Inventory when and as often as the Bank considers necessary or desirable; and

     (e) Not sell any Inventory except in the ordinary course of its business substantially in the same manner as now conducted and in accordance with Applicable Law.

     Section 7. Certain Covenants as to Receivables. Until the Agreement Termination Date:

     (a) Subject to providing Agent with 30 Days prior written notice as to any change within the United States of America, and subject to execution by the Grantor and delivery to Agent of UCC-1 financing statements for the new jurisdiction, the Grantor shall keep its chief place of business and chief executive office at the office specified at the head of this Agreement and shall keep its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables there. The Grantor shall hold and preserve such records and chattel paper and shall permit representatives or agents of the Agent or any Bank at any reasonable time during normal business hours to inspect and make abstracts from such records and chattel paper, to test the Receivables and after an Event of Default to make inquiries of and give notice of the security interests created hereby to the obligors of the Receivables.

     (b) Except as otherwise provided in this section 7(b), the Grantor shall continue to collect, at its own expense, all amounts due or to become due under the Receivables. In connection with such collections, the Grantor may take (and, after an Event of Default at the Agent's direction, shall take) such action as the Grantor or the Agent may deem necessary or advisable to enforce collection of the Receivables; provided, however, that the Agent shall have the right, at any time after the occurrence of an Event of Default, regardless of whether the Obligations have been accelerated, upon written notice to the Grantor of its intention to do so, to notify the account debtors or obligors under any or all of the Receivables of the assignment of such Receivables to the Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due thereunder directly to the Agent and, upon such notification and at the expense of the Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. After receipt by the Grantor of the notice from the Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by the Grantor in respect of the Receivables shall be received in trust for the benefit of the Agent hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary indorsement) to be held by the Agent as cash collateral and applied as provided by section 15(b), and (ii)the Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon that is material or outside the ordinary course of the Grantor's business. No account party or obligor under a Receivable shall have any duty to inquire whether a Default or an Event of Default has occurred before making payments directly to the Agent. After the occurrence of an Event of Default, the Agent may settle or adjust disputes and claims directly with the obligors of the Receivables for amounts and on terms which the Agent considers advisable and in all such cases only the net amounts received by the Agent in payment of such amounts (after deduction of any amounts payable under section 16) need be applied to the Obligations. Upon the occurrence of an Event of Default the Grantor shall fully cooperate with the Agent's efforts to collect the Receivables including notifying and instructing the parties obligated on them to make payment to the Agent rather than the Grantor.

     (c) The Grantor shall comply fully with its obligations under any agreements included in the Receivables or Related Contracts and shall refrain from any act or omission that would interfere with, or in any manner prevent, the Agent's or the Banks' obtaining the full benefits of any of the Receivables and Related Contracts.

     Section 8. Certain Covenants as to Equipment. Until the Agreement Termination Date:

     (a) The Grantor shall keep the Equipment owned by it at the addresses for the Grantor specified in Schedule A hereto unless notice of any change to a new address in the United States of America is provided to Agent at least 30 Days prior to the relocation of any such Equipment, and provided Grantor executes and delivers to Agent a UCC- 1 financing statement for the new jurisdiction;

     (b) The Grantor shall not sell or otherwise dispose of any of the Equipment except as otherwise permitted in Section 6.08 of the Credit Agreement;

     (c) The Grantor shall cause the Equipment owned by it to be maintained and preserved in all material respects in the same condition, repair and working order as when new, ordinary wear and tear and casualty excepted, and in accordance with any manufacturer's manual, and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end and then required for the conduct of its business as presently conducted, and shall promptly furnish to the Agent a statement respecting any loss or damage to any material portions of the Equipment;

     (d) The Grantor shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all material claims (including claims for labor, materials and supplies) against, the Equipment except to the extent the validity thereof is being contested in good faith and without jeopardizing the value of the Equipment as security hereunder.

     Section 9. Certain Covenants as to Instruments and Buyer Letters of Credit. Until the Agreement Termination Date:

     (a) The Grantor shall deliver to the Agent each Instrument held by it and each letter of credit (and each advice or confirmation of such a letter of credit) of which it is the beneficiary (a "Buyer Letter of Credit"), with whatever endorsements and instruments of transfer the Agent requires, to be held by the Agent as long as this Agreement is in effect. For purposes of perfecting the Agent's security interest therein, possession of an Instrument or a Buyer Letter of Credit by an agent or correspondent of the Agent shall constitute possession thereof by the Agent and any possession thereof by the Grantor shall be construed as possession by a custodial agent for the Agent. The Grantor shall, with respect to each Buyer Letter of Credit do whichever one or more of the following is requested by the Agent from time to time: (i) notify the issuer of (and any negotiating or paying bank for) such Buyer Letter of Credit to make payment thereof to the Agent and procure the consent and agreement of such issuer (and negotiating bank) to do so; (ii) require such Buyer Letter of Credit to be transferrable and to transfer the same to the Agent; and/or (iii) whatever else the Agent may require to afford it the full benefit of such Buyer Letters of Credit. After an Event of Default the Grantor hereby irrevocably authorizes the Agent to deposit into a cash collateral account any amounts received by the Agent with respect to any Buyer Letter of Credit of which the Grantor is the beneficiary (whether as the collecting or presenting bank or otherwise) or paid out by the Agent as the negotiating or paying bank therefor.

     (b) The Agent is hereby irrevocably authorized (but not in any manner obligated), in its sole discretion, after an Event of Default shall have occurred, to collect any and all Instruments and Buyer Letters of Credit and to apply the proceeds thereof against any of the Obligations (whether or not then due). Nothing in this Agreement shall impose on the Agent any greater responsibility with respect to any Instruments or Buyer Letters of Credit than it would have under the International Chamber of Commerce Uniform Rules for Collections, as modified by Agent's standard agreement, if any, regarding documentary collections. The assignments and authorizations contained in this section 9 (or elsewhere herein) shall not in any way release the Grantor of its obligations to pay the Obligations in full, and the Grantor shall be fully liable for any deficiencies. After an Event of Default, the Grantor shall fully cooperate with the Agent's efforts to collect the Instruments and Buyer Letters of Credit including notifying and instructing the parties obligated on them to make payment to the Agent rather than the Grantor and obtaining their consent to doing so.

     (c) Nothing in this section 9 shall be construed or operate so as to impose any obligation or duties on the Agent or any Bank. The powers conferred on the Agent hereunder or solely to protect its interest in the Instruments and the Buyer Letters of Credit and shall not impose any duty on it to exercise any such powers, except to use reasonable care in the custody of any Instruments and Buyer Letters of Credit which the Agent has physical possession of itself (as distinguished, for instance, from possession through a custodian or agent) and accounting for monies actually received by it hereunder (as distinguished, for instance, for monies received by a custodian or agent but not remitted to the Agent). Without limiting the generality of the foregoing, the Agent shall not have liability to the Grantor in connection with any misfeasance, malfeasance or negligence on the part of any institutional custodian or agent whom the Agent has selected in good faith, and no payment shall be considered to have been received by the Agent merely by virtue of its having been received by such a custodian or agent.

 (d) After an Event of Default, the Grantor shall not release any party liable under an Instrument or Buyer Letter of Credit or do or agree to do anything that would impair any Instrument's or Buyer Letter of Credit's value as security hereunder.

     Section 10. Certain Covenants as to Marks. Until the Agreement Termination
Date:

     (a) As of the date hereof, the Grantor represents and warrants that it is the true and lawful owner or licensee of the Marks listed in Schedule B hereto and that those Marks constitute all the Marks registered in the United States Patent and Trademark Office that the Grantor now owns or uses in connection with its business. As of the date hereof, the Grantor represents and warrants that it owns or is licensed to use all Marks that it uses. As of the date hereof, the Grantor further represents and warrants that it is aware of no third party claim that any aspect of the Grantor's present or contemplated business operations infringes or will infringe in any material respect any Mark.

     (b) The Grantor shall not divest itself of any right under a Mark without the prior written consent of the Agent unless such Mark is no longer necessary for its operations in any material respect.

     (c) The Grantor, promptly upon learning thereof, shall notify the Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who may be infringing or otherwise violating in any material respect any of the Grantor's rights in and to any significant Mark, or with respect to any party claiming that the Grantor's use of any significant Mark violates in any material respect any property right of that party. The Grantor shall, unless otherwise directed by the Agent, diligently prosecute any person materially infringing any significant Mark to the extent such infringement would have a Material Adverse Effect.

     (d) The Grantor shall use its significant Marks in interstate commerce during the time in which this Assignment is in effect, sufficiently to preserve such Marks as trademarks or service marks registered under the laws of the United States (unless such Mark is no longer necessary for its operations in any material respect).

     (e) The Grantor shall, at its own expense, diligently process all documents required by the Trademark Act of 1946, 15 U.S.C.
          section 1051 et seq. to maintain trademark registration material to its business or operations, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its Marks pursuant to 15 U.S.C. sections 1058(a), 1059 and 1065, shall pay all fees and disbursements in connection therewith, and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Required Banks. The Grantor shall notify the Agent six months prior to the dates on which the affidavits of use or the applications for renewal registration are due that the affidavit of use or the renewal is being processed.

     (f) If any Mark registration issues hereafter to the Grantor as a result of any application now or hereafter pending before the United States Patent and Trademark Office, within 30 days of receipt of such certificate, the Grantor shall deliver a copy of such certificate, and a grant of security in such mark to the Agent, confirming the grant thereof hereunder, in form and substance satisfactory to the Agent.

     (g) If an Event of Default shall occur and the due date of the Obligations shall have been accelerated, the Agent, by written notice to the Grantor, may take any or all of the following actions: (i) declare the entire right, title and interest of the Grantor in and to each of the Marks, together with all trademark rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest, in the Agent for the benefit of the Banks, in which case the Grantor agrees to execute an assignment, in form and substance satisfactory to the Agent, of all its rights, title and interest in and to the Marks to the Agent for the benefit of the Banks; (ii) take and use or sell the Marks and the goodwill of the Grantor's business symbolized by the Marks and the right to carry on the business and use the assets of the Grantor in connection with which the Marks have been used; and (iii) direct the Grantor to refrain, in which event the Grantor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and, if requested by the Agent, change the Grantor's corporate name to eliminate therefrom any use of any Mark and execute such request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office to the Agent.

     Section 11. Insurance.

     (a) The Grantor shall, at its own expense, maintain insurance with respect to the Inventory and the Equipment in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to the Agent from time to time. Each policy for property damage insurance shall provide for all losses (except for losses of less than $2,000,000.00 per occurrence) to be paid directly to the Agent. Each such policy shall in addition (i) name the Grantor and the Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Agent) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder (subject to the preceding sentence) shall be payable to the Agent notwithstanding any action, inaction or breach of representation or warranty by the Grantor, (iii) provide that there shall be no recourse against the Agent for payment of premiums or other amounts with respect thereto and (iv) provide that at least ten days' prior written notice of cancellation or of lapse shall be given to the Agent by the insurer. The Grantor shall, if so requested by the Agent, deliver to the Agent original or duplicate policies of such insurance and, as often as the Agent may reasonably request a report of reputable insurance broker with respect to such insurance. Further, the Grantor shall, at the request of the Agent, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of this section 11 and cause the respective insurers to acknowledge notice of such assignment.

     (b) Reimbursement under any liability insurance maintained by the Grantor pursuant to this section 11 may be paid directly to the person who shall have incurred liability covered by such insurance. In case of any loss involving damage or Equipment or Inventory when subsection
          (c) of this section 11 is not applicable, the Grantor shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by the Grantor pursuant to this section 11 shall be paid to the Grantor as reimbursement for the costs of such repairs or replacements.

     (c) Upon (i) the occurrence and during the continuance of any Event of Default, or (ii) the actual or constructive total loss (in excess of $2,000,000.00, per occurrence) of any Inventory or Equipment, all insurance payments in respect of such Inventory or Equipment shall be paid to and applied by the Agent as specified in section 15(b).

     Section 12. Agent Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Agent the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor, the Agent or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

     (a) to obtain and adjust insurance required to be paid to the Agent pursuant to section 11,

     (b) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

     (c) to receive, indorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, and

     (d) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Grantor or the Agent with respect to any of the Collateral.

     Section 13. Agent May Perform. If the Grantor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Grantor under section 16(b). The Grantor assumes all liability and responsibility in connection with the Collateral, and the liability of the Grantor to pay the Obligations shall not be diminished or otherwise affected by reason of any Collateral being uncollectible, lost, destroyed, stolen, damaged or otherwise unavailable for any reason.

     Section 14. The Agent's Duties. The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     Section 15. Remedies. If any Event of Default shall have occurred:

     (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Florida (the "Code") (whether or not the Code applies to the affected Collateral) and also may (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or else where, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Grantor agrees that with respect to Inventory and Equipment and Marks at least 10 days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute fair and reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (b) All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent in a cash collateral or suspense account (or otherwise) as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to section 16) in whole or in part by the Agent against, all or any part of the Obligations in such order as the Agent shall elect (subject, however, to section 8.03 of the Credit Agreement). The Grantor shall be fully liable for any deficiency.

     (c) The Agent and the Banks shall not be liable to the Borrower as a result of any commercially reasonable possession, repossession, collection or sale by the Agent of the Collateral; and the Borrower hereby waives the benefit of all valuation, appraisal and exemption laws. If the Agent seeks to take possession of any of the Collateral after an Event of Default by replevin or other court process, the Borrower hereby irrevocably waives (i) the posting of any bonds, surety and security relating thereto required by any statute, court rule or otherwise as an incident to such possession, (ii) any demand for possession of the Collateral prior to the commencement of any suit or action to recover possession thereof, (iii) any requirement that the Agent retain possession and not dispose of any Collateral subject to Agent otherwise complying with applicable law, and (iv) to the extent permitted by Applicable Law, all right to notice and hearing prior to the exercise by the Agent of the Agent's right to repossess the Collateral without judicial process or to replevy, attach or levy upon the Collateral without notice or hearing. The Agent shall have no obligation to preserve rights to the Collateral or to marshall any of the Collateral for the benefit of any Person.

     (d) The Borrower hereby irrevocably waives the right to direct the application of payments and proceeds of the Collateral.

     (e) The Agent's and the Banks' rights and remedies provided in this Agreement are in addition to, and not exclusive of, whatever rights and remedies they have under the other Loan Documents or Applicable Law.

     Section 16. Indemnity and Expenses.

     (a) The Grantor shall indemnify the Agent and hold it harmless from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Agent's gross negligence or willful misconduct.

     (b) The Grantor shall upon demand pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Agent may incur in connection with (i) the administration of this Agreement in connection with or after the occurrence of an Event of Default, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent hereunder or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

     Section 17. Transfers and Other Liens. The Grantor shall not, without the Agent's (and, if required by the Credit Agreement, the Required Banks') prior written consent:

     (a) Sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral except Inventory as provided by section 6(e) and except as otherwise permitted under this Agreement or the Credit Agreement;

     (b) Create or suffer to exist any lien, security interest, charge or other encumbrance upon or with respect to any of the Collateral to secure Debt of any person or entity, except for the Security Interests or as otherwise permitted in the Credit Agreement.

     (c) Do anything that would materially impair the value of the Collateral as security for the Obligations.

     Section 18. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantor here from shall in any event be effective unless it shall be in writing and signed by the Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 19. Notices. All notices and other communications provided for hereunder shall be given in the manner and with the effect provided in section 11.01 of the Credit Agreement.

     Section 20. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until terminated in writing by the Agent or until all of the Obligations are satisfied in full and the Credit Agreement terminated, (ii) be binding upon the Grantor, its successors and assigns and (iii) inure to the benefit of the Agent, the Banks and their respective successors, transferees and assigns.

     Section 21. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the Uniform Commercial Code in the State of Florida are used herein as therein defined.

     Section 22. Jury Trial Waiver. THE GRANTOR AND THE AGENT EACH HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO A JURY TRIAL IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING HEREUNDER OR RELATING THERETO.

     IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                   PRECISION RESPONSE CORPORATION


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                              SCHEDULE A


LOCATION OF CHATTEL PAPER
AND RECORDS REGARDING ACCOUNTS

1505 N.W. 167 Street
Miami, Florida 33169

                                   SCHEDULE A
                                   ----------

PRECISION RESPONSE CORPORATION
Inventory & Equipment Locations


1)  4250 N.W. 135th Street          16) 3660 Maguire Boulevard
    Opa Locka, FL                       Orlando, FL

2)  4300 N.W. 135th Street          17) 14320 S.W. 119th Avenue
    Opa Locka, FL                       Miami, FL

3)  13180 N.W. 43rd Avenue
    Opa Locka, FL

4)  1505 N.W. 167th Street
    Miami, FL

5)  1515 N.W. 167th Street
    Miami, FL

6)  1525 N.W. 167th Street
    Miami, FL

7)  1313 N.W. 167th Street
    Miami, FL

8)  200 N. University Drive
    Pembroke Pines, FL

9)  14261 Commerce Way
    Miami Lakes, FL

10) 11975 S.W. 140th Terrace
    Kendall, FL

11) 5166 East Colonial Drive
    Orlando, FL

12) 2000 N. State Rd. 7
    Margate, FL

13) 1308 N. State Rd. 7
    Margate, FL

14) 3100 Emerson Street
    Jacksonville,FL

15) 14100 N.W. 4th Street
    Sunrise, FL

                                   SCHEDULE B
                                   ----------

PRECISION RESPONSE CORPORATION

MARKS:

          U.S. Service Mark No.:    1,819,161
          Mark:                     The letters PRC
          Date of Registration:     2/1/94

          U.S. Service Mark No.:    1,820,093
          Mark:                     The letters PRC and Design
          Date of Registration:     2/8/94

          U.S. Service Mark No.:    1,844,659
          Mark:                     The words PRECISION RESPONSE CORPORATION
          Date of Registration:     7/12/94


Intellectual Property also includes common law copyrights and trade secrets developed in the ordinary course of business with respect to software, advertising, promotional and business literature, and methods and techniques used in performing services.

                        SCHEDULE C TO SECURITY AGREEMENT
                        --------------------------------

      All of the equipment and other personal property covered by the UCC-1 Financing Statement filings set forth on the attached Schedule 6.07.

                                 SCHEDULE 6.07
                                 -------------

FILE NO.         FILING DATE     STATUS      SECURED PARTY
--------         ------------    ------      -------------

910000077059     04/08/91        Active      BellSouth Financial Services Corp.

910000251541     11/25/91        Active      Barnett Bank, N.A.

930000069907     04/02/93        Active      Barnett Leasing Company

940000014290     01/19/94        Active      Minolta Business Systems

950000053667     03/17/95        Active      OCE Printing Systems USA IRE

950000089393     05/04/95        Active      BellSouth Financial Services Corp.

950000092861     05/08/95        Active      BellSouth Financial Services Corp.

950000099153     05/16/95        Active      BellSouth Financial Services Corp.

950000144380     07/21/95        Active      BellSouth Financial Services Corp.

950000189449     09/21/95        Active      BellSouth Financial Services Corp.

950000197152     10/02/95        Active      BellSouth Financial Services Corp.

950000197153     10/02/95        Active      BellSouth Financial Services Corp.

950000197154     10/02/95        Active      BellSouth Financial Services Corp.

950000199072     10/03/95        Active      BellSouth Financial Services Corp.

950000238186     11/27/95        Active      BellSouth Financial Services Corp.

950000238489     11/28/95        Active      Advanta Business Services Corp.

950000254757     12/21/95        Active      BellSouth Financial Services Corp.

950000254758     12/21/95        Active      BellSouth Financial Services Corp.

950000254760     12/21/95        Active      BellSouth Financial Services Corp.

960000004766     01/08/96        Active      BellSouth Financial Services Corp.


                                     1 of 3

                           -------------------------

960000004768     01/08/96        Active     BellSouth Financial Services Corp.

960000004769     01/08/96        Active     BellSouth Financial Services Corp.

960000016441     01/24/96        Active     BellSouth Financial Services Corp.

960000016442     01/25/96        Active     BellSouth Financial Services Corp.

960000016443     01/24/96        Active     BellSouth Financial Services Corp.

960000018004     01/26/96        Active     Advanta Business Services Corp.

960000051648     03/14/96        Active     BSFS Equipment Leasing

960000056885     03/20/96        Active     Debis Financial Services, Inc.

960000066618     04/02/96        Active     BSFS Equipment Leasing

960000066620     04/02/96        Active     BSFS Equipment Leasing

960000066843     04/02/96        Active     AT&T Credit Corp.

960000077156     04/15/96        Active     Bankers Leasing Association, Inc.

960000088050     04/30/96        Active     Heller Financial, Inc.

960000088052     04/30/96        Active     Heller Financial, Inc.

960000104529     05/20/96        Active     General Electric Capital Corp.

960000111945     05/31/96        Active     BSFS Equipment Leasing

960000125572     06/18/96        Active     Advanta Business Services Corp.

960000152176     07/22/96        Active     American National Bank of Florida

960000153273     07/24/96        Active     Vanguard Financial Service Corp.

960000153406     07/24/96        Active     Advanta Business Services Corp.

960000156256     07/29/96        Active     The CIT Group/Equipment Financing,
                                            Inc.

                                     2 of 3

                           -------------------------


960000156264     07/29/96        Active     The CIT Group/Equipment Financing,
                                            Inc.

960000170434     08/14/96        Active     AT&T Credit Corp.

960000171032     08/15/96        Active     Lucent Technologies, Inc.

960000200749     09/24/96        Active     Barnett Bank, N.A.

960000262116     12/16/96        Active     Lucent Technologies, Inc.

960000263389     12/16/96        Active     Lucent Technologies, Inc.

970000060991     03/24/97        Active     Lucent Technologies, Inc.

970000065731     03/28/97        Active     General Electric Capital Corp.

970000086205     04/23/97        Active     CIT Group/Equipment Financing,
                                            Inc.

970000091953     04/30/97        Active     General Electric Capital Corp.

980000001035     01/02/98        Active     Lucent Technologies


Lien on PRC's cash/security account at SunTrust Bank in the amount of $3,500,000 with respect to PRC's guarantee of the mortgage on the facility known as "The Harland Building."

                                     3 of 3

                                    EXHIBIT F

                               GUARANTY AGREEMENT

                            Dated as of March 2, 1998

     This GUARANTY AGREEMENT ("this Guaranty") is made as of the date set forth above by ________________________ _______________________________, a
____________________ corporation having an address at___________________________
_____________________________________________________ (the "Guarantor") in favor of NATIONSBANK, N.A. (the "Agent"), as Agent under the Credit Agreement referred to below for the benefit of the banks now or hereafter signatory thereto (the "Banks").

                                   BACKGROUND

     A. Precision Response Corporation, a Florida corporation, (the "Borrower"), the Banks and the Agent are parties to a Credit Agreement dated as of March 2, 1998 (as modified and supplemented and in effect from time to time, the "Credit Agreement," the capitalized terms used but not otherwise defined herein being used herein as therein defined), providing, subject to the terms and conditions thereof, for Loans.

     B. The Guarantor's business interests are closely intertwined with the Borrower's and, accordingly, the Guarantor will benefit substantially from the Banks' making Loans to the Borrower.

     C. It is a condition precedent to the Banks' making Loans to the Borrower that the
Guarantor shall have executed and delivered this Guaranty.

                                   AGREEMENTS

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged) and in order to induce the Banks to make Loans to the Borrower, the Guarantor agrees as follows:

     Section 1. Guaranty.

          (a) The Guarantor hereby absolutely and unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of the Obligations and the Rate Hedging Obligations owed by the Borrower to each and any Bank and/or the Agent now or hereafter existing under, evidenced by or in any way relating to the Credit Agreement, any Note and/or any other Loan Document, whether for principal, interest, overdrafts, fees, commissions, expenses, indemnity obligations or otherwise (the

     Obligations and such Rate Hedging Obligations being collectively, the "Obligations"). This is a guaranty of payment and not of collection and it shall not be affected in any way by the absence of any action to obtain payment from the Borrower. In addition, the Guarantor agrees to pay any and all expenses (including counsel fees and expenses at all levels) incurred by any Bank and/or the Agent in enforcing any rights under this Guaranty (the "Collection Costs").

          (b) It is the intention of the Guarantor, the Agent and the Banks that the Guarantor's obligations hereunder shall be in, but not in excess of, the maximum amount (the "Maximum Guaranty Liability") permitted by applicable law governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency or other similar laws applicable to the Guarantor ("Applicable Law"). To that end, but only if and to the extent such obligations would otherwise be subject to avoidance under Applicable Law, the Guarantor's obligations hereunder shall be reduced to the maximum amount which, after giving effect thereto, would not, under Applicable Law, render such obligations unenforceable or avoidable under Applicable Law. In no event, however, shall the Maximum Guaranty Liability be reduced to an amount less than the amount the Agent or the Banks would be entitled to enforce under Applicable Law (e.g., 11 U.S.C. section548(c)) by virtue of the Banks' having given value to the Guarantor in exchange for the Obligations. This section1(b) is intended solely to preserve the rights of the Agent and the Banks hereunder to the maximum extent permitted by Applicable Law and neither the Guarantor nor any other Person shall have any right or claim under this section1(b) that would not otherwise be available under Applicable Law.


          (c) The Guarantor agrees that the Obligations may at any time and from time to time exceed the Maximum Guaranty Liability of the Guarantor, and may exceed the aggregate Maximum Guaranty Liabilities of all the guarantors of the Obligations, without impairing this Guaranty or affecting the rights and remedies of the Bank hereunder.

     Section 2. Guaranty Absolute. The Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the documents governing them, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the each Bank and the Agent with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of any payment provisions of any agreements or instruments relating to or securing any of the Obligations or any instrument by which the Guarantor has granted the Agent or any Bank or Banks a security interest or lien as security for this Guaranty or for any of the Obligations (said agreements and instruments being collectively the "Loan Documents");

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from any of the Loan Documents;

          (c) any exchange, release, or nonperfection of a security interest in, any collateral for any of the Obligations, any limitation as to the amount of the Obligations secured by any of the Loan Documents, any invalidity of, release, amendment or waiver of or consent to departure from, any other guaranty for all or any of the Obligations or any failure to obtain any guaranty contemplated by the Loan Documents or any related commitment or proposal letter;

          (d) the voluntary or involuntary bankruptcy of the Borrower, or any assignment for the benefit of creditors, reorganization, receivership, liquidation or other similar proceedings affecting the Borrower or any of its assets;

          (e) any present or future action of any governmental authority amending, varying, reducing or otherwise affecting, or purporting to amend, vary, reduce or otherwise affect, any of the Obligations, any of the Loan Documents or this Guaranty;

          (f) any other event or circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or any guarantor.

Nothing herein to the contrary withstanding, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Agent or any Bank upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payments had not been made.

     Section 3. Waiver. The Guarantor hereby unconditionally waives:

          (a) promptness, diligence, notice of acceptance and all other notices with respect to any of the Obligations, this Guaranty or any disposition of collateral;

          (b) any requirement that the Agent or any Bank protect, secure, perfect or insure any security interest or lien on any property subject thereto or exhaust any right or take any action against the Borrower or any other person or entity or any collateral;

          (c) any defense based on any event or circumstances described in
     Section 2; and

          (d) any duty of the Agent or any Bank to advise the Guarantor of any information known to the Agent or such Bank regarding the financial condition of the Borrower or any other circumstance affecting the Borrower's ability to perform its obligations to the Banks, it being agreed that the Guarantor assumes responsibility for being and keeping informed regarding such condition or any such circumstance.

     Section 4. Subrogation. The Guarantor shall not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all the Obligations shall have been paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all the Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Agent and the Banks and shall forthwith be paid to the Agent for the account of the Banks to be credited and applied upon the Obligations, whether matured or unmatured.

     Section 5. Representations and Warranties. The Guarantor hereby represents and warrants to the Agent and the Banks as follows:

          (a) The execution, delivery and performance by the Guarantor of this Guaranty do not contravene or conflict with law, the Guarantor's articles of incorporation or by-laws or any contractual restriction binding on or affecting the Guarantor.

          (b) No authorization or approval or other action by, and no notice to or filing with, any person or any governmental authority or regulatory body, is required for the due execution, delivery and performance by the Guarantor of this Guaranty.

          (c) The Guarantor has received adequate consideration and equivalent value for executing and delivering this Guaranty and will not be rendered insolvent thereby (irrespective of the effect of section1(b) hereof). This Guaranty is the legal, valid and binding obligation of the Guarantor enforceable against it in accordance with its terms.

          (d) There is no pending or threatened action or proceeding affecting the Guarantor before any court, governmental agency or arbitrator, which may result in a Material Adverse Effect.

          (e) The Guarantor is a corporation validly existing and in good standing under the laws of the state of incorporation indicated at the head of this Agreement.

          (f) Any and all corporate and shareholder actions required to authorize the execution, delivery and performance of this Guaranty have been taken.

     Section 6. Additional Covenants. As long as this Guaranty is in effect, the Guarantor shall, unless the Agent and the Required Banks shall otherwise consent in writing:

          (a) Comply in all material respects with all applicable laws, rules, regulations and orders (such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges) imposed upon it or upon its property, the non-compliance with which would have a Material Adverse Effect.

          (b)  Furnish to the Agent and each Bank the following:

               (i) whatever financial statements and reports the Agent requests pursuant to the Credit Agreement

               (ii) as soon as possible and in any event within 10 days of the Guarantor's discovery thereof, notice of any event or circumstance which has or may have a Material Adverse Effect;

               (iii) as soon as possible and in any event within 10 days after the commencement thereof or any adverse determination therein, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality materially adversely affecting the Guarantor;

               (iv) promptly, such other information respecting the condition or operations, financial or otherwise, of the Guarantor as the Agent may from time to time reasonably request pursuant to the Credit Agreement.

          (b) Except for this Guaranty, not create or incur any debt (except to the Agent and the Banks and to the Borrower or any Subsidiary (provided it is fully subordinated to the Obligations) or assume, guarantee or endorse any indebtedness the result of which would be to significantly impair the Guarantor's ability to perform it obligations hereunder.

          (c) Not sell, transfer or otherwise dispose of any of its material assets or properties and not create or suffer to exist any lien, security interest or other material charge or encumbrance, or any other type of preferential arrangement, upon or with respect to any of its assets or properties, if the result would be to decrease significantly the Guarantor's net worth or to impair the ability of a judgment creditor of the Guarantor to attach or garnish such assets or properties except as otherwise permitted in the Credit Agreement.

          (d) Not do anything that would cause or contribute to a Default.

     Section 7. Amendments, Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless it shall be in writing and signed by the Agent and the Required Banks, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 8. Notices. All notices, requests, demands, directions or other communications provided for hereunder shall be in writing and mailed (certified, return receipt requested, if practicable), telegraphed or telexed to the applicable party at the addresses indicated below:

          If to the Agent:

          NationsBank, N.A.
          100 S.E. 2nd Street
          15th Floor
          Miami, FL 33131
          Attention: Charles Porter, Senior Vice President

          With a copy to:

          Shutts & Bowen LLP
          201 S.  Biscayne Boulevard, Suite 1600
          Miami, Florida 33131
          Attention: Joseph D.  Bolton, Esq.

          If to the Guarantor:

          the address set forth at the
          head of this Guaranty

          With a copy to:

          Bilzin Sumberg Dunn & Axelrod LLP
          200 S.  Biscayne Boulevard, Suite 2500
          Miami, Florida 33131
          Attention: Alan Axelrod, Esq.

(or, if no address is set forth there, whatever address of the Guarantor appears on the Agent's books.) Notices mailed to the Guarantor shall be deemed given three days after being mailed or, if telecopied or telexed, when received, and notices mailed to the Agent shall be deemed given when actually received by it.

     Section 9. No Waiver; Remedies. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section 10. Right of Setoff. Upon the occurrence of any Event of Default (as defined in the Credit Agreement or any note evidencing any of the Obligations), any Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not such Bank shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. The rights of any Bank under this section 10 are in addition to other rights and remedies (including, without limitation, other rights of setoff) which such Bank may have.

     Section 11. Continuing Guaranty. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until payment in full of the Obligations and termination of the Credit Agreement (and thereafter with respect to any indemnity obligations of the Borrower that survive cancellation or termination of the Loan Documents and thereafter as long as any payment of or recovery against or with respect to the Obligations might be rescinded or otherwise required to be returned by the Agent or any Bank for any reason, including the bankruptcy, insolvency or reorganization of the Borrower ), (ii) be binding upon the Guarantor and its successors and assigns, and (iii) inure to the benefit of and be enforceable by the Agent and each Bank and its successors, transferees and assigns. Without limiting the generality of the foregoing clause
(iii), any Bank may, to the extent permitted by the Credit Agreement, assign or otherwise transfer any note evidencing any of the Obligations to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to such Bank herein or otherwise.

     Section 12. Default. Upon the occurrence of an Event of Default (as defined in the Credit Agreement or any note evidencing any of the Obligations), all the Guarantor's obligations hereunder shall immediately be due and payable in full without notice.

     Section 13. Governing Law. This Guaranty shall be governed by, and construed in accordance with, the law of the State of Florida without regard to any conflicts-of-law principle or rule that would give effect to the law of any other jurisdiction.

     Section 14. Terminology. As used herein, "hereof," "hereunder," "hereby" and "herein" refer to this Guaranty as a whole and not merely the paragraph in which they appear.

     Section 15. Severability. If any provision of this Guaranty shall be held invalid under any applicable law, such invalidity shall not affect any other provision of this Guaranty that can be given effect without the invalid provision, and, to that end, the provisions hereof are severable.

     Section 16. Subordination. The Guarantor hereby subordinates payment of all debts now or hereafter owing by the Borrower to the Guarantor to any and all Obligations. The Guarantor shall ensure that every note evidencing any part of the subordinated debt and every ledger page relating thereto bears a legend which indicates this subordination. The Guarantor shall not request or accept payment of all or any security for any part of the subordinated debt, and, if all of any part of it should be paid to the Guarantor, through error or otherwise, the Guarantor shall immediately forward such payment to the Agent in the form received, properly endorsed to the order of the Agent, to be applied against the Obligations.

     Section 17. Manner and Allocation of Payments. All payments hereunder shall be made to the Agent at the Agent's Office. Each payment received by the Agent hereunder with respect to the Obligations shall be made to the Agent for the benefit of the Banks and shall be applied and distributed by the Agent in the same manner as payments received from the Borrower under the Credit Agreement.

     Section 18. Submission to Jurisdiction. The Guarantor hereby irrevocably
(a) submits, in any legal proceeding relating to this Guaranty, to the non-exclusive in personam jurisdiction of any state or United States court of competent jurisdiction sitting in the State of Florida and agrees to suit being brought in any such court; (b) waives any objection that he may now or hereafter have to the venue of such proceeding in any such court located in Dade County, Florida or that such proceeding was brought in an inconvenient court; and (c) agrees that nothing herein shall affect the right of the Bank to effect service of process in any manner permitted by law and that the Bank shall have the right to bring any legal proceedings (including a proceeding for enforcement of a judgment entered by any of the aforementioned courts) against the Guarantor in any other court or jurisdiction in accordance with applicable law.

     Section 19. Waiver of Jury Trial. THE GUARANTOR AND (BY ACCEPTANCE HEREOF) THE AGENT AND THE BANKS EACH WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING HEREUNDER OR RELATING HERETO.

     IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this Guaranty as of the date first above written.

                            ---------------------------------------------
                            By
                               ------------------------------------------
                            Name:
                                 ----------------------------------------
                            Title:
                                  ---------------------------------------

STATE OF _____________________ )
                               ) SS:
COUNTY OF ____________________ )

          The foregoing instrument was acknowledged before me this day of _______________, 1998 by _______________________, ________________ of ________
_________________________________________, a _____________________ corporation, on behalf of the corporation, who is personally known to me or who has produced ______________________________________________ as identification.


                         --------------------------------------------------
                         Notary Public, State of __________________________
                         Print Name:
                                    ---------------------------------------
My commission expires:
                                                           (SEAL)

                                    EXHIBIT G

                          SUBSIDIARY SECURITY AGREEMENT

                           Dated as of March 2, 1998

     This SUBSIDIARY SECURITY AGREEMENT ("this Agreement") is made as of the date set forth above by ______________________________, a _______ corporation having an address at __________________________________________, (the
"Grantor"), in favor of NATIONSBANK, N.A., a national banking association having an office at 100 S.E. 2nd Street, 15th Floor, Miami, Florida 33131 (the "Agent"), as Agent under the Credit Agreement referred to below for the benefit of the banks now or hereafter signatory thereto (the "Banks").

                                   BACKGROUND

     A. The Grantor has entered into a Guaranty Agreement in favor of the Agent for the benefit of the Banks, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Guaranty", and the capitalized terms used but not otherwise defined herein being used herein as therein defined), guaranteeing obligations of Precision Response Corporation, a Florida corporation, (the "Borrower") to the Agent and/or the Banks.

     B. The Grantor's business interests are closely intertwined with the Borrower's and, accordingly, the Grantor will benefit substantially from the Banks' making loans to the Borrower.

     C. It is a condition precedent to the Banks' making any loans under the Credit Agreement that the Grantor shall have executed and delivered to the Agent this Agreement.

                                   AGREEMENTS

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged) and in order to induce the Banks to make loans to the Borrower, the Grantor hereby agrees as follows:

     Section 1. Grant of Security Interest. The Grantor hereby assigns and pledges to the Agent for the benefit of the Banks, and hereby grants to the Agent for the benefit of the Banks a security interest in, all of the Grantor's right, title and interest in and to the following, in all cases whether now or hereafter existing and whether now owned or hereafter acquired (the "Collateral"):

          (a) All inventory in all of its forms, wherever located, (including, but not limited to, (i) all raw materials and work in process therefor, all finished goods thereof, and all materials used or consumed in the production thereof, (ii) all goods in which the Grantor has a joint or other interest or right of any kind (including, without limitation, goods in which the Grantor has an interest or right as consignee), and (iii) all goods which are returned to or repossessed by the Grantor), and all accessions thereto, products thereof and documents therefor (collectively, the "Inventory");

          (b) All accounts, all chattel paper, all documents, all general intangibles, all contract rights, all letters of credit and all other obligations and rights of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services (collectively, the "Receivables"), and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any of the foregoing (collectively, the "Related Contracts");

         (c) All notes, trade acceptances and other instruments (collectively, the "Instruments");

         (d) All equipment, machines, motor vehicles, furnishings and fixtures, all parts thereof, all accessories thereto and all replacements thereof (collectively, the "Equipment");

         (e) All trademarks, trademark licenses, trade names, service marks, logos, patents, and copyrights and the goodwill symbolized by any of the foregoing (collectively, the "Marks" );

         (f) All books, records, programs and software relating to any of the foregoing Collateral;

         (g) All other tangible or intangible personal property; and

         (h) All cash and non-cash proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in clauses (a), (b), (c), (d), (e), (f) and (g) of this section1) and, to the extent not otherwise included, all payments under insurance (whether or not the Agent or any Bank is the loss payee thereof), or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

     Section 2. Security for Obligations. This Agreement secures the payment of all obligations and liabilities of the Grantor to the Banks or the Agent arising under the Guaranty Agreement, whether for principal, interest, fees, expenses or otherwise, whether now or hereafter existing or arising, whether direct or indirect, whether absolute or contingent, whether joint or several and whether acquired directly or by assignment, including without limitation the Obligations (all such obligations and liabilities referred to in this section 2 being the "Obligations").

     Section 3. Grantor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to which the Grantor is a party to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and neither the Agent nor any Bank shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Agent or any Bank be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     Section 4. Representations and Warranties. The Grantor represents and warrants (and, as long as any of the Obligations are unpaid or the Guaranty is in effect, shall be deemed continuously to do so) as follows:

         (a) All of the Inventory of the Grantor that is not in Transit is located at one of the addresses set forth in Schedule A hereto (or at such other address in the United States of America as Guarantor shall advise Agent in writing at least 10 Business Days prior to any of the Inventory being relocated at such address, subject to Borrower executing and delivering to Agent a UCC-1 financing statement for the new jurisdiction). As of the date hereof, the chief place of business and chief executive office of the Grantor is the address for the Grantor set forth at the head of this Agreement, and the office where the Grantor keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, is located there.

         (b) None of the Receivables is evidenced by a promissory note or other instrument except such instruments as have been delivered and endorsed to the Agent, and all of the Receivables consisting of accounts that arose out of bona fide sales of goods that have been delivered by the Grantor or services that have been performed by it.

         (c) The Grantor owns all the Collateral free and clear of any lien, security interest, charge or encumbrance except the security interests created hereby and those liens and security interests permitted under the Credit Agreement (including those disclosed in Section 6.07 of the Credit Agreement). No effective financing statement, debenture or other instrument similar in effect covering all or any part of the Collateral owned by the Grantor is on file in any recording office except such as may have been filed in favor of the Agent relating to this Agreement or with respect to those security interests permitted under the Credit Agreement (including those disclosed in Section 6.07 of the Credit Agreement).

         (d) As of the date hereof, the Grantor has no trade name and has never had, nor done business under, another name.

         (e) The Grantor has exclusive possession and control of the Inventory and Equipment.

         (f) This Agreement creates a valid and perfected first priority security interest in the Collateral owned by the Grantor securing the payment of the Obligations to the Agent for the benefit of the Banks, and all filings and any other actions necessary or desirable to perfect and protect such security interest have been duly taken except a UCC-1 financing statement to be filed with the Secretary of State of Florida and except a UCC-1 financing statement to be filed with the Secretary of State of Delaware with respect to Precision Response of North America, Inc. and

Precision Response of Colorado, Inc. and with Secretary of State of Colorado with respect to Precision Response of Colorado, Inc., and with the Secretary of State of New Jersey and Texas with respect to Precision Response of North America Inc.

         (g) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either
(i) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Grantor or (ii) for the perfection of or the exercise by the Agent of its rights and remedies hereunder except UCC-1 financing statements to be filed as set forth above.

         (h) The Grantor has received adequate consideration and reasonably equivalent value for entering into this Agreement and, in any event, will not be rendered insolvent by it or left with unreasonably small capital to conduct its businesses.

     Section 5. Further Assurances.

         (a) The Grantor agrees that from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, the Grantor shall, upon reasonable notification by the Agent: (i) mark conspicuously each document included in the Inventory and each chattel paper included in the Receivables and each Related Contract and, at the request of the Agent, each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to the Agent, indicating that such document, chattel paper, Related Contract or other Collateral is subject to the security interest granted hereby;
(ii) if any Receivable shall be evidenced by a promissory note, other instrument or chattel paper, deliver and pledge to the Agent hereunder such note, instrument or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent; and (iii) execute and file such financing or continuation statements (or amendments thereto), notices of lien, debentures and other instruments or notices, as may be necessary or desirable, or as the Agent may request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

         (b) The Grantor hereby authorizes the Agent to file one or more financing or continuation statements (and amendments thereto) and notices of Liens and make such other filings and registrations relative to all or any part of the Collateral owned by the Grantor without the signature of the Grantor where permitted or not prohibited by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement.

         (c) The Grantor shall furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in a form and with a degree of detail satisfactory to the Agent.

     Section 6. Certain Covenants as to Inventory. As long as any of the Obligations remain unpaid or the Guaranty is in effect, the Grantor shall:

         (a) Keep the Inventory owned by it at one of the places therefor specified in Schedule A hereto unless it advises Agent that any of such Inventory will be moved to another location in the United States of America at least 10 Business Days prior to its relocation and executes appropriate UCC-1 financing statements for the new jurisdiction;

         (b) Keep the Inventory in good condition, in compliance in all material respects with all government requirements for its sale, and generally saleable in the ordinary course of such Grantor's business;

         (c) Pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Inventory, except to the extent the validity thereof is being contested in good faith and without jeopardizing the value of the Inventory as security hereunder;

         (d) Permit the Agent and its agents to make inspections and audits of the Inventory when and as often as the Bank considers necessary or desirable; and

         (e) Not sell any Inventory except in the ordinary course of its business substantially in the same manner as now conducted and in accordance with Applicable Law.

     Section 7. Certain Covenants as to Receivables. As long as any of the Obligations remain unpaid or the Guaranty is in effect:

          (a) Subject to providing Agent with 30 Days prior written notice as to any change within the United States of America, and subject to execution by the Grantor and delivery to Agent of UCC-1 financing statements for the new jurisdiction, the Grantor shall keep its chief place of business and chief executive office at the office specified at the head of this Agreement and shall keep its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables there. The Grantor shall hold and preserve such records and chattel paper and shall permit representatives or agents of the Agent or any Bank at any reasonable time during normal business hours to inspect and make abstracts from such records and chattel paper, to test the Receivables and after an Event of Default to make inquiries of and give notice of the security interests created hereby to the obligors of the Receivables.

         (b) Except as otherwise provided in this section 7(b), the Grantor shall continue to collect, at its own expense, all amounts due or to become due under the Receivables. In connection with such collections, the Grantor may take (and, after an Event of Default, at the Agent's direction, shall take) such action as the Grantor or the Agent may deem necessary or advisable to enforce collection of the Receivables; provided, however, that the Agent shall have the right, at any time after the occurrence of an Event of Default, regardless of whether the Obligations have been accelerated, upon written notice to the Grantor of its intention to do so, to notify the account debtors or obligors under any or all of the Receivables of the assignment of such Receivables to the Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due thereunder directly to the Agent and, upon such notification and at the expense of the Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. After receipt by the Grantor of the notice from the Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by the Grantor in respect of the Receivables shall be received in trust for the benefit of the Agent hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary indorsement) to be held by the Agent as cash collateral and applied as provided by Section 15(b), and (ii)the Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon that is material or outside the ordinary course of the Grantor's business. No account party or obligor under a Receivable shall have any duty to inquire whether a Default or an Event of Default has occurred before making payments directly to the Agent. After the occurrence of an Event of Default, the Agent may settle or adjust disputes and claims directly with the obligors of the Receivables for amounts and on terms which the Agent considers advisable and in all such cases only the net amounts received by the Agent in payment of such amounts (after deduction of any amounts payable under section 16) need be applied to the Obligations. Upon the occurrence of an Event of Default, the Grantor shall fully cooperate with the Agent's efforts to collect the Receivables including notifying and instructing the parties obligated on them to make payment to the Agent rather than the Grantor.

         (c) The Grantor shall comply fully with its obligations under any agreements included in the Receivables or Related Contracts and shall refrain from any act or omission that would interfere with, or in any manner prevent, the Agent's or the Banks' obtaining the full benefits of any of the Receivables and Related Contracts.

     Section 8. Certain Covenants as to Equipment. As long as any of the Obligations remain unpaid or the Guaranty is in effect:

         (a) The Grantor shall keep the Equipment owned by it at the addresses for the Grantor specified in Schedule A hereto unless notice of any change to a new address in the United States of America is provided to Agent at least 30 Days prior to the relocation of any such Equipment, and provided Grantor executes and delivers to Agent a UCC-1 financing statement for the new jurisdiction;

         (b) The Grantor shall not sell or otherwise dispose of any of the Equipment except as otherwise permitted in Section 6.08 of the Credit Agreement.

         (c) The Grantor shall cause the Equipment owned by it to be maintained and preserved in all material respects in the same condition, repair and working order as when new, ordinary wear and tear and casualty excepted, and in accordance with any manufacturer's manual, and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end and then required for the conduct of its business as presently conducted, and shall promptly furnish to the Agent a statement respecting any loss or damage to any material portions of the Equipment;

         (d) The Grantor shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all material claims (including claims for labor, materials and supplies) against, the Equipment except to the extent the validity thereof is being contested in good faith and without jeopardizing the value of the Equipment as security hereunder.

     Section 9. Certain Covenants as to Instruments and Buyer Letters of Credit. As long as any of the Obligations remain unpaid or the Guaranty is in effect:

         (a) The Grantor shall deliver to the Agent each Instrument held by it and each letter of credit (and each advice or confirmation of such a letter of credit) of which it is the beneficiary (a "Buyer Letter of Credit"), with whatever endorsements and instruments of transfer the Agent requires, to be held by the Agent as long as this Agreement is in effect. For purposes of perfecting the Agent's security interest therein, possession of an Instrument or a Buyer Letter of Credit by an agent or correspondent of the Agent shall constitute possession thereof by the Agent and any possession thereof by the Grantor shall be construed as possession by a custodial agent for the Agent. The Grantor shall, with respect to each Buyer Letter of Credit do whichever one or more of the following is requested by the Agent from time to time: (i) notify the issuer of (and negotiating of paying bank for)require such Buyer Letter of Credit to make payment thereof to the Agent and procure the consent and agreement of such issuer (and negotiating bank) to do so (ii) require such Buyer Letter of Credit to be transferrable and to transfer the same to the Agent; and/or (iii) whatever else the Agent may require to afford it the full benefit of such Buyer Letters of Credit. After an Event of Default the Grantor hereby irrevocably authorizes the Agent to deposit into a cash collateral account any amounts received by the Agent with respect to any Buyer Letter of Credit of which the Grantor is the beneficiary (whether as the collecting or presenting bank or otherwise) or paid out by the Agent as the negotiating or paying bank therefor.

         (b) The Agent is hereby irrevocably authorized (but not in any manner obligated), in its sole discretion, after an Event of Default shall have occurred, to collect any and all Instruments and Buyer Letters of Credit and to apply the proceeds thereof against any of the Obligations (whether or not then due). Nothing in this Agreement shall impose on the Agent any greater responsibility with respect to any Instruments or Buyer Letters of Credit than it would have under the International Chamber of Commerce Uniform Rules for Collections, as modified by Agent's standard agreement, if any, regarding documentary collections. The assignments and authorizations contained in this section 9 (or elsewhere herein) shall not in any way release the Grantor of its obligations to pay the Obligations in full, and the Grantor shall be fully liable for any deficiencies. After an Event of Default the Grantor shall fully cooperate with the Agent's efforts to collect the Instruments and Buyer Letters of Credit including notifying and instructing the parties obligated on them to make payment to the Agent rather than the Grantor and obtaining their consent to doing so.

         (c) Nothing in this section 9 shall be construed or operate so as to impose any obligation or duties on the Agent or any Bank. The powers conferred on the Agent hereunder or solely to protect its interest in the Instruments and the Buyer Letters of Credit and shall not impose any duty on it to exercise any such powers, except to use reasonable care in the custody of any Instruments and Buyer Letters of Credit which the Agent has physical possession of itself (as distinguished, for instance, from possession through a custodian or agent) and accounting for monies actually received by it hereunder (as distinguished, for instance, for monies received by a custodian or agent but not remitted to the Agent). Without limiting the generality of the foregoing, the Agent shall not have liability to the Grantor in connection with any misfeasance, malfeasance or negligence on the part of any institutional custodian or agent whom the Agent has selected in good faith, and no payment shall be considered to have been received by the Agent merely by virtue of its having been received by such a custodian or agent.

         (d) After an Event of Default, the Grantor shall not release any party liable under an Instrument or Buyer Letter of Credit or do or agree to do anything that would impair any Instrument's or Buyer Letter of Credit's value as security hereunder.

     Section 10. Certain Covenants as to Marks. As long as any of the Obligations remain unpaid or the Guaranty is in effect:

         (a) As of the date hereof, the Grantor represents and warrants that it is the true and lawful owner or licensee of the Marks listed in Schedule B hereto and that those Marks constitute all the Marks registered in the United States Patent and Trademark Office that the Grantor now owns or uses in connection with its business. As of the date hereof, the Grantor represents and warrants that it owns or is licensed to use all Marks that it uses. As of the date hereof, the Grantor further represents and warrants that it is aware of no third party claim that any aspect of the Grantor's present or contemplated business operations infringes or will infringe in any material respect any Mark.

         (b) The Grantor shall not divest itself of any right under a Mark without the prior written consent of the Agent unless such Mark is no longer necessary for its operation in any material respect.

         (c) The Grantor, promptly upon learning thereof, shall notify the Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who may be infringing or otherwise violating in any material respect any of the Grantor's rights in and to any significant Mark, or with respect to any party claiming that the Grantor's use of any significant Mark violates in any material respect any property right of that party. The Grantor shall, unless otherwise directed by the Agent, diligently prosecute any person materially infringing any significant Mark to the extent such infringement would have a Material Adverse Effect.

         (d) The Grantor shall use its significant Marks in interstate commerce during the time in which this Assignment is in effect, sufficiently to preserve such Marks as trademarks or service marks registered under the laws of the United States (unless such Mark is no longer necessary for its operations in any material respect).

         (e) The Grantor shall, at its own expense, diligently process all documents required by the Trademark Act of 1946, 15 U.S.C. sections 1051 et seq. to maintain trademark registration material to its business or operations, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its Marks pursuant to 15 U.S.C. sections 1058(a), 1059 and 1065, shall pay all fees and disbursements in connection therewith, and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Required Banks. The Grantor shall notify the Agent six months prior to the dates on which the affidavits of use or the applications for renewal registration are due that the affidavit of use or the renewal is being processed.

          (f) If any Mark registration issues hereafter to the Grantor as a result of any application now or hereafter pending before the United States Patent and Trademark Office, within 30 days of receipt of such certificate, the Grantor shall deliver a copy of such certificate, and a grant of security in such mark to the Agent, confirming the grant thereof hereunder, in form and substance satisfactory to the Agent.

          (g) If an Event of Default shall occur, and the due date of the Obligations shall have been accelerated, the Agent, by written notice to the Grantor, may take any or all of the following actions: (i) declare the entire right, title and interest of the Grantor in and to each of the Marks, together with all trademark rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest, in the Agent for the benefit of the Banks, in which case the Grantor agrees to execute an assignment, in form and substance satisfactory to the Agent, of all its rights, title and interest in and to the Marks to the Agent for the benefit of the Banks; (ii) take and use or sell the Marks and the goodwill of the Grantor's business symbolized by the Marks and the right to carry on the business and use the assets of the Grantor in connection with which the Marks have been used; and
(iii) direct the Grantor to refrain, in which event the Grantor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and, if requested by the Agent, change the Grantor's corporate name to eliminate therefrom any use of any Mark and execute such request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office to the Agent.

     Section 11. Insurance.

          (a) The Grantor shall, at its own expense, maintain insurance with respect to the Inventory and the Equipment in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to the Agent from time to time. Each policy for property damage insurance shall provide for all losses (except for losses of less than $2,000,000.00 per occurrence) to be paid directly to the Agent. Each such policy shall in addition (i) name the Grantor and the Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Agent) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder (subject to the preceding sentence) shall be payable to the Agent notwithstanding any action, inaction or breach of representation or warranty by the Grantor, (iii) provide that there shall be no recourse against the Agent for payment of premiums or other amounts with respect thereto and (iv) provide that at least ten days' prior written notice of cancellation or of lapse shall be given to the Agent by the insurer. The Grantor shall, if so requested by the Agent, deliver to the Agent original or duplicate policies of such insurance and, as often as the Agent may reasonably request a report of reputable insurance broker with respect to such insurance. Further, the Grantor shall, at the request of the Agent, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of this Section11 and cause the respective insurers to acknowledge notice of such assignment.

          (b) Reimbursement under any liability insurance maintained by the Grantor pursuant to this Section11 may be paid directly to the person who shall have incurred liability covered by such insurance. In case of any loss involving damage or Equipment or Inventory when subSection (c) of this Section 11 is not applicable, the Grantor shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by the Grantor pursuant to this Section11 shall be paid to the Grantor as reimbursement for the costs of such repairs or replacements.

          (c) Upon (i) the occurrence and during the continuance of any Event of Default, or (ii) the actual or constructive total loss (in excess of $2,000,000.00, per occurrence) of any Inventory or Equipment, all insurance payments in respect of such Inventory or Equipment shall be paid to and applied by the Agent as specified in Section 15(b).

     Section 12. Agent Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Agent the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor, the Agent or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          (a) to obtain and adjust insurance required to be paid to the Agent pursuant to Section 11,

          (b) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

         (c) to receive, indorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, and

         (d) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Grantor or the Agent with respect to any of the Collateral.

     Section 13. Agent May Perform. If the Grantor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Grantor under section 16(b). The Grantor assumes all liability and responsibility in connection with the Collateral, and the liability of the Grantor to pay the Obligations shall not be diminished or otherwise affected by reason of any Collateral being uncollectible, lost, destroyed, stolen, damaged or otherwise unavailable for any reason.

     Section 14. The Agent's Duties. The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     Section 15. Remedies. If any Event of Default (as defined in the Credit Agreement or in the Guaranty) shall have occurred:

          (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Florida (the "Code") (whether or not the Code applies to the affected Collateral) and also may (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or else where, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Grantor agrees that with respect to Inventory and Equipment and Marks at least 10 days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute fair and reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         (b) All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent in a cash collateral or suspense account (or otherwise) as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to section 16) in whole or in part by the Agent against, all or any part of the Obligations in such order as the Agent shall elect (subject, however, to section
8.03 of the Credit Agreement). The Grantor shall be fully liable for any deficiency.

         (c) The Agent and the Banks shall not be liable to the Borrower as a result of any commercially reasonable possession, repossession, collection or sale by the Agent of the Collateral;

and the Borrower hereby waives the benefit of all valuation, appraisal and exemption laws. If the Agent seeks to take possession of any of the Collateral after an Event of Default by replevin or other court process, the Borrower hereby irrevocably waives (i) the posting of any bonds, surety and security relating thereto required by any statute, court rule or otherwise as an incident to such possession, (ii) any demand for possession of the Collateral prior to the commencement of any suit or action to recover possession thereof, (iii) any requirement that the Agent retain possession and not dispose of any Collateral subject to Agent otherwise complying with applicable law, and (iv) to the extent permitted by Applicable Law, all right to notice and hearing prior to the exercise by the Agent of the Agent's right to repossess the Collateral without judicial process or to replevy, attach or levy upon the Collateral without notice or hearing. The Agent shall have no obligation to preserve rights to the Collateral or to marshall any of the Collateral for the benefit of any Person.

          (d) The Borrower hereby irrevocably waives the right to direct the application of payments and proceeds of the Collateral.

          (e) The Agent's and the Banks' rights and remedies provided in this Agreement are in addition to, and not exclusive of, whatever rights and remedies they have under the other Loan Documents or Applicable Law.

     Section 16. Indemnity and Expenses.

          (a) The Grantor shall indemnify the Agent and hold it harmless from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Agent's gross negligence or willful misconduct.

          (b) The Grantor shall upon demand pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Agent may incur in connection with (i) the administration of this Agreement in connection with or after the occurrence of an Event of Default, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent hereunder or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

     Section 17. Transfers and Other Liens. The Grantor shall not, without the Agent's prior written consent:

          (a) Sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral except Inventory as provided by section6(e) and except as otherwise permitted under this Agreement or the Credit Agreement.

          (b) Create or suffer to exist any lien, security interest, charge or other encumbrance upon or with respect to any of the Collateral to secure debt of any person or entity, except for the security interests in favor of the Agent or as otherwise permitted in the Credit Agreement.

          (c) Do anything that would materially impair the value of the Collateral as security for the Obligations.

     Section 18. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantor here from shall in any event be effective unless it shall be in writing and signed by the Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 19. Notices. All notices and other communications provided for hereunder shall be given in the manner and with the effect provided in section 8 of the Guaranty.

     Section 20. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until terminated in writing by the Agent, or until all of the Obligations are satisfied in full and the Credit Agreement terminated (ii) be binding upon the Grantor, its successors and assigns and (iii) inure to the benefit of the Agent, the Banks and their respective successors, transferees and assigns.

     Section 21. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the Uniform Commercial Code in the State of Florida are used herein as therein defined.

     Section 22. Jury Trial Waiver. THE GRANTOR AND THE AGENT EACH HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO A JURY TRIAL IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING HEREUNDER OR RELATING HERETO.

     IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                              -----------------------------------------------

                              By:
                                  -------------------------------------------
                              Name:
                                   ------------------------------------------
                              Title:
                                    -----------------------------------------

                              SCHEDULE A



LOCATION OF INVENTORY


----------------------------------

----------------------------------

----------------------------------

                              SCHEDULE B

                               (MARKS)

                                   EXHIBIT H

                        INTEREST PERIOD SELECTION NOTICE

To:  NationsBank, N.A., as Agent
     100 S.E. 2nd Street, 15th Floor
     Miami, Florida 33131
     Attention:  Agency Services
     Telefax:  (305) 533-2681

     Reference is made to the Credit Agreement dated as of March 2, 1998 (the "Agreement") among Precision Response Corporation (the " Borrower"), the Banks (as defined in the Agreement), and NationsBank, N.A., as Agent for the Banks (the "Agent'). Capitalized terms used but not defined herein shall have the meanings therefor set forth in the Agreement.

     The Borrower through its Authorized Representative hereby gives notice to the Agent of the following selection of a Type of Borrowing and Interest Period:

Type of Borrowing                       Aggregate Amount
(check one)          Interest Period(1)  of Borrowing(2)   Date of Borrowing (3)
------------------   ------------------  ---------------   ---------------------
Borrowing (3)

Alternate Base
Rate Loans             ______________   _______________ ______________

LIBOR Rate
Loans                  ______________   _______________ ______________


(1) For any Borrowing of LIBOR Rate Loans, one, two or three months.
(2) Must be $1,000,000.00 in the case of an Alternate Base Rate Loan and $2,000,000.00 in the case of a Libor Rate Loan or if greater an integral multiple of $100,000.00.
(3) At least three (3) Business Days later.

                                        PRECISION RESPONSE CORPORATION

                                        By:
                                           ------------------------------------
                                           Authorized Representative

                                        Date:
                                             ----------------------------------



MIA95  190687.2 - BJC

                                   EXHIBIT I


               [LETTERHEAD OF BILZIN SUMBERG DUNN & AXELROD LLP]





                                 March __, 1998



NationsBank, N.A.
100 S.E. 2nd Street, 15th Floor
Miami, Florida 33131

   - and -

The Persons who become Banks under
the Credit Agreement referred to below

         Re:  Precision Response Corporation

Ladies and Gentlemen:

         We have acted as counsel to Precision Response Corporation, a Florida corporation (the "Borrower"), and Tiger Construction, Inc., a Florida corporation, Precision Relay Services, Inc., a Florida corporation, Precision Response of Colorado, Inc., a Delaware corporation, and Precision Response of North America, Inc., a Delaware corporation (collectively the "Guarantors," each a "Guarantor," and the Borrower and the Guarantors being collectively the "Credit Parties") in connection with a credit facility extended to the Borrower by NationsBank, N.A. ("NationsBank") and possibly additional lenders (NationsBank and such additional lenders being collectively the "Banks") pursuant to a Credit Agreement (the "Credit Agreement"), dated as of March __, 1998, by and among the Borrower, the Banks and NationsBank as the Agent (the "Agent"). This opinion is rendered to you pursuant to ss.3.01(d) of the aforesaid Credit Agreement. Unless otherwise defined herein, capitalized terms defined in the Credit Agreement are used herein as therein defined.

         In connection with the opinion which follows, we have examined executed original counterparts or executed photocopies of the following documents, each dated on or as of March __, 1998 (collectively the "Loan Documents," and each a "Loan Document"):

NationsBank, N.A.
   - and -
The Persons who become Banks
under the Credit Agreement referred to below
March __, 1998
Page 2

A. The Credit Agreement;

B. A Revolving Note executed by the Borrower to the order of NationsBank;

C. A Security Agreement executed by the Borrower and four (4) Subsidiary Security Agreements, each executed by one of the Guarantors (individually a "Security Agreement" and collectively the "Security Agreements");

D. 5 UCC-1 financing statements naming one or more of the Credit Parties, as debtors, and the Agent, as secured party, to be filed with the Secretary of State or other applicable state governmental authority of the States of Florida, Delaware, Texas, New Jersey and Colorado (collectively, the "Financing Statements"); and

E. Four (4) Guaranty Agreements, each executed by one of the Guarantors.

In addition, we have examined and relied upon, with your approval and without independent investigation or verification, such other documents, records, affidavits and certificates of public officials or officers of the Borrower and/or each of the Guarantors as we have deemed necessary or appropriate for the purposes of the rendition of the opinions hereinafter set forth, including, without limitation, (i) the factual representations and warranties of the Borrower in the Credit Agreement, (ii) the articles of incorporation and bylaws of the Borrower and each Guarantor, (iii) a good standing certificate for the Borrower and each Guarantor from the states of their respective incorporation and the state(s), if any, where they are currently qualified to do business as a foreign corporation, and (iv) a certificate of resolutions from the secretary of the Borrower and each Guarantor covering the resolutions of the Board of Directors of each of them authorizing the loan transaction contemplated in or pursuant to the Credit Agreement and indicating their respective officers authorized to execute the Loan Documents and other related documents.

         For purposes of rendering this opinion, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the legal capacity of all natural persons, the completeness and conformity to original authentic documents of all documents submitted to us as certified, conformed, facsimile or photostatic copies and the authenticity of the originals of such documents.

         In furnishing certain opinions set forth herein, the words "to our knowledge", "known to us" and similar words, signify that, in the course of our representation of the Borrower, no facts have come to our attention that constitute actual knowledge that would compel us to conclude that any such opinions are not accurate. Further, the words "to our knowledge", "known to us" and

NationsBank, N.A.
   - and -
The Persons who become Banks
under the Credit Agreement referred to below
March __, 1998
Page 3



similar language as used in this opinion are limited to the actual knowledge of the attorneys within our firm who have been directly involved in representing the Credit Parties in this loan transaction.

         In reaching the opinions set forth below, with respect to each party (other than the Credit Parties) to any of the Loan Documents or any other document or agreement executed and delivered in connection with this loan transaction [including, without limitation the Banks and the Agent], we have, with your approval, assumed without investigation the following: (i) that such party is duly organized, validly existing and in good standing under all applicable laws and has all requisite power and authority to execute and deliver or accept the Loan Documents as to which it is a party and all related instruments and perform the applicable provisions thereof; (ii) that all documents executed or accepted by such party have been duly and validly authorized, executed and delivered or accepted by it; (iii) that all documents have mutuality of binding effect; (iv) that there is no legal restriction which would prohibit or limit the execution, delivery, acceptance or performance of the documents being executed and delivered by such party or the consummation of any transaction therein contemplated or the enforceability of the applicable Loan Documents against such party; and (v) that there is no requirement of registration, consent, approval, license or authorization by any person or governmental authority arising out of the execution, delivery, acceptance or performance of any of the applicable documents by such party.

         Based upon the foregoing and subject to and limited by those matters, assumptions and qualifications set forth herein, we are of the following opinion:

1. The Borrower, Tiger Construction, Inc. and Precision Relay Services, Inc. are each corporations duly organized and validly existing and each of their status is active under the laws of the State of Florida. Precision Response of Colorado, Inc. and Precision Response of North America, Inc. are each corporations duly organized, validly existing and in good standing under the laws of the State of Delaware.

2. The execution, delivery and performance by each Credit Party of each Loan Document to which such Credit Party is a party and the execution delivery and filing of the Financing Statements are within such Credit Party's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) such Credit Party's articles of incorporation or bylaws, (ii) any law, rule or regulation applicable to such Credit Party or any of its assets or properties or (iii), to our knowledge, any indenture, contract or agreement to which such Credit Party is bound, and do not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant to the Loan Documents) upon or with respect to any

NationsBank, N.A.
   - and -
The Persons who become Banks
under the Credit Agreement referred to below
March __, 1998
Page 4

of the assets or properties of such Credit Party. Each Credit Party has duly executed and delivered each Loan Document to which it is a party.

3. No authorization, order, license, franchise, consent or approval or other action by, and no notice to or registration or filing with, any governmental authority or regulatory body in the State of Florida or any political subdivision thereof or under the corporate law of the State of Delaware is required for (i) the due execution, delivery, recordation, filing or performance by any Credit Party of any Loan Document to which it is a party or (ii) the exercise by the Banks and the Agent of their rights under any Loan Document except for the filing of the Financing Statements.

4. Each Loan Document is the legal, valid and binding obligation of the Credit Party that is a party to it, enforceable against such Credit Party in accordance with its terms.

5. To our knowledge, there is no pending or threatened action or proceeding affecting any Credit Party before any court, governmental agency or arbitrator which may materially adversely affect the financial condition or operations of the Borrower and its subsidiaries taken as a whole except as otherwise disclosed to NationsBank.

6. Each Security Agreement creates valid security interests (the "Security Interests") in favor of the Agent for the benefit of the Banks in all personal property of the Credit Party that is a party to it, as security for the payment of the obligations of such Credit Party under the Loan Documents, whether for principal, interest, fees, commissions or otherwise; and the Financing Statements are in appropriate form for filing with the Secretary of States and/or the applicable state governmental authority in the States of Florida, Delaware, Texas, New Jersey and Colorado, which filings will result in the perfection of the Security Interests created by such Security Agreement, except for any collateral the perfection of a security interest in which cannot be obtained by the filing of a Financing Statement with the Secretary of State or applicable state governmental authority in the States of Florida, Delaware, Texas, New Jersey and Colorado.

7. Assuming that all steps in connection with the execution and delivery of the Loan Documents take place outside the State of Florida and the Loan Documents are made, issued, executed, delivered, accepted, sold, assigned and transferred outside of and not filed or recorded in the State of Florida (except the filing of the Financing Statement with the Secretary of State of Florida), there should be no documentary stamp, recording or similar taxes required to be paid in connection with the execution, delivery, filing or enforcement of the Financing Statement filed with the Secretary of State of Florida except for the standard filing fees therefor collected by the Secretary of State of Florida.

NationsBank, N.A.
   - and -
The Persons who become Banks under
the Credit Agreement referred to below
March __, 1998
Page 5



8. To our knowledge, the Borrower owns all of the capital stock of each Guarantor.

9. The provisions of the Loan Documents (without regard for any provisions thereof limiting the payment of interest or any other sums thereunder to the highest rate permitted by applicable law) will not violate any applicable law of the State of Florida relating to usury, as long as the Banks do not reserve, charge, collect or receive interest, as that term is defined in Chapter 687, Florida Statutes, at a rate exceeding 25 percent per annum simple interest in any year (computed in accordance with applicable statutory and case law).

         The opinions expressed herein are also subject to the following further assumptions and qualifications: (a) the enforceability of any of the Loan Documents may be subject to or limited or qualified by the effect of (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer and other laws now or hereafter in effect relating to or affecting the enforcement of creditors' rights and remedies generally, (ii) general principles and requirements of commercial reasonableness, good faith, fair dealing, conscionability and materiality (regardless of whether raised, considered or enforced in a proceeding in equity or at law), and (iii) the availability of specific performance, injunctive relief or other equitable remedies generally (regardless of whether raised, considered or enforced in a proceeding in equity or at law); (b) our opinions are limited solely to the law of the State of Florida, the corporate law of the State of Delaware and the federal law of the United States and no opinion is expressed concerning any other law or concerning the extent to which any particular state or federal laws apply; (c) our opinions are limited to the laws in effect and facts as to which we are aware on the date hereof and we expressly disclaim any responsibility for advising the addressees of any changes in law or facts that might change the opinions set forth herein; (d) our opinions are limited to the matters expressly stated herein and no opinion is implied or may be inferred beyond the matters expressly stated herein, and, without limiting the foregoing, no opinion is rendered with respect to the ownership of, or state of title to, any Collateral (as defined in the Security Agreement), the priority of liens created by or under the Loan Documents or the perfection of a lien against any asset that cannot be perfected by the filing of a UCC-1 financing statement with the Secretary of State or applicable state governmental authority in the States of Florida, Delaware, Texas, New Jersey and Colorado, or whether specific fees or charges paid or contracted to be paid the Banks or Agent pursuant to the Loan Documents constitute or may constitute interest; and (e) we express no opinion with respect to or under the Loan Documents as to the availability of any particular right or remedy upon a breach or default or that every provision of the Loan Documents will be upheld or enforced in any or each circumstance by a court, nor do we express any opinion with respect to the Loan Documents as to the enforceability of (i) provisions related to consents or waiver of rights, notices, defenses, remedies or the benefits of statutes of limitation; (ii) procedures related to the manner of sale of the Collateral following any Event of Default; (iii)

NationsBank, N.A.
   - and -
The Persons who become Banks
under the Credit Agreement referred to below
March __, 1998
Page 6



provisions for venue or jurisdiction of disputes; (iv) the manner of service of process; (v) attorney-in-fact designations; or (vi) usury savings clauses. We are, however, of the opinion that the foregoing provisions of subparagraph (e) do not materially impair the rights and remedies against the Credit Parties provided in the Loan Documents for the practical realization by the Banks of the essential benefits furnished to them under the Loan Documents.

         This opinion is given for the sole use and benefit of, and may only be relied upon by, the addressees hereof and their respective successors and assigns in connection with the instant loan transaction; this opinion may not be relied upon, and is not given for the benefit of, any other party, person or entity whatsoever or in connection with any other transaction. This opinion may not be quoted, circulated or published, in whole or in part, or furnished to any other party without our specific prior written consent.

                                                     Very truly yours,

                                    EXHIBIT J

                             TAX INDEMNITY AGREEMENT

     This TAX INDEMNITY AGREEMENT is made and entered this 2nd day of March, 1998 by Precision Response Corporation, a Florida corporation ( the "Borrower"), in favor of NationsBank, N.A., a national banking association (individually and as agent for banks which may now or hereafter be participants in the Facility (as hereinafter defined) including those specific banks listed in Exhibit A attached hereto (if any) (collectively the "Banks").

                                   BACKGROUND

     A. Simultaneously with the execution of this instrument, the Banks have agreed to extend to the Borrower a revolving credit facility (the "Facility") and Borrower has executed one or more Revolving Notes (the "Notes"), each in favor of one of the Banks, and a related Credit Agreement (together with the Notes and the other documents executed in connection with the Facility, the "Loan Documents");

     B. The Banks and the Borrower have each been advised by their counsel with respect to whether the Facility and/or any of the Loan Documents are subject to documentary stamp tax under Sections 201.08 or 201.09, Florida Statutes, as amended, and other applicable laws and regulations;

     C. The Banks and the Borrower believe in good faith that the Facility and the Notes and other Loan Documents are not subject to documentary stamp tax because (1) the Notes are being executed by the Borrower outside of Florida and physically delivered to the Banks outside of Florida, and (2) the Notes are not secured by Florida real property and no security agreement is recorded in Florida;

     D. The Borrower has not relied on any statement, representation, advice or knowledge on the part of the Banks in the structuring or closing of the Facility and is entering into and using the Facility regardless of whether any of the Loan Documents are subject to documentary stamp tax; and

     E. In order to induce the Banks to make credit extensions under the Facility, the Borrower has agreed to indemnify each Bank should it subsequently be determined that the Notes or any other Loan Documents are subject to documentary stamp tax.

                                   AGREEMENTS

     NOW THEREFORE, in consideration of the credit extensions being made by the Banks to the Borrower and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the Borrower agrees as follows:

     1. The foregoing recitals are true and correct and are incorporated as a part of this Agreement.

     2. Simultaneously with the execution hereof, the Borrower shall execute and deliver a completed copy of each Out-of-State Closing Affidavit provided by a Bank and shall provide all other applicable documentation necessary to comply with the requirements set forth above.

     3. The Borrower shall indemnify and hold the Banks harmless from and against the payment of any and all documentary stamp tax due to the State of Florida or any department or agency thereof in connection with the Facility, the Notes and/or the other Loan Documents (as the same may be modified, extended or renewed or any substitution thereof), together with all interest, fines, penalties, costs or other charges thereon, regardless of when, or the party against whom, the same may be assessed or imposed.

     4. In the event a documentary stamp tax assessment is made against any or all of the parties hereto, the Borrower shall pay the full amount of such assessment immediately. The Borrower shall not contest or otherwise challenge the assessment except in connection with a request for a refund in accordance with the applicable regulations adopted by the Florida Department of Revenue.

     5. The Borrower shall pay to the Banks, their successors and assigns, all sums of money requested by each Bank hereunder, within 10 days of such request, which such Bank shall or may advance, pay or cause to be paid, or become liable to pay, on account of or in connection with the failure by the Borrower to pay such documentary stamps and any interest and penalties associated therewith, and shall make such payment to such Bank within 10 days after such Bank shall request the same under the reasonable belief that such Bank has become liable therefor. In any accounting which may be had between any Bank and the Borrower, such Bank shall be entitled to charge for any and all disbursements made in connection with the matters herein contemplated in good faith under the reasonable belief that it is or was liable for the amounts so assessed.

     6. Upon failure of the Borrower to make payment hereunder within 10 days of any Bank's request, the sums requested by any Bank shall bear interest at the Post-Default Rate set forth in the Loan Documents.

     7. The Borrower waives all defenses to any action or actions by the Banks to enforce the Loan Documents and credit extensions under the Facility or collect the indebtedness evidenced by the Notes based upon the nonpayment of the documentary stamp tax as provided in Section 201.08(l), Florida Statutes.

     8. The obligations of the Borrower under this Agreement shall survive the repayment of the credit extensions under the Facility and the indebtedness evidenced by the Notes.

     9. Any default by the Borrower under the terms of this Agreement shall constitute an Event of Default under the Credit Agreement and the Notes.

     10. In the event it becomes necessary for any Bank to institute litigation or otherwise engage the services of an attorney to enforce the terms of this Agreement against the Borrower, such

Bank shall be entitled to recover a reasonable attorney's fee and any other costs incurred in connection with the enforcement of this Agreement.

     11. In the event of an assignment of a Note, the Borrower agrees that this Agreement shall inure to the benefit of the assignee of such Note and shall be fully enforceable by the assignee of the Note.

     12. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. The venue for any action pertaining to this Agreement shall be in Dade County, Florida.

     IN WITNESS WHEREOF, the Borrower has executed this Agreement as of the day and year first set forth above.

WITNESSES:                           PRECISION RESPONSE CORPORATION


                                     By:
---------------------------------       ------------------------------------
Print Name:                          Name:
           ----------------------         ----------------------------------
                                     Title:
                                          ----------------------------------

---------------------------------
Print Name:
           ----------------------

                                               (Corporate Seal)

                                    EXHIBIT K

                            ASSIGNMENT AND ACCEPTANCE

                          Dated _________________, 1998

     Reference is made to the Credit Agreement dated as of February 27, 1998 (the "Credit Agreement") among Precision Response Corporation (the "Borrower"), the Banks (as defined in the Agreement), and NationsBank, N.A., as Agent for the Banks (the "Agent"). Capitalized terms used but not defined herein shall have the meanings therefor set forth in the Agreement.

     The "Assignor" and the "Assignee" referred to on Schedule 1 agree as follows:

     1. The Assignor hereby sells and assigns to the Assignee, WITHOUT RECOURSE and without representation or warranty except as expressly set forth herein, and the Assignee hereby purchases and assumes from the Assignor an interest in and to the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents as of the date hereof equal to the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the Loans owing to the Assignee will be as set forth on Schedule 1.

     2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Credit Party, the performance or observance by any Credit Party of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto or the value of the Collateral; and (iv) attaches the Note held by the Assignor and requests that the Agent exchange such Note for new Notes payable to the order of Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto and to the Assignor in an amount equal to the Commitment retained by the Assignor, if any, as specified on Schedule 1.

     3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in section7 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor, or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Bank; and (vi) attaches any U.S. Internal Revenue Service or other forms required under section 9.06.

     4. Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by the Agent, unless otherwise specified on Schedule 1.

     5. Upon such acceptance and recording by the Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder; and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

     6. Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including without limitation all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

     7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Florida.

     8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of the executed counterpart of Schedule 1 to this Assignment and Acceptance by telefax shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                              SCHEDULE 1

Percentage interest assigned:                          _______________%

Assignee's Commitment:                                 $_______________

Aggregate outstanding principal

amount of Loans assigned:                              $_______________

Principal amount of Note payable to Assignee:          $_______________

Principal amount of Note payable to Assignor:          $_______________

Effective Date (if other than date of
acceptance by Agent):                                  ________________

                                   [Name of Assignor]



                                   --------------------------------------------,
                                   As Assignor

                                   By:
                                      ------------------------------------------

                                   Title:
                                         ---------------------------------------
                                   Date:
                                         ---------------------------------------

                                  [Name of Assignee]



                                   --------------------------------------------,
                                   Assignee

                                   By:
                                      ------------------------------------------

                                   Title:
                                         ---------------------------------------

                                   Lending Office:
                                                  ------------------------------
                                   Date:
                                        ----------------------------------------

Accepted and Approved **
this ___ day of ______________, 19__


NATIONSBANK, N.A.



By:
    ----------------------------------
Title:
      --------------------------------



** This date should be no earlier than ___ Business Days after the delivery of this Assignment and Acceptance to the Agent.


Approved this ___ day of ______________, 19__


PRECISION RESPONSE CORPORATION


By:                                    ***
    ----------------------------------
Title:
      --------------------------------


*** Required if the Assignee is an Eligible Assignee solely by reason of clause (iii) of the definition of "Eligible Assignee."

                                   EXHIBIT L

This is a signature page to the Credit Agreement by and among Precision Response Corporation, as the Borrower, NationsBank, N.A., as a Bank and the Agent, and the other Persons that become Banks pursuant to the terms thereof, and, by signing below, the undersigned becomes a Bank thereunder.

Amount of
Commitment:      $___________          _________________________, as a Bank

                                       By:
                                           ------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                              ----------------------------------


                                       By:
                                           ------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                              ----------------------------------


                                       Lending Office:

                                       ----------------------------------------


                                       ----------------------------------------


                                       Address for Notices:

                                       ----------------------------------------

                                       ----------------------------------------

                                       Attention:

                                       ----------------------------------------


                                       Telefax No.:
                                                   ----------------------------
                                       Telephone No.:
                                                      -------------------------






MIA95  194067.1 - KAC